TURNER FUNDS

                                   PROSPECTUS
                                January 31, 2001

                            TURNER MIDCAP GROWTH FUND
                          TURNER SMALL CAP GROWTH FUND
                          TURNER MICRO CAP GROWTH FUND
                               TURNER TOP 20 FUND
                             TURNER TECHNOLOGY FUND
                           TURNER B2B E-COMMERCE FUND
                      TURNER WIRELESS & COMMUNICATIONS FUND
                            TURNER GLOBAL TOP 40 FUND
                      TURNER FUTURE FINANCIAL SERVICES FUND
                     TURNER SHORT DURATION GOVERNMENT FUNDS
                              - ONE YEAR PORTFOLIO
                     TURNER SHORT DURATION GOVERNMENT FUNDS
                             - THREE YEAR PORTFOLIO
                   TURNER CORE HIGH QUALITY FIXED INCOME FUND

                           Portfolios of The TIP Funds

                               Investment Adviser
                        TURNER INVESTMENT PARTNERS, INC.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                              About This Prospectus

TIP Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class I and Class II Shares of the Turner Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about the Funds, please see:

                                                                   Page
     TURNER MIDCAP GROWTH FUND.....................................  4
     TURNER SMALL CAP GROWTH FUND..................................  7
     TURNER MICRO CAP GROWTH FUND.................................. 10
     TURNER TOP 20 FUND............................................ 13
     TURNER TECHNOLOGY FUND........................................ 16
     TURNER B2B E-COMMERCE FUND.................................... 19
     TURNER WIRELESS & COMMUNICATIONS FUND......................... 22
     TURNER GLOBAL TOP 40 FUND..................................... 25
     TURNER FUTURE FINANCIAL SERVICES FUND......................... 28
     TURNER SHORT DURATION GOVERNMENT FUNDS
          - ONE YEAR PORTFOLIO..................................... 32
     TURNER SHORT DURATION GOVERNMENT FUNDS
          - THREE YEAR PORTFOLIO................................... 36
     TURNER CORE HIGH QUALITY FIXED INCOME FUND.................... 40
     INVESTMENTS AND PORTFOLIO MANAGEMENT.......................... 43
     PURCHASING, SELLING AND EXCHANGING TURNER FUNDS............... 47
     DIVIDENDS AND DISTRIBUTIONS................................... 52
     TAXES......................................................... 53
     FINANCIAL HIGHLIGHTS.......................................... 54

To obtain more information about TIP Funds, please refer to the Back Cover of the Prospectus.

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help each Fund achieve its goal. Still, investing in the Funds involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Funds, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

INITIAL PUBLIC OFFERINGS


The Funds participate in initial public offerings (IPOs). If the Funds participate in successful IPOs, these IPOs will have a significant impact on the Funds' performance, especially on those Funds with lower asset levels. There is no guarantee that there will be successful IPOs in the future, or that the Funds will have access to successful IPOs. In addition, as Fund assets grow, the positive impact of successful IPOs on Fund performance tends to decrease.

TURNER MIDCAP GROWTH FUND

Fund Summary

Investment Goal                         Capital appreciation

Investment Focus                        Mid-cap U.S. common stocks

Share Price Volatility                  High

Principal Investment Strategy           Attempts to identify medium
                                        capitalization U.S. companies with
                                        strong earnings growth potential

Investor Profile                        Investors seeking long-term growth of
                                        capital who can withstand the share
                                        price volatility of equity investing

Principal Strategy


The Turner Midcap Growth Fund invests primarily (at least 65% of its assets) in common stocks and other equity securities of U.S. companies with medium market capitalizations (i.e., between $1 billion and $10 billion) that Turner Investment Partners believes have strong earnings growth potential. The Fund invests in securities of companies that are diversified across economic sectors, and attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap Growth Index (the "Index"). Portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily weighted securities in the Index.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities.


Principal Risks


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that domestic medium capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stock prices may be more volatile than those of larger companies.

Growth investing emphasizes stock price appreciation over current income from dividends. It is not expected that the Fund will own a substantial amount of securities that pay dividends. Investors in the Fund should not expect dividend income to offset any decline in the prices of portfolio securities.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class I Shares from year to year for the past four years.*

                                   1997                         40.56%
                                   1998                         26.52%
                                   1999                        125.45%
                                   2000                         -8.00%


* The performance information shown above is based on a calendar year.


                                  Best Quarter                Worst Quarter
                                     54.63%                      -27.91%
                                   (12/31/99)                  (12/31/2000)

This table compares the Fund's average annual total return for the periods ended December 31, 2000, to those of the Russell Midcap Growth Index.

                                                          Since Inception
                                              1 Year         (10/1/96)
---------------------------------------------------------------------------
Turner Midcap Growth Fund                     -8.00%           36.98%
Russell Midcap                               -11.75%           18.21%*

* The calculation date for the Index is December 31, 1996.


What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell Midcap Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 800 smallest U.S. companies out of the 1,000 largest companies with higher growth rates and price-to-book ratios.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses deducted from Fund assets)


                                                         Class I Shares
----------------------------------------------------------------------------
Investment Advisory Fees                                      0.75%
Distribution (12b-1) Fees                                     None
Other Expenses                                                0.32%
                                                              -----
Total Annual Fund Operating Expenses                          1.07%
Fee Waivers and Expense Reimbursements                       (0.04)%
                                                             -------
Total Net Operating Expenses                                  1.03%

--------------------------------------------------------------------------------
* The Adviser has arrangements with certain broker-dealers who have agreed to pay certain fund expenses in return for the direction of a portion of the Fund's brokerage transactions. As a result of these arrangements, it is anticipated that the Fund's expenses will be reduced, thereby reducing the cost of the expense guarantee to the Adviser. For more information about these fees, see "Investment Adviser."


Example


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated above and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                         1 Year       3 Years       5 Years       10 Years
Turner Midcap Growth Fund - Class I Shares                $109          $340          $590         $1,306

TURNER SMALL CAP GROWTH FUND (CLOSED TO NEW INVESTORS)

Fund Summary

Investment Goal                         Capital appreciation

Investment Focus                        Small cap U.S. common stocks

Share Price Volatility                  High


Principal Investment Strategy           Attempts to identify small
                                        capitalization companies with strong
                                        earnings growth potential

Investor Profile                        Investors seeking long-term growth of
                                        capital who can withstand the share
                                        price volatility of equity investing
                                        with a focus on small capitalization
                                        companies.


Principal Strategy


The Turner Small Cap Growth Fund invests primarily (at least 65% of its assets) in common stocks and other equity securities of U.S. companies with small market capitalizations (i.e., under $2 billion) that Turner Investment Partners believes have strong earnings growth potential. These securities may be traded over the counter or listed on an exchange. The Fund will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of its current benchmark, the Russell 2000 Growth Index (the "Growth Index"). Portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily weighted securities in the Growth Index.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities.


Principal Risks


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that domestic small capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stock prices may be more volatile than those of larger companies.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year for six years.*


                                   1995                         68.16%
                                   1996                         28.85%
                                   1997                         14.75%
                                   1998                          8.53%
                                   1999                         85.04%
                                   2000                        -14.38%


* The performance information shown above is based on a calendar year.


                                  Best Quarter                Worst Quarter
                                     44.57%                      -24.30%
                                   (12/31/99)                   (09/30/98)


This table compares the Fund's average annual total returns for the periods ended December 31, 2000, to those of the Russell 2000 Growth Index.


                                                                            Since Inception
                                              1 Year          5 Years           (2/7/94)
---------------------------------------------------------------------------------------------
Turner Small Cap Growth Fund                 -14.38%           20.52%            25.11%
Russell 2000 Growth Index                    -22.43%           7.15%             8.68%*

* The calculation date for the Index is February 28, 1994.


What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2000 smallest U.S. companies out of the 3000 largest U.S. companies with higher growth rates and price-to-book ratios.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses deducted from Fund assets)


                                                           Class I Shares
------------------------------------------------------------------------------
Investment Advisory Fees                                        1.00%
Distribution (12b-1) Fees                                       None
Other Expenses                                                  0.28%
                                                                -----
Total Annual Fund Operating Expenses                            1.28%
Fee Waivers and Expense Reimbursements                         (0.03%)
                                                               -------
Net Total Operating Expenses                                     1.25%*

--------------------------------------------------------------------------------
* The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.25% through January 31, 2004. In addition, the Adviser has arrangements with certain broker-dealers who have agreed to pay certain fund expenses in return for the direction of a portion of the Fund's brokerage transactions. As a result of these arrangements, it is anticipated that the Fund's expenses will be reduced, thereby reducing the cost of the expense guarantee to the Adviser. For more information about these fees, see "Investment Adviser."


Example


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated above and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                       1 Year        3 Years        5 Years       10 Years
Turner Small Cap Growth Fund - Class I Shares           $127           $397          $693          $1,537

TURNER MICRO CAP GROWTH FUND (CLOSED TO NEW INVESTORS)

Fund Summary

Investment Goal                         Capital appreciation

Investment Focus                        Micro cap U.S. common stocks

Share Price Volatility                  Very high


Principal Investment Strategy           Attempts to identify micro
                                        capitalization companies with strong
                                        earnings growth potential

Investor Profile                        Investors seeking long-term growth of
                                        capital who can withstand the share
                                        price volatility of micro cap equity
                                        investing with a focus on micro
                                        capitalization companies


Principal Strategy


The Turner Micro Cap Growth Fund invests primarily (at least 65% of its assets) in common stocks and other equity securities of U.S. companies with very small market capitalizations (i.e., under $500 million) that Turner Investment Partners believes have strong earnings growth potential. The Fund will invest in securities of companies that are diversified across economic sectors. Portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily weighted securities in the Russell 2000 Growth Index.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities.


Principal Risks


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that domestic micro capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole.


The micro capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these very small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Micro cap stocks also tend to be traded only in the over the counter market, and may not be as liquid as larger capitalization stocks. As a result, the prices of the micro cap stocks owned by the Fund will be very volatile, and the price movements of the Fund's shares will reflect that volatility.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares for two years.


                                   1999                        144.39%
                                   2000                         19.35%


                                  Best Quarter                Worst Quarter
                                     60.84%                      -16.18%
                                   (12/31/99)                  (12/31/2000)


This table compares the Fund's average annual total returns for the periods ended December 31, 2000, to those of the Russell 2000 Growth Index.


                                                          Since Inception
                                              1 Year         (2/27/98)
---------------------------------------------------------------------------
Turner Micro Cap Growth Fund                  19.35%           63.51%
Russell 2000 Growth Index                    -22.43%            1.62%*

* The calculation date for the Index is February 28, 1998.


What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of the 2000 smallest U.S. companies out of the 3000 largest U.S. companies with higher growth rates and price-to-book ratios.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses deducted from Fund assets)


                                                         Class I Shares
----------------------------------------------------------------------------
Investment Advisory Fees                                      1.00%
Distribution (12b-1) Fees                                     None
Other Expenses                                                0.37%
                                                              -----
Total Annual Fund Operating Expenses                          1.37%
Fee Waivers and Expense Reimbursements                       (0.12%)
                                                             -------
Net Total Operating Expenses                                 1.25%*

--------------------------------------------------------------------------------
* The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses, after brokerage-related expense reductions, from exceeding 1.25% through January 31, 2004. In addition, the Adviser has arrangements with certain broker-dealers who have agreed to pay certain fund expenses in return for the direction of a portion of the Fund's brokerage transactions. As a result of these arrangements, it is anticipated that the Fund's expenses will be reduced, thereby reducing the cost of the expense guarantee to the Adviser. For more information about these fees, see "Investment Adviser."


Example


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund operating are as stated above and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                            1 Year       3 Years      5 Years     10 Years
Turner Micro Cap Growth Fund - Class I Shares                $127         $397         $714        $1,613

TURNER TOP 20 FUND

Fund Summary

Investment Goal                         Long-term capital appreciation

Investment Focus                        U.S. common stocks

Share Price Volatility                  Very high

Principal Investment Strategy           Attempts to identify U.S. companies with
                                        strong earnings growth potential


Investor Profile                        Investors seeking long-term growth
                                        of capital who can withstand the
                                        share price volatility of equity
                                        investing with a focus on a relatively
                                        few number of issuers


Principal Strategy


The Turner Top 20 Fund invests substantially all (at least 80%) of its assets in common stocks and other equity securities of U.S. companies, regardless of their market capitalization, that Turner Investment Partners believes have strong earnings growth potential. A number of portfolio managers at Turner Investment Partners manage the Fund by selecting stocks in different sectors and capitalization ranges under the supervision of Robert Turner. The Fund's portfolio generally will contain 15-30 stocks.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities.


Principal Risks


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that U.S. growth stocks may underperform other segments of the equity markets or the equity market as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Small cap stocks also tend to be traded only in the over the counter market, and may not be as liquid as larger capitalization stocks. Therefore, small cap stock prices may be very volatile and the price movements of the Fund's shares may reflect that volatility.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. In addition, because this Fund focuses only on Turner Investment Partners' favorite U.S. growth companies, the Fund generally will hold fewer stocks in larger percentage amounts than funds that are more broadly diversified and not so focused. The Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility. By investing in different sectors and capitalization ranges, Turner seeks to reduce the Fund's overall level of volatility. Ideally, when one sector or capitalization range is out of favor, the other ranges will offer a counterbalancing influence.


Performance Information


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares for one year.


                                   2000                        -20.42%


                                  Best Quarter                Worst Quarter
                                     25.43%                      -36.11%
                                  (03/31/2000)                 (12/31/2000)


This table compares the Fund's average annual total returns for the periods ended December 31, 2000, to those of the S&P 500 Index.

                                                          Since Inception
                                              1 Year         (6/30/99)
---------------------------------------------------------------------------
Turner Top 20 Fund                           -20.42%           46.49%
S&P 500 Index                                 -9.11%           -1.41%


What is an Index?


An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses deducted from Fund assets)


                                                          Lowest Fee              Base Fee             Highest Fee
-----------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                    0.70%*                 1.10%*                1.50%*
Distribution (12b-1) Fees                                    None                   None                  None
Other Expenses                                               0.34%                  0.34%                 0.34%
                                                             -----                  -----                 -----
Total Annual Fund Operating Expenses                         1.04%                  1.44%                 1.84%
Fee Waivers and Expense Reimbursements                      (0.26)%                (0.26)%               (0.26)%
                                                            -------                -------               -------
Net Total Operating Expenses                                0.78%**                1.18%**               1.58%**

--------------------------------------------------------------------------------

* The advisory fee is subject to a performance adjustment based on the Fund's performance relative to the performance of the S&P 500 Index, as outlined above. More information about the performance fee structure can be found in the Fund's Statement of Additional Information.

** The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep other expenses from exceeding 0.25% until January 31, 2004. The Adviser has arrangements with certain broker-dealers who have agreed to pay certain Fund expenses in return for the direction to them of a portion of the Fund's brokerage transactions. As a result of these arrangements, it is anticipated that the Fund's expenses will be reduced, thereby reducing the cost of the expense guarantee to the Adviser. For more information about these fees, see "Investment Adviser".


Example


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated above and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                 1 Year          3 Years         5 Years         10 Years
Turner Top 20 Fund - Class I Shares Lowest        $97             $303             $546           $1,245
Fee

                                                 1 Year          3 Years         5 Years         10 Years
Turner Top 20 Fund - Class I Shares               $137            $428             $760          $1,700
Base Fee

                                                 1 Year          3 Years         5 Years         10 Years
Turner Top 20 Fund - Class I Shares               $178            $551             $969           $2,135
Highest Fee

TURNER TECHNOLOGY FUND

Fund Summary

Investment Goal                         Long-term capital appreciation

Investment Focus                        Common stocks of technology companies

Share Price Volatility                  Very high

Principal Investment Strategy           Attempts to identify technology
                                        companies with strong earnings growth
                                        potential

Investor Profile                        Investors seeking long-term growth of
                                        capital who can withstand the share
                                        price volatility of technology-focused
                                        equity investing

Principal Strategy


The Turner Technology Fund invests substantially all (at least 80%) of its assets in common stocks of companies that have developed or are developing new technologies and that may experience exceptional growth in sales and earnings driven by technology-related products and services. Stock selection will not be based on company size, but rather on an assessment of a company's fundamental prospects. The Fund's holdings will be concentrated in the technology sector, and will range from small companies developing new technologies to large, established firms with a history of developing and marketing such technologies. These companies may include companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, health care and biotechnology sectors.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities.


Principal Risks

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Growth investing emphasizes stock price appreciation over current income from dividends. It is not expected that the Fund will own a substantial amount of securities that pay dividends. Investors in the Fund should not expect dividend income to offset any decline in the prices of portfolio securities.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Small cap securities may be traded over the counter or listed on an exchange and may or may not pay dividends. Therefore, small cap stocks may be very volatile, and the price movements of the Fund's shares may reflect that volatility.


In addition, the Fund is subject to the risk that technology stocks may underperform other segments of the equity market or the equity markets as a whole. The competitive pressures of advancing technology and the number of companies and product offerings which continue to expand could cause technology companies to become increasingly sensitive to short product cycles and aggressive pricing. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

Performance Information


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares for one year.


                                   2000                        -32.92%


                                  Best Quarter                Worst Quarter
                                     31.31%                      -50.59%
                                  (03/31/2000)                 (12/31/2000)


This table compares the Fund's average annual total returns for the periods ended December 31, 2000, to those of the Pacific Stock Exchange Technology 100 Index.

                                                          Since Inception
                                              1 Year         (6/30/99)
---------------------------------------------------------------------------
Turner Technology Fund                       -32.92%           44.14%
PSE Technology 100 Index                     -16.12%           22.78%


What is an Index?


An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Pacific Stock Exchange Technology 100 Index is a widely-recognized, price weighted index of the top 100 U.S. technology-oriented companies.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses deducted from Fund assets)


                                                          Lowest Fee               Base Fee             Highest Fee
------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                    0.70%*                 1.10%*                  1.50%*
Distribution (12b-1) Fees                                   None                    None                   None
Other Expenses                                              0.57%                   0.57%                  0.57%
                                                            -----                   -----                  -----
Total Annual Fund Operating Expenses                        1.27%                   1.67%                  2.07%
Fee Waivers and Expense Reimbursements                     (0.32)%                 (0.32)%                (0.32)%
                                                           -------                 -------                -------
Net Total Operating Expenses                                0.95%**                 1.35%**                1.75%**

--------------------------------------------------------------------------------
* The advisory fee is subject to a performance adjustment based on the Fund's performance relative to the performance of the Pacific Stock Exchange Technology 100 Index as outlined above. More information on the Fund's performance fee structure can be found in the Fund's Statement of Additional Information.

** The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep other expenses from exceeding 0.25% until January 31, 2004. The Adviser has arrangements with certain broker-dealers who have agreed to pay certain Fund expenses in return for the direction to them of a portion of the Fund's brokerage transactions. As a result of these arrangements, it is anticipated that the Fund's expenses will be reduced, thereby reducing the cost of the expense guarantee to the Adviser. For more information about these fees, see "Investment Adviser".


Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                                     1 Year         3 Years         5 Years        10 Years
Turner Technology Fund - Class I Shares Lowest         $97            $303            $600          $1,444
Fee

                                                     1 Year         3 Years         5 Years        10 Years
Turner Technology Fund - Class I Shares               $137            $428            $812          $1,891
Base Fee

                                                     1 Year         3 Years         5 Years        10 Years
Turner Technology Fund - Class I Shares               $178            $551           $1,020         $2,319
Highest Fee

TURNER B2B E-COMMERCE FUND

Fund Summary

Investment Goal                         Long-term capital appreciation

Investment Focus                        Common stocks of business-to-business
                                        e-commerce companies

Share Price Volatility                  Very high

Principal Investment Strategy           Attempts to identify
                                        business-to-business e-commerce
                                        companies with strong earnings growth
                                        potential


Investor Profile                        Investors seeking long-term growth of
                                        capital who can withstand the share
                                        price volatility of business-to-business equity investing with a focus on e-commerce companies


Principal Strategy


The Turner B2B E-Commerce Fund invests primarily (at least 65% of its assets) in common stocks of companies that develop, engage in or sell business-to-business
(B2B) electronic commerce (e-commerce) technologies and that may experience exceptional growth in sales and earnings driven by B2B e-commerce products and services. Stock selection will not be based on company size, but rather on an assessment of a company's fundamental prospects. The Fund's holdings will be concentrated in the B2B e-commerce sector, and will range from small companies developing new B2B e-commerce technologies to large, established firms with a history of developing and marketing such B2B e-commerce technologies. These companies may include companies that develop, produce or distribute products or services over the Internet or using other electronic means. B2B companies may also include infrastructure, security, payment, Internet access, networking, computer hardware and software, and communications companies that facilitate e-commerce between companies. The Fund may also invest in companies that finance B2B and e-commerce companies.


Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Principal Risks

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Growth investing emphasizes stock price appreciation over current income from dividends. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

Investors in the Fund should not expect dividend income to offset any decline in the prices of portfolio securities.


The smaller capitalization and micro capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Micro cap stocks also tend to be traded only in the over-the-counter market, and may not be as liquid as larger capitalization stocks. Small cap securities may be traded over the counter or listed on an exchange and may or may not pay dividends. Therefore, small cap and micro cap stocks may be very volatile, and the price movements of the Fund's shares may reflect that volatility.


In addition, the Fund is subject to the risk that B2B e-commerce stocks may underperform other segments of the equity market or to the equity markets as a whole. The competitive pressures of advancing technology and the number of companies and product offerings which continue to expand could cause B2B e-commerce companies to become increasingly sensitive to short product cycles and aggressive pricing. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than Funds that are more diversified by industry.


Performance Information


The Turner B2B E-Commerce Fund commenced operations on June 30, 2000. Since the Fund does not have a full calendar year of performance, performance results have not been provided. However, the Fund will compare its performance to that of the Pacific Stock Exchange Technology 100 Index. The Pacific Stock Exchange Technology 100 Index is a widely-recognized, price-weighted index of the top 100 U.S. technology companies.


Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)

                                                                              Class I Shares
------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)               2.00%*


* Applies to redemptions within 90 days of purchase. At this time, purchases of Class I Shares of the Fund will not be subject to the redemption fee. The Fund will notify all existing shareholders if and when it has decided to implement the fee.

Annual Fund Operating Expenses (expenses deducted from Fund assets)


                                                             Class I Shares
--------------------------------------------------------------------------------
Investment Advisory Fees                                           1.10%*
Distribution (12b-1) Fees                                          None
Other Expenses                                                     1.77%
                                                                  -------
Total Annual Fund Operating Expenses                               2.87%
Fee Waivers and Expense Reimbursements                            (1.52)%
                                                                  --------
Net Total Operating Expenses                                       1.35%**

--------------------------------------------------------------------------------
* The advisory fee is subject to a performance adjustment based on the Fund's performance relative to the performance of the Pacific Stock Exchange Technology 100 Index, and may range from 0.70% to 1.50%, depending on the Fund's performance. Investment Advisory Fees and Net Total Operating Expenses reflected in the table above do not include the effect of any possible adjustment to the Adviser's fee. More information about the performance fee structure can be found in the Fund's Statement of Additional Information.

** The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.35% until June 30, 2001 and other expenses from exceeding 0.25% once the performance based fee is implemented. The Adviser has arrangements with certain broker-dealers who have agreed to pay certain Fund expenses in return for the direction to them of a portion of the Fund's brokerage transactions. As a result of these arrangements, it is anticipated that the Fund's expenses will be reduced, thereby reducing the cost of the expense guarantee to the Adviser. For more information about these fees, see "Investment Adviser".


Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                                        1 Year         3 Years
Turner B2B E-Commerce Fund - Class I Shares              $137            $428

TURNER WIRELESS & COMMUNICATIONS FUND

Fund Summary

Investment Goal                         Long-term capital appreciation

Investment Focus                        Common stocks of communications
                                        companies

Share Price Volatility                  Very high

Principal Investment Strategy           Attempts to identify communications
                                        companies with strong earnings growth
                                        potential

Investor Profile                        Investors seeking long-term growth of
                                        capital who can withstand the share
                                        price volatility of communications-
                                        focused equity investing

Principal Strategy


The Turner Wireless & Communications Fund invests primarily (at least 65% of its assets) in common stocks of communications companies, including those employing so-called "wireless" technologies. Stock selection will not be based on company size, but rather on an assessment of a company's fundamental prospects. The Fund's holdings will be concentrated in the communications sector, and will range from small companies developing new communications technologies to large, established firms with a history of developing and marketing such communications technologies. These companies may include networking companies, land-based, satellite and wireless carriers, communications equipment manufacturers, and other companies that provide communications-related products and services.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional capital gains tax liabilities.


Principal Risks

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Growth investing emphasizes stock price appreciation over current income from dividends. It is not expected that the Fund will own a substantial amount of securities that pay dividends. Investors in the Fund should not expect dividend income to offset any decline in the prices of portfolio securities.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Small cap securities may be traded over the counter or listed on an exchange and may or may not pay dividends. Therefore, small cap stock prices may be very volatile, and the price movements of the Fund's shares may reflect that volatility.


In addition, the Fund is subject to the risk that telecommunications stocks may underperform other segments of the equity markets or the equity markets as a whole. The competitive pressures of advancing technology and the number of companies and product offerings which continue to expand could cause telecommunications companies to become increasingly sensitive to short product cycles and aggressive pricing. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than Funds that are more diversified by industry.

Performance Information


The Turner Wireless & Communications Fund commenced operations on June 30, 2000. Since the Fund does not have a full calendar year of performance, performance results have not been provided. However, the Fund will compare its performance to that of the Pacific Stock Exchange Technology 100 Index. The Pacific Stock Exchange Technology 100 Index is a widely-recognized, price-weighted index of the top 100 U.S. technology companies.


Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)

                                                                              Class I Shares
------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)               2.00%*


* Applies to redemptions within 90 days of purchase. At this time, purchases of Class I Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it has decided to implement the fee.



Annual Fund Operating Expenses (expenses deducted from Fund assets)


                                                              Class I Shares
--------------------------------------------------------------------------------
Investment Advisory Fees                                           1.10%*
Distribution (12b-1) Fees                                          None
Other Expenses                                                     0.94%
                                                                   -----
Total Annual Fund Operating Expenses                               2.04%
Fee Waivers and Expense Reimbursements                            (0.69)%
                                                                  -------
Net Total Operating Expenses                                      1.35%**

--------------------------------------------------------------------------------
* The advisory fee is subject to a performance adjustment based on the Fund's performance relative to the performance of the Pacific Stock Exchange Technology 100 Index, and may range from 0.70% to 1.50%, depending on the Fund's performance. Investment Advisory Fees and Net Total Operating Expenses reflected in the table above do not include the effect of any possible adjustment to the Adviser's fee. More information about the performance fee structure can be found in the Fund's Statement of Additional Information.

** The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.35% until June 30, 2001, and other expenses from exceeding 0.25% once the performance fee has been implemented. The Adviser has arrangements with certain broker-dealers who have agreed to pay certain Fund expenses in return for the direction to them of a portion of the Fund's brokerage transactions. As a result of these arrangements, it is anticipated that the Fund's expenses will be reduced, thereby reducing the cost of the expense guarantee to the Adviser. For more information about these fees, please see "Investment Adviser".


Example


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated above and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                             1 Year    3 Years
Turner Wireless & Communications Fund - Class I Shares        $137       $428

TURNER GLOBAL TOP 40 FUND

Fund Summary
Investment Goal                         Long-term capital appreciation

Investment Focus                        ADRs and common stocks of U.S. and
                                        foreign companies

Share Price Volatility                  High

Principal Investment Strategy           Attempts to identify U.S. and foreign
                                        companies with strong earnings growth
                                        potential

Investor Profile                        Investors seeking long-term growth of
                                        capital who can withstand the share
                                        price volatility of global equity
                                        investing with a focus on a relatively
                                        few number of issuers


Principal Strategy

The Turner Global Top 40 Fund invests primarily (at least 65% of its assets) in common stocks of companies located in U.S. and developed foreign markets, including most nations in western Europe and the more developed nations in the Pacific Basin and Latin America, as well as in American Depository Receipts
(ADRs) of issuers located in these countries. Turner Investment Partners selects areas for investment by continuously analyzing the U.S. market and a broad range of foreign markets in order to identify specific country opportunities and to assess the level of return and degree of risk that can be expected. Within countries, the Fund invests in companies located in a variety of industries and business sectors that the Fund expects to experience rising earnings growth and to benefit from global economic trends or promising technologies or products. The Fund's portfolio will consist of a limited number of companies in a variety of market segments and countries throughout the world, and it will typically consist of 30-50 stocks representing Turner's best global investment ideas. The Fund generally does not attempt to hedge the effects of currency fluctuations on the Fund's investments on an on-going basis.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Principal Risks

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international, economic, financial and political events, as well as changes in currency valuations relative to the U.S. dollar. In addition, issuers of foreign stocks may not be subject to uniform accounting and auditing practices. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that foreign growth stocks may underperform other segments of the equity market or the equity markets as a whole.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. While ADRs are denominated in U.S. dollars, they are subject to currency risk to the extent the underlying stocks are denominated in foreign currencies.


The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. In addition, because this Fund focuses only on Turner Investment Partners' favorite foreign growth companies, the Fund generally will hold fewer stocks in larger percentage amounts than funds that are more broadly diversified and not so focused. The Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility. By investing in different sectors and capitalization ranges, Turner seeks to reduce the Fund's overall level of volatility. Ideally, when one sector or capitalization range is out of favor, the other ranges will offer a counterbalancing influence.


Performance Information


The Turner Global Top 40 Fund commenced operations on June 30, 2000. Since the Fund did not have a full calendar year of performance at December 31, 2000, performance results have not been provided. However, the Fund will compare its performance to that of the MSCI World Index. The MSCI World Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in Europe, Australasia and the Far East.


Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)

                                                                              Class I Shares
------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)               2.00%*


* Applies to redemptions within 90 days of purchase. At this time, purchases of Class I Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it has decided to implement the fee.

Annual Fund Operating Expenses (expenses deducted from Fund assets)


                                                              Class I Shares
--------------------------------------------------------------------------------
Investment Advisory Fees                                         1.00%*
Distribution and Service (12b-1) Fees                             None
Other Expenses                                                   1.02%
                                                                 -----
Total Annual Fund Operating Expenses                             2.02%
Fee Waivers and Expense Reimbursements                          (0.62)%
                                                                --------
Net Total Operating Expenses                                     1.40%**

--------------------------------------------------------------------------------
* The advisory fee is subject to a performance adjustment based on the Fund's performance relative to the performance of the MSCI World Index, and may range from 0.70% to 1.30%, depending on the Fund's performance. Investment Advisory Fees and Net Total Operating Expenses reflected in the table above do not include the effect of any possible adjustment to the Adviser's fee. More information about the performance fee structure can be found in the Fund's Statement of Additional Information.

** The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.40% until June 30, 2001, and other expenses from exceeding 0.40% once the performance fee has been implemented. The Adviser has arrangements with certain broker-dealers who have agreed to pay certain Fund expenses in return for the direction to them of a portion of the Fund's brokerage transactions. As a result of these arrangements, it is anticipated that the Fund's expenses will be reduced, thereby reducing the cost of the expense guarantee to the Adviser. For more information about these fees, please see "Investment Adviser".


Example


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated above and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                    1 Year        3 Years
Turner Global Top 40 Fund - Class I Shares           $143          $443

TURNER FUTURE FINANCIAL SERVICES FUND

Fund Summary

Investment Goal                         Long-term capital appreciation

Investment Focus                        Common stocks of U.S. financial services
                                        firms

Share Price Volatility                  High

Principal Investment Strategy           Attempts to identify U.S. financial
                                        services firms with strong growth
                                        potential

Investor Profile                        Investors who want capital appreciation
                                        and who can withstand the risks
                                        investing in the financial services
                                        sector

Principal Strategy


The Future Financial Services Fund will invest substantially all (at least 80%) of its assets in common stocks and other equity securities of U.S. financial services companies, including banks, brokerage houses, insurance companies and investment advisory companies, that the Adviser believes have above average growth potential or that are undervalued. The Adviser also invests in financial services companies that it believes to be potential merger or acquisition targets. The Fund will concentrate in the fiancial services sector

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional capital gains tax liabilities.

Principal Risks

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund's investments are concentrated in the financial services sector, it is subject to the risk that the financial services sector will underperform the broader market, as well as the risk that issuers in that sector will be impacted by market conditions, legislative or regulatory changes, or competition. The Fund may also be more susceptible to changes in interest rates and other market and economic factors that affect financial services firms, including the effect of interest rate changes on the share prices of those financial service firms. In addition, if the Adviser incorrectly predicts that a company will be involved in a merger or other transaction, the Fund may lose any premium it paid for these stocks, and ultimately may realize a lower return than if the company is not involved in a merger or acquisition transaction.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange and may or may not pay dividends.

In addition, the Fund is subject to the risk that the stocks of technology-oriented financial services companies, both current and emerging, may underperform other segments of the equity market or to the equity markets as a whole. The competitive pressures of advancing technology and the number of companies and product offerings which continue to expand could cause financial services companies to become increasingly sensitive to short product cycles and aggressive pricing.

Performance Information

Performance Fee Adjustment

The investment advisory fee may be adjusted based on the Fund's total return as compared to a benchmark. This fee will not exceed 1.25% or be lower than 0.75%, depending upon whether the Fund outperforms its benchmark by 3% or underperforms its benchmark by 3%, respectively. See "Investment Adviser" for more information on performance-based fees.

The bar chart shows changes in the performance of the Fund's shares from year to year for three years.*

                                          1998             (5.81)%
                                          1999             (4.27)%
                                          2000             27.33%


* The performance information shown above is based on a calendar year. The shareholders of the Penn Capital Select Financial Services Fund voted to approve Turner as the Fund's investment adviser on January 12, 2001. Turner began operations as the Fund's investment adviser on January 16, 2001. Their performance shown reflects the performance of Penn Capital Management Company, Inc., the Fund's former adviser and represents some indication of the risks and volatility of an investment in the Fund. As a result, performance information should be reviewed within the overall context of the investment adviser change.

                                  Best Quarter                Worst Quarter
                                     17.23%                      -19.29%
                                    9/30/00                      9/30/98


This table compares the Fund's average annual total returns for the periods ended December 31, 2000, to those of the S&P Financials Index.

                                                           Since Inception
                                                 1 Year       (10/20/97)
----------------------------------------------------------------------------
Turner Future Financial Services Fund            27.33%         12.43%
S&P Financials Index                             26.08%         15.87%

* The calculation date for the Index is October 31, 1997.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P Financials Index is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the Standard & Poor's 500 Index.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)

                                                                         Class I Shares
--------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)           2.00%*

*    Applies only to redemptions within 90 days of purchase.

Annual Fund Operating Expenses (expenses deducted from Fund assets)

                                                            Class I Shares
--------------------------------------------------------------------------------
Investment Advisory Fees                                         1.00%*
Distribution (12b-1) Fees                                        None
Other Expenses                                                   0.72%**
                                                                 -----
Total Annual Fund Operating Expenses                             1.72%
Fee Waivers and Expense Reimbursements                          (0.32)%
                                                                -------
Net Total Operating Expenses                                     1.40%***

* The advisory fee is subject to a performance adjustment based on the Fund's performance relative to the performance of the S&P Financials Index, and may range from 0.75% to 1.25% depending on the Fund's performance. Investment Advisory Fees and Net Total Operating Expenses reflected in the table above do not include the effect of any possible adjustment to the Adviser's fee.This performance fee will not be charged, if at all, until twelve months after the date Turner began managing the Fund's assets. More information about the performance fee structure can be found in the Fund's Statement of Additional Information.

**   Other Expenses are estimated for the current fiscal year.

*** The Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.40% for the first year . Turner has arrangements with certain broker-dealers who have agreed to pay fund expenses in return for the direction of a portion of the Fund's brokerage transactions. As a result of these arrangements, it is anticipated that the Fund's expenses will be reduced, thereby reducing the cost of the expense guarantee to the Adviser. For more information about these fees, see "Investment Adviser."

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                                 1 Year      3 Years     5 Years     10 Years
Turner Future Financial Services Fund             $143        $511         $903       $2,004

TURNER SHORT DURATION GOVERNMENT FUNDS
 - ONE YEAR PORTFOLIO

Fund Summary

Investment Goal                         Total return consistent with the
                                        preservation of capital

Investment Focus                        Fixed income securities issued or
                                        guaranteed by the U.S. government

Share Price Volatility                  Low

Principal Investment Strategy           Attempts to identify U.S. government
                                        securities that are attractively priced


Investor Profile                        Investors seeking current income with a
                                        very limited amount of share price
                                        volatility

Principal Strategy

The Turner Short Duration Government Funds - One Year Portfolio invests primarily (at least 65% of its assets) in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association (GNMA). In selecting investments for the Fund, Turner Investment Partners chooses U.S. government obligations that are attractively priced relative to the market or to similar instruments. In addition, Turner considers the "effective duration" of the Fund's entire portfolio when selecting securities. Effective duration is a measure of a security's price volatility or the risk associated with changes in interest rates. Although Turner manages interest rate risk by maintaining an effective duration that is comparable to or less than that of one-year U.S. Treasury bills, the Fund may invest in securities with any maturity or duration.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Principal Risks

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In addition, the Fund is subject to the risk that short duration U.S. government securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The performance of Class I and Class II Shares will differ due to differences in expenses. This bar chart shows changes in the performance of the Fund's Class I Shares from year to year for six years.*

                                   1995                          7.61%
                                   1996                          6.41%
                                   1997                          6.30%
                                   1998                          5.84%
                                   1999                          5.41%
                                   2000                          6.99%


* The performance information shown above is based on a calendar year. The first four years of performance shown is for the Alpha Select Turner Short Duration Government Funds-One Year Portfolio, the Fund's predecessor. The Fund became part of the TIP Funds in 1999.


                                  Best Quarter                Worst Quarter
                                     2.04%                        1.11%
                                   (12/31/95)                   (06/30/99)

This table compares the Fund's average annual total returns for Class I and Class II Shares for the periods ended December 31, 2000, to those of the Merrill Lynch Three-Month US Treasury Bill Index.

                                                                                                    Since
                                                                           1 Year     5 Years     Inception
---------------------------------------------------------------------------------------------------------------
Turner Short Duration Government Funds - One Year Portfolio
 - Class I Shares                                                           6.99%      6.19%        6.17%*
Turner Short Duration Government Funds - One Year Portfolio
 - Class II Shares                                                          6.52%       N/A         5.68%**
Merrill Lynch Three-Month US Treasury Bill Index                            6.18%      5.38%        5.38%***

*    The inception date for Class I Shares is March 1, 1994.
**   The inception date for Class II Shares is February 27, 1998.
***  The calculation date for the Index is March 31, 1994.


What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch Three-Month US Treasury Bill Index is an unmanaged index of Treasury securities that assumes reinvestment of all dividends.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses deducted from Fund assets)


                                                  Class I Shares          Class II Shares
-----------------------------------------------------------------------------------------------
Investment Advisory Fees                               0.25%                   0.25%
Distribution (12b-1) Fees                              None                    None
Other Expenses                                         1.00%                   1.25%
                                                       -----                   -----
Total Annual Fund Operating Expenses                   1.25%                   1.50%
Fee Waivers and Expense Reimbursements                (0.89)%                 (0.89)%
                                                      -------                 -------
Net Total Operating Expenses                           0.36%*                  0.61%*

--------------------------------------------------------------------------------
* The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses of the Class I and Class II Shares from exceeding 0.36% and 0.61%, respectively, through January 31, 2004. For more information about these fees, see "Investment Adviser".

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                                   1 Year         3 Years        5 Years        10 Years
Turner Short Duration Government Funds
 - One Year Portfolio - Class I Shares              $37            $116            $413          $1,259
Turner Short Duration Government Funds
 - One Year Portfolio - Class II Shares             $62            $195            $549          $1,546

TURNER SHORT DURATION GOVERNMENT FUNDS
 - THREE YEAR PORTFOLIO

Fund Summary

Investment Goal                         Total return consistent with the
                                        preservation of capital

Investment Focus                        Fixed income securities issued or
                                        guaranteed by the U.S. government

Share Price Volatility                  Low to medium

Principal Investment Strategy           Attempts to identify U.S. government
                                        securities that are attractively priced

Investor Profile                        Investors seeking current income with a
                                        limited amount of share price volatility

Principal Strategy

The Turner Short Duration Government Funds - Three Year Portfolio invests primarily (at least 65% of its assets) in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association (GNMA). In selecting investments for the Fund, Turner Investment Partners chooses U.S. government obligations that are attractively priced relative to the market or to similar instruments. Turner considers the "effective duration" of the Fund's entire portfolio when selecting securities. Effective duration is a measure of a security's price volatility or the risk associated with changes in interest rates. Although Turner manages interest rate risk by maintaining an effective duration that is comparable to or less than that of three-year U.S. Treasury notes, the Fund may invest in securities with any maturity.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Principal Risks

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In addition, the Fund is subject to the risk that short duration U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The performance of Class I and Class II Shares will differ due to differences in expenses. This bar chart shows changes in the performance of the Fund's Class I Shares from year to year for six years.*


                                   1995                         11.18%
                                   1996                          5.26%
                                   1997                          6.92%
                                   1998                          6.93%
                                   1999                          2.75%
                                   2000                          8.25%


* The performance information shown above is based on a calendar year. The first four years of performance shown is for the Alpha Select Turner Short Duration Government Funds - Three Year Portfolio, the Fund's predecessor. The Fund became part of the TIP Funds in 1999.


                                  Best Quarter                Worst Quarter
                                     3.24%                        0.40%
                                   (03/31/95)                   (03/31/96)

This table compares the Fund's average annual total returns for Class I Shares for the periods ended December 31, 2000, to those of the Lehman Brothers 1-3 Year U.S. Government Bond Index.


                                                                            1 Year     5 Years   Since Inception
-----------------------------------------------------------------------------------------------------------------
Turner Short Duration Government Funds - Three Year Portfolio
 - Class I Shares                                                            8.25%      6.01%        6.19%*
Turner Short Duration Government Funds - Three Year Portfolio
 - Class II Shares                                                           8.03%       N/A         8.61%**
Lehman Brothers 1-3 Year U.S. Government Bond Index                          8.17%      5.96%        6.14%***

*    The inception date for Class I Shares is March 1, 1994.
**   The inception date for Class II Shares is April 28, 1999.
***  The calculation date for the Index is March 31, 1994.


What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 1-3 Year U.S. Government Bond Index is a widely recognized index of U.S. government obligations with maturities of at least one year.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses deducted from Fund assets)


                                                                         Class I Shares          Class II Shares
----------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                                      0.25%                   0.25%
Distribution (12b-1) Fees                                                     None                    None
Other Expenses                                                                0.49%*                  0.74%*
                                                                             ------                   ------
Total Annual Fund Operating Expenses                                          0.74%                   0.99%
Fee Waivers and Expense Reimbursements                                       (0.38)%                 (0.38)%
                                                                             -------                 -------
Net Total Operating Expenses                                                  0.36%*                  0.61%*

* The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses of the Class I and Class II Shares from exceeding 0.36% and 0.61%, respectively, through January 31, 2004. For more information about these fees, see "Investment Adviser."

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                                   1 Year         3 Years         5 Years        10 Years
Turner Short Duration Government Funds
 - Three Year Portfolio - Class I Shares            $37             $116           $293            $805
Turner Short Duration Government Funds
 - Three Year Portfolio - Class II Shares           $62             $195           $430          $1,103

TURNER CORE HIGH QUALITY FIXED INCOME FUND

Fund Summary

Investment Goal                         Current income and capital appreciation


Investment Focus                        Investment grade fixed income
                                        securities, including US Treasuries and
                                        mortgage backed securities


Share Price Volatility                  Medium


Principal Investment Strategy           Attempts to identify quality fixed
                                        income securities with long-term,
                                        short-term and intermediate-term
                                        maturities


Investor Profile                        Investors who are seeking current income
                                        and capital appreciation and who are
                                        willing to accept principal risk

Principal Strategy


The Turner Core High Quality Fixed Income Fund invests primarily (at least 65% of its assets) in investment grade fixed income securities, including U.S. government securities, corporate debt securities, mortgage-backed securities, asset-backed securities, and short-term obligations. Turner Investment Partners will allocate the Fund's assets among these market sectors based on its analysis of historical data, yield trends and credit ratings. In selecting investments for the Fund, Turner chooses securities with long-term, short-term and intermediate-term durations that are attractively priced and that offer competitive yields. Typically, the Fund's average duration will be between three and six years (although the Fund may hold securities with longer or shorter durations).


Principal Risks

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In addition, the Fund is subject to the risk that U.S. fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgaged-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Performance Information


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares for one year.

                                   2000                         12.40%


                                  Best Quarter                Worst Quarter
                                     4.68%                        1.56%
                                  (12/31/2000)                 (06/30/2000)

This table compares the Fund's average annual total returns for the periods ended December 31, 2000, to those of the Lehman Aggregate Bond Index

                                                          Since Inception
                                              1 Year         (6/30/99)
---------------------------------------------------------------------------
Turner Core High Quality Fixed Income
Fund                                          12.40%           8.16%
Lehman Aggregate Bond Index                   11.63%           8.01%


What is an Index?


An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Aggregate Bond Index is a widely-recognized, market value weighted (higher market value stocks have more influence than lower market value stocks) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses deducted from Fund assets)


                                                            Class I Shares
-------------------------------------------------------------------------------
Investment Advisory Fees                                         0.50%
Distribution (12b-1) Fees                                        None
Other Expenses                                                   0.96%
                                                                 -----
Total Annual Fund Operating Expenses                             1.46%
Fee Waivers and Expense Reimbursements                          (1.01)%
                                                                -------
Net Total Operating Expenses                                    0.45%*

--------------------------------------------------------------------------------

* The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 0.45% through January 31, 2004. For more information about these fees, see "Investment Adviser."


Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                                                   1 Year       3 Years       5 Years     10 Years
Turner Core High Quality Fixed Income Fund - Class I Shares          $46          $144         $490        $1,467

More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information (SAI). Of course, there is no guarantee that any Fund will achieve its investment goal.

The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Funds' objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for gains.

Investment Adviser

Turner Investment Partners, Inc., an SEC-registered adviser, serves as the Adviser to each Fund. As the Funds' Adviser, Turner makes investment decisions for the Funds and continuously reviews, supervises and administers the Funds' investment programs. The Adviser also ensures compliance with the Funds' investment policies and guidelines.


As of December 31, 2000, Turner had approximately $10.2 billion in assets under management. For its services during the most recent fiscal year, Turner received investment advisory fees (after waivers and reimbursements) of:

     Turner Midcap Growth Fund                                            0.75%
     Turner Small Cap Growth Fund                                         0.99%
     Turner Micro Cap Growth Fund                                         0.92%
     Turner Top 20 Fund                                                   1.18%
     Turner Technology Fund                                               1.12%

For its services during the most recent fiscal year, Turner received no advisory fees, and waived/reimbursed expenses of:

     Turner Short Duration Government Funds - One Year Portfolio          0.56%
     Turner Short Duration Government Funds - Three Year Portfolio        0.09%
     Turner Core High Quality Fixed Income Fund                           0.51%

For the period from July 1, 2000 through September 30, 2000, Turner received investment advisory fees (after waivers and reimbursements) of:

     Turner Wireless & Communications Fund                                0.41%
     Turner Global Top 40 Fund                                            0.38%

For the period from July 1, 2000 through September 30, 2000, Turner received no advisory fees, and waived/reimbursed expenses of:

     Turner B2B E-Commerce Fund                                           0.42%

Turner began providing investment advisory services to the Turner Future Financial Services Fund on January 16, 2001 and thus, received no advisory fees for the fiscal year ended September 30, 2000. For advisory services performed, Turner is entitled to receive a base advisory fee as follows:

     Turner Future Financial Services Fund                                0.75%

However, fees for the Top 20, Technology, B2B E-Commerce, Wireless & Communications, Global Top 40 and Future Financial Services Funds may be higher or lower depending on a Fund's performance relative to a benchmark. If a Fund outperforms its benchmark by a set amount, Turner will receive higher advisory fees. Conversely, if a Fund underperforms its benchmark by the same amount, Turner will receive lower advisory fees. Advisory fees for these Funds may therefore range from a lowest possible fee of 0.70% to a highest possible fee of 1.50%. The Funds' SAI contains detailed information about each Fund's benchmark, as well as any possible performance-based adjustments to Turner's fees. These performance-based adjustments will take effect after the Funds have been in operation for more than one year.


Turner's Equity Investment Philosophy

Turner believes earnings expectations drive stock prices. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable, and introduce an unacceptable level of risk. As a result, all portfolios are fully invested and attempt to maintain sector weightings that are neutral to diversified against those of a benchmark index, since Turner believes it is imprudent to be overly-invested in any individual security. This allows Turner's stock selection process to be the primary determinant of performance.

Portfolio Managers


The Midcap Growth and Top 20 Funds are managed by a committee comprised of Chris McHugh, Bill McVail and Robert Turner. The Small Cap Growth Fund is managed by a committee comprised of Bill McVail, Chris McHugh and Frank Sustersic. The Micro Cap Growth Fund is managed by a committee comprised of Frank Sustersic and Bill McVail. The Technology Fund is managed by a committee comprised of Robert Turner, Chris McHugh and Robb Parlanti. The Global Top 40 Fund is managed by a committee comprised of Mark Turner, Robert Turner, and Robb Parlanti. The B2B E-Commerce Fund is managed by a committee comprised of Chris McHugh, Robert Turner and John Hammerschmidt. The Wireless & Communications Fund is managed by a committee comprised of Chris McHugh, Robert Turner and Robb Parlanti. The Future Financial Services Fund is managed by a team comprised of Chris Perry and Frank Sustersic. The Short Duration Government Funds - One Year Portfolio, Short Duration Government Funds - Three Year Portfolio, and Core High Quality Fixed Income Fund are managed by a committee comprised of James Midanek and John Pak. The background of each committee member is set forth below.


Robert E. Turner is a member of the committees which manage the Midcap Growth, Top 20, Technology, Global Top 40, B2B E-Commerce, and Wireless & Communications Funds, as set forth above. Mr. Turner, CFA, Chairman and Chief Investment Officer of the Adviser, is lead manager of the Top 20 and Technology Funds and co-manager of the Midcap Growth, Global Top 40, E-Commerce, and Wireless & Communications Funds. Mr. Turner founded Turner

Investment Partners, Inc. in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has 20 years of investment experience.


John Hammerschmidt is a member of the committee which manages the B2B E-Commerce Fund, as set forth above. Mr. Hammerschmidt, Senior Equity Portfolio Manager of the Adviser, is co-manager of the E-Commerce Fund. Mr. Hammerschmidt joined the Adviser in 1992. Prior to 1992, he was a principal with Chesapeake Capital Management. He has 18 years of investment experience.

Mark Turner is a member of the committee which manages the Global Top 40 Fund, as set forth above. Mr. Turner, Vice Chairman of the Adviser, is lead manager of the Global Top 40 Fund. Mr. Turner co-founded Turner Investment Partners, Inc. in 1990. Prior to 1990, he was Vice President and Senior Portfolio Manager with First Maryland Asset Management. He has 19 years of investment experience.


Christopher K. McHugh is a member of the committees which manage the Midcap Growth, Small Cap Growth, Top 20, Technology, B2B E-Commerce, and Wireless & Communications Funds, as set forth above. Mr. McHugh, Senior Equity Portfolio Manager of the Adviser, is the lead manager of the Midcap Growth, E-Commerce and Wireless & Communications Funds and co-manager of the Small Cap Growth, Top 20 and Technology Funds. Mr. McHugh joined the Adviser in 1990. Prior to 1990, he was a Performance Specialist with Provident Capital Management. He has 15 years of investment experience.

Bill McVail is a member of the committees which manage the Small Cap Growth, Midcap Growth, Micro Cap Growth and Top 20 Funds, as set forth above. Mr. McVail, CFA, Senior Equity Portfolio Manager of the Adviser, is the lead manager of the Small Cap Growth Fund and co-manager of the Midcap Growth, Micro Cap Growth and Top 20 Funds. Mr. McVail joined the Adviser in 1998. Prior to 1998, he was Portfolio Manager at PNC Equity Advisers. He has 13 years of investment experience.


Frank L. Sustersic is a member of the committees which manage the Micro Cap Growth, Small Cap Growth and Future Financial Services Funds, as set forth above. Mr. Sustersic, CFA, a Senior Equity Portfolio Manager of the Adviser, serves as lead manager of the Micro Cap Growth Fund and co-manager of the Small Cap Growth and Future Financial Services Funds. Mr. Sustersic joined Turner in 1994. Prior to 1994, he was an Investment Officer and Fund Manager with First Fidelity Bank Corporation. Mr. Sustersic has 12 years of investment experience.

Chris Perry is a member of the committee which manages the Future Financial Services Fund, as set forth above. Mr. Perry, CFA, Senior Security Analyst of the Adviser, is lead manager of the Future Financial Services Fund. Mr. Perry joined the Adviser in 1998. Prior to 1998, he was a Research Analyst with Pennsylvania Merchant Group. He has 11 years of investment experience.


Robb J. Parlanti is a member of the committees which manage the Technology, Global Top 40, and Wireless & Communications Funds, as set forth above. Mr. Parlanti, CFA, Senior Portfolio Manager of the Adviser, is co-manager of the Technology, Global Top 40 and Wireless & Communications Funds. Mr. Parlanti joined the Adviser in 1993. Prior to 1993, he was Assistant Vice President and Portfolio Manager at PNC Bank. He has 14 years of investment experience.

James L. Midanek is a member of the committee which manages the Short Duration Government Funds - One Year Portfolio, Short Duration Government Funds - Three Year Portfolio, and Core High Quality Fixed Income Fund. Mr. Midanek, Chief Investment Officer - Fixed Income, joined the Adviser in 1997. Prior to 1997, he was Chief Investment Officer of Solon Asset Management, L.P., which he founded in 1989, and Portfolio Manager of the Short Duration Government Funds. From 1992 to 1994, Mr. Midanek was Chief Investment Officer to the Fixed Income Group of Montgomery Asset Management, L.P., where he managed four institutional fixed income funds. Mr. Midanek has 20 years of investment experience.


John Pak is a member of the committee which manages the Fixed Income Funds, as set forth above. Mr. Pak, Senior Portfolio Manager/Analyst of the Adviser, is co-manager of the Fixed Income Funds. Mr. Pak joined the adviser in 2000. Prior to 2000, he was Vice President/Trade Desk Manager at Tuttle Decision Systems and Assistant Vice President at C.F. Childs and Company. He has 10 years of investment experience.

Purchasing, Selling and Exchanging Turner Funds

In order to open a new account, you must complete and mail the New Account Application that you receive with this prospectus.

All trades must be received by the Funds' Transfer Agent by 4:00 PM EST.

Your check must be made payable to the Turner Funds or wires must be sent to the instructions listed below.

Each Fund's minimum initial investment is $2,500 with minimum subsequent purchases of $50.

Once you are a shareholder of the Turner Funds you can do the following:

*    Purchase, sell or exchange Fund shares by phone.

Call 1-800-224-6312 between 9:00 AM and 4:00 PM EST Monday through Friday and press 3 to place a trade.

* Purchase, sell or exchange Fund shares by mail. Shareholders can mail trade requests to:

By regular mail                               By express or overnight mail


The Turner Funds                              The Turner Funds
P.O. Box 219805                               c/o DST Systems Inc.
Kansas City, MO 64121-9805                    330 W. 9th Street
                                              Kansas City, MO 64105


*    Purchase Fund shares by wiring funds to:

     United Missouri Bank of Kansas NA
     ABA  #101000695
     Account # 9870601168
     Further Credit: name of fund, shareholder name and Turner Funds account number

Closing the Funds to New Investors at Certain Asset Levels

There are limits to the amount an investment adviser can effectively invest in certain asset classes. Too many advisers try to manage more and more money regardless of their capacity to find attractive investments. Turner Investment Partners will not do this. Turner will close a Fund to most new investors once assets under management reach certain specified levels. For the Small Cap Growth and Micro Cap Growth Styles, those specified levels have been reached, and the Small Cap Growth and Micro Cap Growth Funds are currently closed to new investors. The Small Cap Growth Fund was closed to most new investors on August 29, 1997, and the Micro Cap Growth Fund was closed to most new investors on March 7, 2000. Similarly, Turner's Midcap Growth Style (which include the assets of the Fund) will be closed when the assets Turner manages in the style are within the range of $6.2 billion and $8.3 billion. When this asset range is reached, the Midcap Growth Fund will be closed to new investors. Existing shareholders of the Funds will be notified before any Fund is closed to new investors.

Shareholders of the Funds as of the effective date for a Fund closing may continue to make investments and may open additional accounts with the Funds, provided the new accounts are registered in the same name or have the same taxpayer identification or social security number assigned to them. In addition, certain limited classes of new investors may also purchase shares of the Funds after they are closed to new investors. See "Purchasing, Selling and Exchanging Fund Shares."

The Turner Funds are "no load" mutual funds, meaning you pay no sales charge when purchasing shares of the Funds. The minimum initial investment is $2,500 and the minimum subsequent investment is $50. The Funds reserve the right to waive the minimum initial investment.

This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Funds.

Purchasing Turner Fund Shares

Choosing Class I or Class II Shares

Class I and Class II Shares have different expenses and other characteristics.

Class I Shares are for individual investors and for certain institutional investors investing for their own or their customers' account.

Class II Shares are for individual investors who purchase shares through financial institutions or intermediaries. Only the Turner Short Duration Government Funds - One Year Portfolio and Turner Short Duration Government Funds
- Three Year Portfolio offer Class II Shares.

   Class I Shares                              Class II Shares
o  No sales charge                          o  No sales charge
o  Lower annual expenses                    o  Higher annual expenses
o  $2,500 minimum initial investment        o  $2,500 minimum initial investment

For some investors the minimum initial investment may be lower.

When Can You Purchase Shares?

You may purchase shares on any day that the New York Stock Exchange is open for business (a Business Day).

We may reject any purchase order if we determine that accepting the order would not be in the best interests of the Funds or their shareholders.

To open an account:

o By Mail -- Please send your completed application, with a check payable to the Turner Funds, to the address listed on this page. Your check must be in U.S. dollars and drawn on a bank located in the United States. We do not accept third party checks, credit card checks or cash.

o By Wire -- Please call us at 1-800-224-6312 (option 3) to let us know that you intend to make your initial investment by wire. You will be given an account number and fax number to which you should send your completed New Account Application. Once this is complete you will need to instruct your bank to wire money to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7060-116-8; Further Credit: [_________
     Fund]. The shareholder's name and account number must be specified in the wire.

Systematic Investment Plan

If you have a checking or savings account with a bank, you may purchase Class I Shares automatically through regular deductions from your account. Please call 1-800-224-6312 for information regarding participating banks. With a $100 minimum initial investment, you may begin regularly scheduled investments once a month.

Who is eligible to invest in a Fund once it is closed to new investors?

If you are a shareholder of a Fund when it closes to new investors, you will be able to make additional investments in the Fund and reinvest your dividends and capital gains distributions. Once a Fund is closed, you may open a new account only if:

o your business or other organization is already a shareholder of the Fund and you are opening an account for an employee benefit plan sponsored by that organization or an affiliated organization;

o you are a current Fund trustee or officer, or an employee of Turner Investment Partners, Inc. or a member of the immediate family of any of these people; or

o you are a client of a financial adviser or planner who has client assets invested in the TIP Funds as of the date of any proposed new investment in the Fund.

How Fund Prices are Calculated

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. NAV for one Fund share is the value of that share's portion of the net assets of the Fund. The Funds' NAV is calculated once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally we must receive your purchase order before 4:00 p.m., Eastern time.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Purchasing Additional Shares

o By Mail -- Please send your check payable to Turner Funds along with a signed letter stating the name of the Turner Fund and your account number.

o By Phone -- Current shareholders are eligible to purchase shares by phone if they have requested that privilege by checking the appropriate box on the New Account Application.

     Shareholders who have requested telephone privileges can call 1-800-224-6312 (option 3) and give the Fund and account number they would like to make a subsequent purchase into. They must then instruct their bank to wire the money by following the instructions listed on page ___.

Additional Information

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds. You will also generally have to address your correspondence or questions regarding the Funds to your institution.

Selling Turner Fund Shares

If you own shares directly, you may sell your shares on any Business Day by contacting us directly by mail or telephone. You may also sell your shares by contacting your financial institution by mail or telephone. The sale price of each share will be the next NAV determined after we receive your request.

You may sell shares by following the procedures established when you opened your account or accounts. If you have questions, call 1-800-224-6312.

o By Mail - If you wish to redeem shares of the Turner Funds, you should send us a letter with your name, Fund and account number and the amount of your request. All letters must be signed by the owner(s) of the account. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was established. If you would like the proceeds sent to either a different bank account or address, a signature guarantee is required.

o By Phone -- When filling out a New Account Application shareholders are given the opportunity to establish telephone redemption privileges. If shareholders elect to take advantage of this privilege they will be able to redeem shares of the Turner Funds by calling 1-800-224-6312 (option 3) and informing one of our representatives.

Systematic Withdrawal Plan

If you have at least $2,500 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account. Please call 1-800-224-6312 for information regarding banks that participate in the Systematic Withdrawal Plan.

Signature Guarantees

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including, (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.

Redemptions in Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Receiving Your Money

Normally, the Funds will send your sale proceeds within three Business Days after they receive your request, but it may take up to seven days. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. If you recently purchased your shares by check or through ACH, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Exchanging Turner Fund Shares

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after we receive your exchange request.

You may exchange your shares on any Business Day by contacting the Funds directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

Other Policies:

For Customers of Financial Institutions

If you purchase, sell or exchange Fund shares through a financial institution (rather than directly from us), you may have to transmit your purchase, sale and exchange requests to your financial institution at an earlier time for your transaction to become effective that day. This allows the financial institution time to process your request and transmit it to us. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although we have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, we are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with us over the telephone, you will generally bear the risk of any loss.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Funds' SAI.

Involuntary Sales of Your Shares

If your account balance drops below the required minimum of $1,000, you may be required to sell your shares. You will always be given at least 60 days' written notice to give you time to add to your account and avoid selling your shares.

Distribution of Fund Shares


SEI Investments Distribution Co. (SIDCO.) is the distributor of the Funds. SIDCO receives no compensation for distributing the Funds' shares.


The Turner Short Duration Government Funds-One Year Portfolio and Turner Short Duration Government Funds-Three Year Portfolio have adopted a shareholder service plan for their Class II Shares that allows the Funds to pay service fees up to 0.25% of average daily net assets for services provided to shareholders.

Dividends and Distributions


The Turner Midcap Growth, Turner Small Cap Growth, Turner Micro Cap Growth, Turner Top 20, Turner Technology, Turner B2B E-Commerce, Turner Wireless & Communications, Turner Global Top 40 and Turner Future Financial Services Funds distribute their income annually as a dividend to shareholders. The Turner Short Duration Government Funds - One Year Portfolio, Turner Short Duration Government Funds - Three Year Portfolio and Turner Core High Quality Fixed Income Fund declare their investment income daily and distribute it monthly as a dividend to shareholders.


The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send the Funds written notice.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Summarized below are some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Each sale or exchange of Fund shares is a taxable event.


Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolios of the Turner Global Top 40 Fund. In addition, the Turner Global Top 40 Fund may be able to pass along a tax credit for foreign income taxes they pay. The Fund will notify you if it gives you the credit.


More information about taxes is in the SAI.

Financial Highlights

The tables that follow present performance information about Class I and Class II Shares of the Funds. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of each Fund's operation. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. These Financial Highlights have been audited by Ernst & Young LLP, independent auditors whose report, along with each Fund's financial statements, appears in the annual report that accompanies our SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-224-6312.

Financial Highlights For the Period Ending September 30

                                             Income From Investment Operations




                                             Net                                    Net Gains or Losses
                                             asset value,                           on Securities (both    Total from
                                             beginning of period  Net Investment    realized and           Investment
                                                                  income (loss)     unrealized)            Operations
Turner Midcap Growth Fund
2000                                           $   25.53              (0.10)               23.79               23.69
1999                                           $   13.87              (0.06)               11.72               11.66
1998                                           $   14.22              (0.07)                0.22                0.15
1997 (7)                                       $   10.00              (0.03)                4.36                4.33
Turner Small Cap Growth Fund
2000                                           $   34.20              (0.12)               17.89               17.77
1999                                           $   21.49              (0.26)               12.97               12.71
1998                                           $   26.35              (0.23)               (4.19)              (4.42)
1997                                           $   23.13              (0.07)                3.80                3.73
1996 (1)                                       $   16.08              (0.08)                8.17                8.09
1995                                           $   10.90              (0.06)                5.24                5.18
Turner Micro Cap Growth Fund
2000                                           $   21.09              (0.18)               26.52               26.34
1999 (3)                                       $    9.88              (0.05)               11.26               11.21
1998 (4)                                       $   10.00              (0.04)               (0.08)              (0.12)
Turner Top 20 Fund
2000                                           $   13.99              (0.11)               13.06               12.95
1999 (5)                                       $   10.00              (0.02)                4.01                3.99
Turner Technology Fund
2000                                           $   14.06              (0.16)               20.33               20.17
1999 (5)                                       $   10.00              (0.02)                4.08                4.06
Turner B2B E-Commerce Fund
2000(12)                                       $   10.00              (0.01)                2.53                2.52
Turner Wireless & Communications Fund
2000(12)                                       $   10.00              (0.01)                1.83                1.82
Turner Global Top 40 Fund
2000(12)                                       $   10.00              (0.01)               (0.62)              (0.63)
Turner Future Financial Services Fund(14)
2000                                           $   10.74               0.20                 1.05                1.25
1999                                           $   10.50               0.23                 0.79                1.02
1998(13)                                       $   10.00               0.07                 0.64                0.71

                                             Less Distributions





                                             Dividends (From                                                            Net asset
                                             net investment    Distributions(from   Returns of      Total               value, end
                                             income)           capital gains)       capital         Distributions       of period
Turner Midcap Growth Fund
2000                                             --               (2.70)              --               (2.70)            $   46.52
1999                                             --                 --                --                 --              $   25.53
1998                                             --               (0.50)              --               (0.50)            $   13.87
1997 (7)                                         --               (0.11)              --               (0.11)            $   14.22
Turner Small Cap Growth Fund
2000                                             --               (7.18)              --               (7.18)            $   44.79
1999                                             --                 --                --                 --              $   34.20
1998                                             --               (0.25)            (0.19)             (0.44)            $   21.49
1997                                             --               (0.51)              --               (0.51)            $   26.35
1996 (1)                                         --               (1.04)              --               (1.04)            $   23.13
1995                                             --                 --                --                 --              $   16.08
Turner Micro Cap Growth Fund
2000                                             --               (1.51)              --               (1.51)            $   45.92
1999 (3)                                         --                 --                --                 --              $   21.09
1998 (4)                                         --                 --                --                 --              $    9.88
Turner Top 20 Fund
2000                                             --               (2.20)              --               (2.20)            $   24.74
1999 (5)                                         --                 --                --                 --              $   13.99
Turner Technology Fund
2000                                             --               (1.54)              --               (1.54)            $   32.69
1999 (5)                                         --                 --                --                 --              $   14.06
Turner B2B E-Commerce Fund
2000(12)                                         --                 --                --                 --              $   12.52
Turner Wireless & Communications Fund
2000(12)                                         --                 --                --                 --              $   11.82
Turner Global Top 40 Fund
2000(12)                                         --                 --                --                 --              $    9.37
Turner Future Financial Services Fund(14)
2000                                           (0.31)             (0.52)              --               (0.83)            $   11.16
1999                                           (0.09)             (0.69)              --               (0.78)            $   10.74
1998(13)                                       (0.01)             (0.20)              --               (0.21)            $   10.50

                                                                                       Ratios/Supplemental Data

                                                                  Ratio of                                     Ratio of
                                                                  expenses                                     net expenses
                                                                  to average net        Net                    to average
                                                                  assets (including     assets end             net assets
                                                                  directed              of period              (including
                                                                  brokerage             (000)                  waivers and
                                             Total return+        arrangements)                                reimbursements)
Turner Midcap Growth Fund
2000                                             97.35%               1.03%             $1,203,756                  1.07%
1999                                             84.07%               1.03%             $  148,830                  1.08%
1998                                              1.24%               1.23%             $   24,582                  1.34%
1997 (7)                                         43.77%               1.25%*            $    5,145                  1.25%*
Turner Small Cap Growth Fund
2000                                             56.07%               1.25%             $  528,928                  1.26%
1999                                             59.14%               1.25%             $  254,077                  1.27%
1998                                            (16.90)%              1.25%             $  147,534                  1.28%
1997                                             16.64%               1.24%             $  153,462                  1.24%
1996 (1)                                         52.90%               1.25%*            $   67,425                  1.25%*
1995                                             47.52%               1.25%             $   13,072                  1.25%
Turner Micro Cap Growth Fund
2000                                            129.02%               1.25%             $  187,107                  1.27%
1999 (3)                                        113.46%               0.90%             $   12,963                  0.90%
1998 (4)                                         (1.20)%              1.25%*            $    2,843                  1.25%*
Turner Top 20 Fund
2000                                             98.58%               1.26%             $  246,621                  1.52%
1999 (5)                                         39.90%               1.35%*            $   16,112                  1.35%*
Turner Technology Fund
2000                                            149.35%               1.35%             $  169,353                  1.50%
1999 (5)                                         40.60%               1.35%*            $    8,296                  1.35%*
Turner B2B E-Commerce Fund
2000(12)                                         25.20%               1.35%*            $   13,750                  1.35%*
Turner Wireless & Communications Fund
2000(12)                                         18.20%               1.35%*            $   24,272                  1.35%*
Turner Global Top 40 Fund
2000(12)                                         (6.30)%              1.40%*            $   12,080                  1.40%*
Turner Future Financial Services Fund(14)
2000                                             12.86%               1.40%             $      392                  1.40%
1999                                              9.62%               1.40%             $      305                  1.40%
1998(13)                                          6.81%               1.40%             $      703                  1.40%*


                                                                                        Ratio of net
                                                                   Ratio of             investment
                                                                   expenses             income (loss)
                                                                   to average           to average
                                             Ratio of net          net assets           net assets
                                             income (loss)         (excluding           (excluding                Portfolio
                                             to average            waivers and          waivers and               turnover
                                             net assets            reimbursements)      reimbursements)           rate
Turner Midcap Growth Fund
2000                                             (0.72%)                1.07%               (0.72%)                306.97%
1999                                             (0.58)%                1.08%               (0.58)%                290.79%
1998                                             (0.79)%                1.73%               (1.18)%                304.29%
1997 (7)                                         (0.62)%*               7.96%*              (7.33)%*               348.29%
Turner Small Cap Growth Fund
2000                                             (0.94)%                1.27%               (0.95)%                203.01%
1999                                             (1.00)%                1.31%               (1.04)%                223.61%
1998                                             (0.99)%                1.41%               (1.12)%                167.73%
1997                                             (0.84)%                1.33%               (0.93)%                130.68%
1996 (1)                                         (0.88)%*               1.54%*              (1.17)%*               149.00%
1995                                             (0.68)%                2.39%               (1.82)%                183.49%
Turner Micro Cap Growth Fund
2000                                             (0.81)%                1.35%               (0.89)%                179.08%
1999 (3)                                         (0.47)%                2.86%               (2.43)%                239.32%
1998 (4)                                         (0.64)%*               8.18%*              (7.57)%*               128.53%
Turner Top 20 Fund
2000                                             (1.16)%                1.62%               (1.26)%              1,590.94%
1999 (5)                                         (0.87)%*               2.55%*              (2.07)%*               369.11%
Turner Technology Fund
2000                                             (1.25)%                1.67%               (1.42)%              1,340.92%
1999 (5)                                         (0.87)%*               3.89%*              (3.41)%*               317.32%
Turner B2B E-Commerce Fund
2000(12)                                         (0.83)%*               2.87%*              (2.35)%*                83.02%
Turner Wireless & Communications Fund
2000(12)                                         (0.76)%*               2.04%*              (1.45)%*                89.66%
Turner Global Top 40 Fund
2000(12)                                         (0.48)%*               2.02%*              (1.10)%*               285.98%
Turner Future Financial Services Fund(14)
2000                                              2.00%                41.09%              (37.69)%                 49.67%
1999                                              1.17%                14.54%              (11.97)%                114.1%
1998(13)                                          0.68%*               29.22%*             (27.14)%*               174.8%

Financial Highlights

For a share outstanding throughout each period





                                                                                      Net Gains
                                                                                      or losses
                                                                                          on
                                                                                      securities
                                               Net asset                               (both
                                                 value,                Net            realized           Total from
                                               beginning           Investment           and              Investment
                                               of period             income         unrealized)          Operations

Turner Short Duration Government Funds-
One Year Portfolio--Class I Shares

2000                                           $   10.05               0.61               0.01                0.62
1999 (6)                                       $   10.09               0.54              (0.02)               0.52
1998 (7)                                       $   10.08               0.35                --                 0.35
1998 (8)                                       $   10.06               0.60               0.02                0.62
1997                                           $   10.03               0.60               0.03                0.63
1996                                           $    9.99               0.64               0.05                0.69

Turner Short Duration Government Funds-
One Year Portfolio--Class II Shares

2000                                           $   10.10               0.57               0.02                0.59
1999 (6)                                       $   10.11               0.47               0.02                0.49
1998 (9)                                       $   10.08               0.30               0.03                0.33

Turner Short Duration Government Funds-
Three Year Portfolio--Class I Shares

2000                                           $    9.84               0.58              (0.01)               0.57
1999 (10)                                      $   10.25               0.55              (0.27)               0.28
1998 (7)                                       $   10.10               0.35               0.15                0.50
1998 (8)                                       $   10.00               0.59               0.10                0.69
1997                                           $   10.04               0.58              (0.01)               0.57
1996                                           $    9.80               0.60               0.23                0.83

Turner Short Duration Government Funds-
Three Year Portfolio--Class II Shares

2000                                           $    9.80               0.58              (0.02)               0.56
1999 (11)                                      $    9.95               0.68              (0.13)               0.55

Turner Core High Quality Fixed Income Fund

2000                                           $    9.91               0.59               0.07                0.66
1999 (5)                                       $   10.00               0.14              (0.09)               0.05









                                               Distributions        Distributions
                                                 from net               from                                  Net asset
                                                investment            capital               Total             value end
                                                  income               gains            Distributions         of period

Turner Short Duration Government Funds-
One Year Portfolio--Class I Shares

2000                                               (0.62)                --                (0.62)            $   10.05
1999 (6)                                           (0.56)                --                (0.56)            $   10.05
1998 (7)                                           (0.33)              (0.01)              (0.34)            $   10.09
1998 (8)                                           (0.60)                --                (0.60)            $   10.08
1997                                               (0.60)                --                (0.60)            $   10.06
1996                                               (0.65)                --                (0.65)            $   10.03

Turner Short Duration Government Funds-
One Year Portfolio--Class II Shares

2000                                               (0.60)                --                (0.60)            $   10.09
1999 (6)                                           (0.50)                --                (0.50)                10.10
1998 (9)                                           (0.30)                --                (0.30)            $   10.11

Turner Short Duration Government Funds-
Three Year Portfolio--Class I Shares

2000                                               (0.59)                --                (0.59)            $    9.82
1999 (10)                                          (0.55)              (0.14)              (0.69)            $    9.84
1998 (7)                                           (0.34)              (0.01)              (0.35)            $   10.25
1998 (8)                                           (0.59)                --                (0.59)            $   10.10
1997                                               (0.59)              (0.02)              (0.61)            $   10.00
1996                                               (0.59)                --                (0.59)            $   10.04

Turner Short Duration Government Funds-
Three Year Portfolio--Class II Shares

2000                                               (0.58)                --                (0.58)            $    9.78
1999 (11)                                          (0.70)                --                (0.70)            $    9.80

Turner Core High Quality Fixed Income Fund

2000                                               (0.59)                --                (0.59)            $    9.98
1999 (5)                                           (0.14)                --                (0.14)            $    9.91








                                                                                                              Ratio of net
                                                                                         Ratio of             investment
                                                                 Net assets            net expenses             income
                                                 Total             end of               to average            to average
                                                return+         period (000)            net assets            net assets

Turner Short Duration Government Funds-
One Year Portfolio--Class I Shares

2000                                              6.34%            $30,365                  0.36%                6.15%
1999 (6)                                          5.34%            $ 3,207                  0.00%                5.50%
1998 (7)                                          3.50%            $   991                  0.00%*               5.88%*
1998 (8)                                          6.34%            $ 1,195                  0.00%                5.97%
1997                                              6.32%            $   864                  0.00%                5.91%
1996                                              7.09%            $   398                  0.00%                6.46%

Turner Short Duration Government Funds-
One Year Portfolio--Class II Shares

2000                                              6.00%            $ 8,934                  0.61%                5.72%
1999 (6)                                          5.00%            $ 3,155                  0.23%                5.13%
1998 (9)                                          3.26%                --                   0.25%*               5.63%*

Turner Short Duration Government Funds-
Three Year Portfolio--Class I Shares

2000                                              6.00%            $42,092                  0.36%                5.94%
1999 (10)                                         2.89%            $38,687                  0.24%                6.21%
1998 (7)                                          5.09%            $12,015                  0.24%*               5.84%*
1998 (8)                                          7.07%            $15,544                  0.24%                5.85%
1997                                              5.45%            $17,809                  0.24%                5.80%
1996                                              8.73%            $11,027                  0.24%                6.18%

Turner Short Duration Government Funds-
Three Year Portfolio--Class II Shares

2000                                              5.92%            $ 6,479                  0.61%                5.90%
1999 (11)                                         5.64%            $    87                  0.48%*               5.71%*

Turner Core High Quality Fixed Income Fund

2000                                              6.97%            $13,975                  0.45%                6.07%
1999 (5)                                          0.48%            $10,009                  0.45%*               5.67%*

                                                                        Ratio
                                                                        of net
                                                                      investment
                                                                        income
                                                                        (loss)
                                                   Ratio of               to
                                                   expenses             average
                                                  to average              net                             Average
                                                 net assets              assets                             debt
                                                 (excluding            (excluding                        per share
                                                 waivers and           waivers and        Interest       during the
                                               reimbursements        reimbursements)       expense       period (13)

Turner Short Duration Government Funds-
One Year Portfolio--Class I Shares

2000                                               1.25%                 5.26%                --               --
1999 (6)                                           6.53%                (1.03)%               --               --
1998 (7)                                          10.83%*               (4.95)%*              --               --
1998 (8)                                           8.83%                (2.86)%               --               --
1997                                              10.25%                (4.34)%               --               --
1996                                              16.47%               (10.01)%               --               --

Turner Short Duration Government Funds-
One Year Portfolio--Class II Shares

2000                                               1.48%                 4.85%                --               --
1999 (6)                                           6.76%                (1.40)%                 --
1998 (9)                                          11.08%*               (5.20)%*              --               --

Turner Short Duration Government Funds-
Three Year Portfolio--Class I Shares

2000                                               0.74%                 5.56%                --               --
1999 (10)                                          1.31%                 5.14%                --               --
1998 (7)                                           1.49%*                4.59%*               --               --
1998 (8)                                           1.21%                 4.88%                --               --
1997                                               1.21%                 4.83%              0.02%            $0.04
1996                                               1.45%                 4.97%              0.12%            $0.28

Turner Short Duration Government Funds-
Three Year Portfolio--Class II Shares

2000                                               0.95%                 5.56%                --               --
1999 (11)                                          0.95%*                5.24%*               --               --

Turner Core High Quality Fixed Income Fund

2000                                               1.46%                 5.06%                --               --
1999 (5)                                           1.99%*                4.13%*               --               --







                                                              Ratio of net
                                                 Average         Average
                                                  debt            shares
                                               outstanding     outstanding            Portfolio
                                               during the         during               turnover
                                               period (14)      the period               rate

Turner Short Duration Government Funds-
One Year Portfolio--Class I Shares

2000                                                --               --                294.54%
1999 (6)                                            --               --                154.33%
1998 (7)                                            --               --                 96.56%
1998 (8)                                            --               --                 68.80%
1997                                                --               --                 81.82%
1996                                                --               --                 --

Turner Short Duration Government Funds-
One Year Portfolio--Class II Shares

2000                                                --               --                294.54%
1999 (6)                                            --               --                154.33%
1998 (9)                                            --               --                 96.56%

Turner Short Duration Government Funds-
Three Year Portfolio--Class I Shares

2000                                                --               --                223.73%
1999 (10)                                           --               --                257.98%
1998 (7)                                            --               --                121.63%
1998 (8)                                            --               --                197.03%
1997                                              $56,238          1,320,830           279.00%
1996                                              $256,115         901,238             251.00%

Turner Short Duration Government Funds-
Three Year Portfolio--Class II Shares

2000                                                --               --                223.73%
1999 (11)                                           --               --                257.98%

Turner Core High Quality Fixed Income Fund

2000                                                --               --                183.50%
1999 (5)                                            --               --                 39.70%

*    Annualized
+    Returns are for the period indicated and have not been annualized.
(1) On April 19, 1996, the Board of Trustees of the Adviser Inner Circle Funds voted to approve a tax-free reorganization of the Turner Funds. In connection with the reorganization, the Funds changed their fiscal year end from October 31 to September 30, effective September 30, 1996.
(2)  Commenced operations on October 1, 1996.
(3) On January 25, 1999 shareholders of the Alpha Select Turner Micro Cap Growth Fund (the "Funds") approved a tax-free reorganization under which all assets and liabilities of the Fund were transferred to the TIP Turner Micro Cap Growth Fund.
(4)  Commenced operations on March 1, 1998.
(5) Commenced operations on June 30, 1999. Amounts designated as "--" are either $0 or have been rounded to $0. The accompanying notes are an integral part of the financial statements.
(6) On May 24, 1999 shareholders of the Alpha Select Turner Short Duration Government Funds-One Year Portfolio (the "Fund") approved a tax-free reorganization under which all assets and liabilities of the Fund were transferred to the TIP Turner Short Duration Government Funds-One Year Portfolio.
(7) On November 10, 1997 the Board of Trustees of TIP Institutional Funds (formerly, The Solon Funds) approved a change in the Turner Short Duration Government Funds Three Year and One Year Portfolios' year end from February 28 to September 30, effective March 1, 1998.
(8) On January 22, 1998, shareholders of both the Three Year and One Year Funds approved a change in the advisor from Solon Asset Management, L.P. to Turner Investment Partners, Inc.
(9)  Commenced operations on February 27, 1998
(10) On January 25, 1999 shareholders of the Alpha Select Turner Short Duration Government Funds-Three Year Portfolio (the "Funds") approved a tax-free reorganization under which all assets and liabilities of the Fund were transferred to the TIP Turner Short Duration Government Funds-Three Year Portfolio.
(11) Commenced operations on April 28, 1999.
(12) Commenced operations on June 30, 2000. All ratios for the period have been annualized.
(13) Commenced operations on October 20, 1997.
(14) On January 12, 2001, shareholders of the Penn Capital Select Financial Services Fund approved a change in the adviser from Penn Capital Management Company, Inc. to Turner Investment Partners, Inc. In connection with the change in adviser the Fund changed its name to the Turner Future Financial Services Fund.


(Amounts designated as "--" are either $0 or have been rounded to $0.)

                                    TIP FUNDS

Investment Adviser

Turner Investment Partners, Inc.
1235 Westlakes Drive, Suite 350
Berwyn, PA 19312

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated January 31, 2001, includes detailed information about the Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports contain each Fund's holdings and contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:  Call 1-800-224-6312


By Mail:  Write to Turner Funds at:
P.O. Box 219805
Kansas City, MO 64121-9805


By Internet:  http://www.turner-invest.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about TIP Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Funds' Investment Company Act registration number is 811-07527.



TUR-F-030-07000

                                    TIP FUNDS

                                   PROSPECTUS
                                January 31, 2001

                     TURNER INTERNATIONAL OPPORTUNITIES FUND
                       TURNER INTERNATIONAL DISCOVERY FUND

                               Investment Adviser
                        TURNER INVESTMENT PARTNERS, INC.


  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                              About This Prospectus

TIP Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class I Shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about the Funds, please see:

                                                                           Page
     TURNER INTERNATIONAL OPPORTUNITIES FUND...............................XXX
     TURNER INTERNATIONAL DISCOVERY FUND...................................XXX
     INVESTMENTS AND PORTFOLIO MANAGEMENT..................................XXX
     PURCHASING, SELLING AND EXCHANGING TURNER FUNDS.......................XXX
     DIVIDENDS AND DISTRIBUTIONS...........................................XXX
     TAXES.................................................................XXX

To obtain more information about TIP Funds, please refer to the Back Cover of the Prospectus.

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help each Fund achieve its goal. Still, investing in the Funds involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Funds, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

INITIAL PUBLIC OFFERINGS

The Funds participate in initial public offerings (IPOs). If the Funds participate in successful IPOs, these IPOs will have a significant impact on the Funds' performance, especially on those Funds with lower asset levels. There is no guarantee that there will be successful IPOs in the future, or that the Funds will have access to successful IPOs. In addition, as Fund assets grow, the positive impact of successful IPOs on Fund performance will decrease.

TURNER INTERNATIONAL OPPORTUNITIES FUND

Fund Summary

Investment Goal                         Long-term capital appreciation

Investment Focus                        ADRs and common stocks of foreign
                                        companies

Share Price Volatility                  High

Principal Investment Strategy           Attempts to identify securities of
                                        foreign companies that have strong
                                        growth prospects or that are
                                        attractively priced

Investor Profile                        Investors seeking long-term growth of
                                        capital who can withstand the share
                                        price volatility of investing in foreign companies

Principal Strategy

The Turner International Opportunities Fund invests primarily (at least 65% of its assets) in ADRs, common stocks and other equity securities of companies that have market capitalizations of more than $1 billion and which are domiciled in at least three countries (other than the United States). The companies the Fund invests in will typically be located in developed foreign markets, including most nations in western Europe and the more developed nations in the Pacific Basin and Latin America, but the Fund may invest up to 30% of its assets in issuers located in emerging market countries. The Adviser selects areas for investment by continuously analyzing a broad range of foreign markets in order to identify specific country opportunities and to assess the level of return and degree of risk that can be expected. Within countries, the Fund invests in companies of various market capitalizations located in a variety of industries and business sectors that the Adviser expects to benefit from global economic trends. The Fund will also invest in companies whose stock is attractively valued based on historical measures such as price-to-earnings ratio or price-to-book value. The Adviser generally does not attempt to hedge the effects of currency fluctuations on the Fund's investments on an on-going basis, but it is permitted to do so.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Principal Risks

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international, economic, and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its foreign stocks may underperform other market segments of the equity market or the equity markets as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. While ADRs are denominated in U.S. dollars, they are subject to currency risk to the extent the underlying stocks are denominated in foreign currencies. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Performance Information


As of January 31, 2001, the Turner International Opportunities Fund had not commenced operations, and did not have a performance history.


The Fund will compare its performance to that of the MSCI EAFE Index. The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of over 900 securities listed on the stock exchanges in Europe, Australasia and the Far East.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)


                                                                         Class I Shares
--------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)           2.00%*


*    Applies to redemptions within 180 days of purchase.

Annual Fund Operating Expenses (expenses deducted from Fund assets)


                                                                         Class I Shares
--------------------------------------------------------------------------------------------
Investment Advisory Fees                                                     1.00%*
Distribution (12b-1) Fees                                                     None
Other Expenses                                                               0.93%**
                                                                            -------
Total Annual Fund Operating Expenses                                         1.93%
Fee Waivers and Expense Reimbursements                                      (0.13)%
                                                                            -------
Net Total Operating Expenses                                                 1.80%***


* The advisory fee is subject to a performance adjustment based on the Fund's performance relative to the performance of the MSCI EAFE Index.

**   Other Expenses are estimated for the current fiscal year.


*** The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.80% through January 31, 2004. The Fund has arrangements with certain broker-dealers who have agreed to pay certain fund expenses in return for the direction of a portion of the Fund's brokerage transactions. As a result of these arrangements, it is anticipated that the Fund's expenses will be reduced, thereby reducing the cost of the expense guarantee to the Adviser. For more information about these fees, see "Investment Adviser."

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                                               1 Year   3 Years
Turner International Opportunities Fund - Class I Shares        $183      $566

TURNER INTERNATIONAL DISCOVERY FUND

Fund Summary

Investment Goal                         Long-term capital appreciation

Investment Focus                        ADRs and common stocks of small and
                                        medium capitalization foreign companies

Share Price Volatility                  High

Principal Investment Strategy           Attempts to identify securities of small
                                        and medium capitalization foreign
                                        companies that have strong growth
                                        prospects or that are attractively
                                        priced

Investor Profile                        Investors seeking long-term growth of
                                        capital who can withstand the share
                                        price volatility of investing in small
                                        and medium capitalization foreign
                                        companies

Principal Strategy

The Turner International Discovery Fund invests primarily (at least 65% of its assets) ADRs, common stocks and other equity securities of small and medium capitalization companies that have market capitalizations of less than $2 billion that are domiciled in at least three countries (other than the United States). The companies the Fund invests in will typically be located in developed foreign markets, including most nations in western Europe and the more developed nations in the Pacific Basin and Latin America, but the Fund may invest up to 50% of its assets in issuers located in emerging market countries. The Adviser selects areas for investment by continuously analyzing a broad range of foreign markets in order to identify specific country opportunities and to assess the level of return and degree of risk that can be expected. Within countries, the Fund invests in small and medium capitalization companies located in a variety of industries and business sectors that the Adviser expects to benefit from global economic trends. The Fund will also invest in companies whose stock is attractively valued based on historical measures such as price-to-earnings ratio or price-to-book value. The Adviser generally does not attempt to hedge the effects of currency fluctuations on the Fund's investments on an on-going basis, but it is permitted to do so.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Principal Risks

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international, economic, and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that small and medium capitalization foreign stocks may underperform other market segments of the equity market or the equity markets as a whole.

The small and medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and mid-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. While ADRs are denominated in U.S. dollars, they are subject to currency risk to the extent the underlying stocks are denominated in foreign currencies. These various risks will be even greater for investments in emerging markets countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Performance Information


As of January 31, 2001, the Turner International Discovery Fund had not commenced operations, and did not have a performance history.


The Fund will compare its performance to that of the MSCI EAFE Index. The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of over 900 securities listed on the stock exchanges in Europe, Australasia and the Far East.

Fund Fees and Expenses

Shareholder Fees (fees paid directly from your investment)


                                                                         Class I Shares
--------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)           2.00%*


*    Applies to redemptions within 180 days of purchase.

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses deducted from Fund assets)


                                                                         Class I Shares
--------------------------------------------------------------------------------------------
Investment Advisory Fees                                                     1.10%*
Distribution (12b-1) Fees                                                     None
Other Expenses                                                               0.93%**
                                                                            ---------
Total Annual Fund Operating Expenses                                         2.03%
Fee Waivers and Expense Reimbursements                                      (0.03)%
                                                                            ---------
Net Total Operating Expenses                                                 2.00%***

* The advisory fee is subject to a performance adjustment based on the Fund's performance relative to the performance of the MSCI EAFE Index.


**   Other Expenses are estimated for the current fiscal year.


*** The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 2.00% through January 31, 2004. The Fund has arrangements with certain broker-dealers who have agreed to pay certain fund expenses in return for the direction of a portion of the Fund's brokerage transactions. As a result of these arrangements, it is anticipated that the Fund's expenses will be reduced, thereby reducing the cost of the expense guarantee to the Adviser. For more information about these fees, see "Investment Adviser."



Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                                             1 Year    3 Years
Turner International Discovery Fund - Class I Shares          $203       $627

More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information (SAI). Of course, there is no guarantee that any Fund will achieve its investment goal.

The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Funds' objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for gains.

Investment Adviser

***

Turner Investment Partners, Inc., an SEC-registered adviser, serves as the Adviser to each Fund. As the Funds' Adviser, Turner makes investment decisions for the Funds and continuously reviews, supervises and administers the Funds' investment programs. The Adviser also ensures compliance with the Funds' investment policies and guidelines.


As of December 31, 2000, Turner had approximately $10.2 billion in assets under management. For its services, Turner is entitled to receive base investment advisory fees as follows:

     Turner International Opportunities Fund                   1.00%
     Turner International Discovery Fund                       1.10%


However, these fees may be higher or lower depending on a Fund's performance relative to a benchmark. If a Fund outperforms its benchmark by a set amount, Turner will receive higher advisory fees. Conversely, if a Fund underperforms its benchmark by the same amount, Turner will receive lower advisory fees. The Funds' SAI contains detailed information about each Fund's benchmark, as well as any possible performance-based adjustments to Turner's fees. These performance-based adjustments will take effect after the Funds have been in operation for more than one year.

***

Portfolio Managers


The Turner International Opportunities and Turner International Discovery Funds are managed by committees comprised of a team of investment professionals at Turner.

Purchasing, Selling and Exchanging Fund Shares

INVESTING IN THE TURNER FUNDS

In order to open a new account, you must complete and mail the New Account Application that you receive with this prospectus.

All trades must be received by the Funds' Transfer Agent by 4:00 PM EST.

Your check must be made payable to the Turner Funds or wires must be sent to the instructions below.

Each Fund's minimum initial investment is $2,500 with minimum subsequent purchases of $50.

Once you are a shareholder of the Turner Funds you can do the following:

* Purchase, sell or exchange Fund shares by phone. Call 1-800-224-6312 between 9:00 AM and 4:00 PM EST Monday through Friday and press 3 to place a trade.

* Purchase, sell or exchange Fund shares by mail. Shareholders can mail trade requests to:

     By regular mail                      By express or overnight mail

     Turner Funds                         Turner Funds
     P.O. Box 219805                      c/o DST Systems Inc.
     Kansas City, MO 64121-9805           330 W. 9th Street
                                          Kansas City, MO 64105

*    Purchase Fund shares by wiring funds to:

     United Missouri Bank of Kansas NA
     ABA #101000695
     Account # 9870601168
     Further Credit: name of Fund, shareholder name and Turner Funds account number

The Turner Funds are "no load" mutual funds meaning you pay no sales charge when purchasing shares of the Funds. The minimum initial investment is $2,500 and the minimum subsequent investment is $50. The Funds reserve the right to waive the minimum initial investment.

This section tells you how to purchase, sell (sometimes called "redeem") or exchange shares of the Funds.

Purchasing Turner Fund Shares

***

When Can You Purchase Shares?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

We may reject any purchase order if we determine that accepting the order would not be in the best interests of the Funds or their shareholders.

To open an account:

o By Mail -- Please send your completed application, with a check payable to the Turner Funds, to the address listed on page 13. Your check must be in U.S. dollars and drawn on a bank located in the United States. We do not accept third party checks, credit card checks or cash.

o By Wire -- Please call us at 1-800-224-6312 (option 3) to let us know that you intend to make your initial investment by wire. You will be given an account number and fax number to which you should send your completed New Account Application. Once this is complete you will need to instruct your bank to wire money to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7060-116-8; Further Credit:
     [___________ Fund]. The shareholder's name and account number must be specified in the wire.

Systematic Investment Plan

If you have a checking or savings account with a bank, you may purchase shares automatically through regular deductions from your account. Please call 1-800-224-6312 for information regarding participating banks. With a $100 minimum initial investment, you may begin regularly scheduled investments once a month.

How Fund Prices are Calculated

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund.

The Funds' NAV is calculated once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, generally we must receive your purchase order before 4:00 p.m. Eastern time

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. The Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the NAV of the Funds' shares may change on days when you cannot purchase or sell Fund shares.

Purchasing Additional Shares

o By Mail -- Please send your check payable to Turner Funds along with a signed letter stating the name of the Turner Fund and your account number.

o By Phone -- Current shareholders are eligible to purchase shares by phone if they have requested that privilege by checking the appropriate box on the New Account Application. Shareholders who have requested telephone privileges can call 1-800-224-6312 (option 3) and give the Fund and account number they would like to make a subsequent purchase into. They must then instruct their bank to wire the money by following the instructions listed on page __.

Additional Information

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

Selling Turner Fund Shares

If you own shares directly, you may sell your shares on any Business Day by contacting us directly by mail or telephone. You may also sell your shares by contacting your financial institution by mail or telephone. The sale price of each share will be the next NAV determined after we receive your request.

You may sell shares by following the procedures established when you opened your account or accounts. If you have questions, call 1-800-224-6312.

o By Mail - If you wish to redeem shares of the Turner Funds, you should send us a letter with your name, Fund and account number and the amount of your request. All letters must be signed by the owner(s) of the account. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was established. If you would like the proceeds sent to either a different bank account or address, a signature guarantee is required.

o By Phone -- When filling out a New Account Application shareholders are given the opportunity to establish telephone redemption privileges. If shareholders elect to take advantage of this privilege they will be able to redeem shares of the Turner Funds by calling 1-800-224-6312 (option 3) and informing one of our representatives.

Systematic Withdrawal Plan

If you have at least $2,500 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account. Please call 1-800-224-6312 for information regarding banks that participate in the Systematic Withdrawal Plan.

Signature Guarantees

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including, (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.

Redemptions in Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Receiving Your Money

Normally, the Funds will send your sale proceeds within three Business Days after they receive your request, but it may take up to seven days. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. If you recently purchased your shares by check or through ACH, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Exchanging Turner Fund Shares

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Funds receive your exchange request.

If you meet the applicable criteria, you may exchange your shares on any Business Day by contacting the Funds directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

Other Policies

For Customers of Financial Institutions

If you purchase, sell or exchange Fund shares through a financial institution (rather than directly from the Funds), you may have to transmit your purchase, sale and exchange requests to your financial institution at an earlier time for your transaction to become effective that day. This allows the financial institution time to process your request and transmit it to us. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although we have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, we are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with us over the telephone, you will generally bear the risk of any loss.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Funds' SAI.

Involuntary Sales of Your Shares

***

If your account balance drops below the required minimum of $1,000, you may be required to sell your shares. You will always be given at least 60 days' written notice to give you time to add to your account and avoid selling your shares.

***

Distribution of Fund Shares

SEI Investments Distribution Co. (SIDCO.) is the distributor of the Funds. SIDCO receives no compensation for distributing the Funds' shares.

Dividends and Distributions

The Funds distribute their investment income annually as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send the Funds written notice.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Summarized below are some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Distributions you receive from a Fund may be taxable whether or not you receive them. Each sale or exchange of fund shares is a taxable event.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolios of the Turner International Opportunities and Turner International Discovery Funds.

The Turner International Opportunities and Turner International Discovery Funds may be able to pass along a tax credit for foreign income taxes they pay. The Funds will notify you if they give you the credit.


More information about taxes is in the SAI.

                                    TIP FUNDS

Investment Adviser

Turner Investment Partners, Inc.
1235 Westlakes Drive, Suite 350
Berwyn, Pennsylvania 19312

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated January 31, 2001, includes detailed information about the Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports will contain the Funds' holdings and contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports will also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:  Call 1-800-224-6312

By Mail:  Write to Turner Funds
P.O. Box 219805
Kansas City, Missouri 64121-9805

By Internet:  http://www.turner-invest.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about TIP Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Funds' Investment Company Act registration number is 811-07527.


TUR-F-030-07000

                                    TIP FUNDS

                                   PROSPECTUS
                                January 31, 2001

                        TURNER SELECT GROWTH EQUITY FUND

                               Investment Adviser
                        TURNER INVESTMENT PARTNERS, INC.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                              About This Prospectus


TIP Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class I and Class II Shares of the Turner Select Growth Equity Fund that you should know before investing. The Fund is designed for investment by Taft-Hartley and other health, benefit and retirement plan investors, as well as other qualified institutional investors. Please read this prospectus and keep it for future reference. Currently Class I Shares are the only shares being offered by the Fund.


This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return. For more detailed information about the Fund, please see:

                                                                        Page
     TURNER SELECT GROWTH EQUITY FUND...................................  3
     INVESTMENTS AND PORTFOLIO MANAGEMENT...............................  6
     PURCHASING, SELLING AND EXCHANGING TURNER FUNDS....................  8
     DIVIDENDS AND DISTRIBUTIONS........................................ 12
     TAXES.............................................................. 13


To obtain more information about TIP Funds, please refer to the Back Cover of the Prospectus.

Turner Select Growth Equity Fund

Fund Summary

Investment Goal                         Capital appreciation

Investment Focus                        Very large capitalization U.S. common
                                        stocks

Share Price Volatility                  Medium to high

Principal Investment Strategy           Attempts to identify very large
                                        capitalization U.S. companies with
                                        strong earnings growth potential

Investor Profile                        Investors seeking long-term growth of
                                        capital who can withstand the share
                                        price volatility of equity investing

Principal Strategy


The Turner Select Growth Equity Fund invests primarily (at least 65% of its assets) in common stocks and other equity securities of U.S. companies with very large market capitalizations (i.e., over $10 billion) that Turner Investment Partners believes have strong earnings growth potential. The Fund may also purchase securities of smaller companies that offer growth potential. The Fund will invest in securities of companies that are diversified across economic sectors and will attempt to maintain sector concentrations that approximate those of its current benchmark, the Russell Top 200 Growth Index. Portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily weighted securities in the Russell Top 200 Growth Index.


Principal Risks

The Turner Select Growth Equity Fund is a mutual fund. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its investment goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. In addition, because this Fund focuses only on U.S. growth companies, the Fund generally will hold fewer stocks in larger percentage amounts than funds that are more broadly diversified and not so focused. The Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility. By investing in different sectors and capitalization ranges, Turner seeks to reduce the Fund's overall level of volatility. Ideally, when one sector or capitalization range is out of favor, the other ranges will offer a counterbalancing influence.


In addition, the Fund is subject to the risk that large capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole.

Performance Information


The Turner Select Growth Equity Fund commenced operations on June 14, 2000. Since the Fund does not have a full calendar year of performance, performance results have not been provided. Nonetheless, the Fund will compare its future performance to that of the Russell Top 200 Growth Index and the S&P 500 Index. The Russell Top 200 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of the 200 largest U.S. companies with higher growth rates and price-to-book ratios. The S&P 500 Index is an unmanaged index of 500 companies operating across a broad spectrum of the U.S. economy, and its performance is widely considered representative of the U.S. stock market as a whole.


Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses deducted from Fund assets)


                                                     Class I         Class II
--------------------------------------------------------------------------------
Investment Advisory Fees                              0.60%           0.60%
Distribution (12b-1) Fees                             None            None
Other Expenses                                        2.75%           3.00%
                                                     -------         -------
Total Annual Fund Operating Expenses                  3.35%           3.60%
Fee Waivers and Expense Reimbursements               (2.60%)         (2.60%)
                                                     -------         -------
Net Total Operating Expenses                          0.75%*          1.00%*

* The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses of the Class I and Class II Shares from exceeding 0.75% and 1.00%, respectively, through January 31, 2004. In addition, the Fund has an arrangement with certain broker-dealers who have agreed to pay certain fund expenses in return for the direction of a percentage of the Fund's brokerage transactions. As a result of these arrangements, it is anticipated that the Fund's expenses will be reduced.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                                          1 Year      3 Years
Turner Select Growth Equity Fund - Class I Shares          $ 77         $240
Turner Select Growth Equity Fund - Class II Shares         $102         $318

More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information (SAI). Of course, there is no guarantee that the Fund will achieve its investment goal.

The investments and strategies described throughout this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund's objectives. For liquidity purposes, a portion of the Fund's investments may be invested in cash, as necessary. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for gains.

Investment Adviser

Turner Investment Partners, Inc., an SEC-registered adviser, serves as the Adviser to the Fund. As the Fund's Adviser, Turner makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment programs. The Adviser also ensures compliance with the Fund's investment policies and guidelines.


As of December 31, 2000, Turner had approximately $10.2 billion in assets under management. For its services, Turner is entitled to receive investment advisory fees as follows:


     Turner Select Growth Equity Fund           0.60%


For the period from June 15, 2000 to September 30, 2000, Turner received no advisory fees, and waived/reimbursed expenses of 2.00%


Turner's Equity Investment Philosophy

Turner believes earnings expectations drive stock prices. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable, and introduce an unacceptable level of risk. As a result, all portfolios are fully invested and attempt to maintain sector weightings that match those of a benchmark index, since Turner believes it is imprudent to be overly-invested in any individual security. This allows Turner's stock selection process within the sectors to be the primary determinant of performance.

Portfolio Managers


The Turner Select Growth Equity Fund is managed by a committee comprised of Robert Turner, John Hammerschmidt, Mark Turner and Chris Perry.


Robert Turner is a member of the committee which manages the Turner Select Growth Equity Fund, as set forth above. Mr. Turner, CFA, Chairman and Chief Investment Officer of the Adviser, is lead manager of the Fund. Mr. Turner co-founded Turner Investment Partners, Inc. in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has 20 years of investment experience.


John Hammerschmidt is a member of the committee which manages the Turner Select Growth Equity Fund, as set forth above. Mr. Hammerschmidt, Senior Equity Portfolio Manager of the Adviser, is co-manager of the Fund. Mr. Hammerschmidt joined the Adviser in 1992. Prior to 1992, he was a principal with Chesapeake Capital Management. He has 18 years of investment experience.

Mark Turner is a member of the committee which manages the Select Growth Equity Fund as set forth above. Mr. Turner, Vice Chairman of the Adviser, is co-manager of the Fund. Mr. Turner co-founded Turner Investment Partners, Inc. in 1990. Prior to 1990, he was Vice President and Senior Portfolio Manager with First Maryland Asset Management. He has 17 years of investment experience.

Chris Perry is a member of the committee which manages the Select Growth Equity Fund, as set forth above. Mr. Perry, CFA, Senior Security Analyst of the Adviser, is co-manager of Fund. Mr. Perry joined the Adviser in 1998. Prior to 1998, he was a Research Analyst with Pennsylvania Merchant Group. He has 11 years of investment experience.

Purchasing, Selling and Exchanging Fund Shares

INVESTING IN THE TURNER FUNDS

In order to open a new account, you must complete and mail the New Account Application that you receive with this prospectus.

All trades must be received by the Fund's Transfer Agent by 4:00 PM EST.

Your check must be made payable to the Turner Funds or wires must be sent to the instructions listed below.

The Fund's minimum initial investment is $1 million with minimum subsequent purchases of $10,000.

Once you are a shareholder of the Turner Funds you can do the following:

* Purchase, sell or exchange Fund shares by phone. Call 1-800-224-6312 between 9:00 AM and 4:00 PM EST Monday through Friday and press 3 to place a trade.

* Purchase, sell or exchange Fund shares by mail. Shareholders can mail trade requests to:

     By regular mail                      By express or overnight mail

     Turner Funds                         Turner Funds
     P.O. Box 219805                      c/o DST Systems Inc.
     Kansas City, MO 64121-9805           330 W. 9th Street
                                          Kansas City, MO 64105

*    Purchase Fund shares by wiring funds to:

     United Missouri Bank of Kansas NA
     ABA #101000695
     Account # 9870601168
     Further Credit: Turner Select Growth Equity Fund, shareholder name and Turner Funds account number

The Turner Select Growth Equity Fund is a "no load" mutual fund meaning you pay no sales charge when purchasing shares of the Fund. The minimum initial investment is $1 million and the minimum subsequent investment is $10,000. The Fund reserves the right to waive the minimum initial investment.

This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Fund.

Purchasing Turner Funds

When Can You Purchase Shares?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

We may reject any purchase order if we determine that accepting the order would not be in the best interests of the Fund or its shareholders.

To open an account:


o By Mail -- Please send your completed application, with a check payable to the Turner Select Growth Equity Fund, to the address listed on page 4. Your check must be in U.S. dollars and drawn on a bank located in the United States. We do not accept third party checks, credit card checks or cash.


o By Wire -- Please call us at 1-800-224-6312 (option 3) to let us know that you intend to make your initial investment by wire. You will be given an account number and fax number to which you should send your completed New Account Application. Once this is complete you will need to instruct your bank to wire money to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7060-116-8; Further Credit: Turner Select Growth Equity Fund. The shareholder's name and account number must be specified in the wire.

How Fund Prices are Calculated

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order. NAV for one Fund share is the value of that share's portion of the net assets of the Fund. The Fund's NAV is calculated once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, generally we must receive your purchase order before 4:00 p.m. Eastern time.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Purchasing Additional Shares

o By Mail -- Please send your check payable to Turner Funds along with a signed letter stating the name of the Turner Select Growth Equity Fund and your account number.

o By Phone -- Current shareholders are eligible to purchase shares by phone if they have requested that privilege by checking the appropriate box on the New Account Application. Shareholders who have requested telephone privileges can call 1-800-224-6312 (option 3) and give the Fund and account number they would like to make a subsequent purchase into. They must then instruct their bank to wire the money by following the instructions listed on page X.

Additional Information

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

Selling Turner Fund Shares

If you own shares directly, you may sell your shares on any Business Day by contacting us directly by mail or telephone. You may also sell your shares by contacting your financial institution by mail or telephone. The sale price of each share will be the next NAV determined after we receive your request.

You may sell shares by following the procedures established when you opened your account or accounts. If you have questions, call 1-800-224-6312.


o By Mail - If you wish to redeem shares of the Turner Select Growth Equity Fund, you should send us a letter with your name, Fund and account number and the amount of your request. All letters must be signed by the owner(s) of the account. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was established. If you would like the proceeds sent to either a different bank account or address, a signature guarantee is required.


o By Phone -- When filling out a New Account Application shareholders are given the opportunity to establish telephone redemption privileges. If shareholders elect to take advantage of this privilege they will be able to redeem shares of the Turner Funds by calling 1-800-224-6312 (option 3) and informing one of our representatives.

Signature Guarantees

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including, (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.

Redemptions in Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Receiving Your Money

Normally, the Fund will send your sale proceeds within three Business Days after it receives your request, but it may take up to seven days. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. If you recently purchased your shares by check or through ACH, proceeds from the redemption may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Exchanging Turner Fund Shares

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.


You may exchange your shares on any Business Day by contacting the Fund directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days' notice.


Other Policies

For Customers of Financial Institutions

If you purchase, sell or exchange Fund shares through a financial institution (rather than directly from the Fund), you may have to transmit your purchase, sale and exchange requests to your financial institution at an earlier time for your transaction to become effective that day. This allows the financial institution time to process your request and transmit it to us. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although we have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, we are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with us over the telephone, you will generally bear the risk of any loss.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Fund's SAI.

Involuntary Sales of Your Shares

If your account balance drops below the required minimum of $5,000 because of redemptions, you may be required to sell your shares. You will always be given at least 60 days' written notice to give you time to add to your account and avoid selling your shares.

Distribution of Fund Shares

SEI Investments Distribution Co. (SIDCO) is the distributor of the Fund. SIDCO receives no compensation for distributing the Fund's shares.

The Fund has adopted a shareholder service plan for its Class II Shares that allows the Fund to pay service fees of up to 0.25% of average daily net assets for services provided to shareholders of Class II Shares. The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution and other fees for the sale and distribution of its shares and services provided to shareholders. Because these fees are paid out of the Fund's assets on an on-going basis, over time, these fees will increase the cost of our investment and may cost you more than paying other types of sales charges.

Dividends and Distributions

The Turner Select Growth Equity Fund distributes its investment income annually as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send the Fund written notice.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Summarized below are some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Each sale or exchange of Fund shares is a taxable event.

More information about taxes is in the SAI.

Financial Highlights


The table that follows presents performance information about Class I and Class II Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operation. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. These Financial Highlights have been audited by Ernst & Young LLP, independent auditors whose report, along with the Fund's financial statements, appears in the annual report that accompanies our SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-224-6312.

Financial Highlights

Turner Select Growth Equity Fund
For a Share Outstanding Throughout Each Period




                                               Net Gains or
                 Net             Net           Losses on                          Dividends
                 asset value,    Investment    Securities (both   Total from      (From net     Distributions
                 beginning of    income        realized and       Investment      investment    (from capital   Returns
                 period          (loss)        unrealized)        Operations      income)       gains)          of capital
Turner Select Growth Equity Fund - Class I Shares
2000                 $10.00           --            (0.19)            (0.19)           --             --            --

                                                        Ratio of
                                                        expenses                         Ratio of
                                                        to average net                   net expenses        Ratio of
                                                        assets             Net           to average          net
                                 Net asset              (including         assets end    net assets          income
                                 value,                 directed           of period     (including          (loss)
                 Total           end of      Total      brokerage          (000)         waivers and         to average
                 Distributions   period      return+    arrangements)                    reimbursements)     net assets
Turner Select Growth Equity Fund - Class I Shares
2000                   --          $9.81      (1.90)%         0.75%          $4,656           0.75%          (0.14)%

                                     Ratio of net
                 Ratio of            investment
                 expenses            income (loss)
                 to average          to average
                 net assets          net assets
                 (excluding          (excluding          Portfolio
                 waivers and         waivers and         turnover
                 reimbursements)     reimbursements)     rate
Turner Select Growth Equity Fund - Class I Shares
2000                3.35%              (2.74)%          128.14%

+    Returns are for the period indicated and have not been annualized.
(1) Commenced operations on June 14, 2000. All ratios for the period have been annualized.

                                    TIP FUNDS

Investment Adviser

Turner Investment Partners, Inc.
1235 Westlakes Drive, Suite 350
Berwyn, Pennsylvania 19312

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated January 31, 2001, includes detailed information about the Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports will contain the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports will also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information, Including Answers to Shareholder Inquires:

By Telephone:  Call 1-800-224-6312

By Mail:  Write to Turner Funds
P.O. Box 219805
Kansas City, Missouri 64121-9805

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about TIP Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Fund's Investment Company Act registration number is 811-07527.


TUR-F-030-07000

                                  CLOVER FUNDS
                           PORTFOLIOS OF THE TIP FUNDS

                                   PROSPECTUS

                                January 31, 2001

                           CLOVER SMALL CAP VALUE FUND
                            CLOVER EQUITY VALUE FUND
                            CLOVER MAX CAP VALUE FUND
                            CLOVER FIXED INCOME FUND

                               Investment Adviser
                         CLOVER CAPITAL MANAGEMENT, INC.


     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
           Any representation to the contrary is a criminal offense.

                              About This Prospectus

TIP Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about the Funds, please see:

                                                                     Page
     CLOVER SMALL CAP VALUE FUND.....................................  4
     CLOVER EQUITY VALUE FUND........................................  7
     CLOVER MAX CAP VALUE FUND.......................................  10
     CLOVER FIXED INCOME FUND........................................ 13
     INVESTMENTS AND PORTFOLIO MANAGEMENT............................ 16
     PURCHASING, SELLING AND EXCHANGING CLOVER FUNDS................. 18
     DIVIDENDS AND DISTRIBUTIONS..................................... 23
     TAXES........................................................... 24
     FINANCIAL HIGHLIGHTS............................................ 25

To obtain more information about TIP Funds, please refer to the Back Cover of the Prospectus.

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help each Fund achieve its goal. Still, investing in the Funds involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Funds, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

CLOVER SMALL CAP VALUE FUND

Fund Summary

Investment Goal                    Long-term total return

Investment Focus                   Small cap U.S. common stocks

Share Price Volatility             Medium to high

Principal Investment Strategy      Attempts to identify undervalued small cap
                                   U.S. companies

Investor Profile                   Investors seeking long-term total return who
                                   can withstand the share price volatility of small cap investing

Principal Strategy

The Clover Small Cap Value Fund invests primarily (at least 75% of its assets) in common stocks and other equity securities of U.S. companies with small market capitalizations (i.e., under $750 million) that Clover Capital Management believes are undervalued relative to the market or to their historical valuation, including companies whose stock is out-of-favor with many investors. The Fund will invest in securities of companies operating in a broad range of industries based primarily on value characteristics such as price-cash flow, price-earnings and price-book value ratios.

Principal Risks

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that small capitalization value stocks may underperform other segments of the equity market or the equity markets as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange and may or may not pay dividends.

The out-of-favor and undervalued companies the Fund invests in may be more vulnerable to negative investor sentiment, adverse business or economic events than larger, more growth-oriented companies. In addition, the performance of the stocks which comprise the Fund do not necessarily track major market indices.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's shares from year to year for four years.*


                      1997          15.47%
                      1998           2.01%
                      1999          29.57%
                      2000          10.59%


* The performance information shown above is based on a calendar year.


                    Best Quarter         Worst Quarter
                       26.61%               -19.03%
                     (6/30/99)             (9/30/98)


This table compares the Fund's average annual total returns for the periods ended December 31, 2000, to those of the Russell 2000 Index and the Russell 2000 Value Index.


                                                             Since Inception
                                                 1 Year         (2/28/96)
----------------------------------------------------------------------------
Clover Small Cap Value Fund                      10.59%           16.27%
Russell 2000 Index                               -3.02%           10.01%*
Russell 2000 Value Index                         22.83%           12.77%*


* The calculation date for the Index is February 29, 1996.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000 Index is a widely-recognized index of the 2,000 smallest U.S. companies out of the 3,000 largest companies. The Russell 2000 Value Index is a widely-recognized index of those 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses deducted from Fund assets)


--------------------------------------------------------------------------------
Investment Advisory Fees                                       0.85%
Distribution (12b-1) Fees                                      None
Other Expenses                                                 0.62%
                                                              -----
Total Annual Fund Operating Expenses                           1.47%
Fee Waivers and Expense Reimbursements                        (0.07)%
                                                              -----
Net Total Operating Expenses                                   1.40%*

--------------------------------------------------------------------------------
* The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.40% through January 1, 2002, from exceeding 2.40% in any subsequent year. For more information about these fees, see "Investment Adviser."

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund and operating expenses remain the same and you reinvest current dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                  1 Year    3 Years     5 Years     10 Years
Clover Small Cap Value Fund        $143       $458       $796        $1,751

CLOVER EQUITY VALUE FUND

Fund Summary

Investment Goal                     Long-term total return

Investment Focus                    U.S. equity securities

Share Price Volatility              Medium to high

Principal Investment Strategy       Attempts to identify U.S. equity securities
                                    that are undervalued relative to the market or historic valuations

Investor Profile                    Investors seeking long-term total return who
                                    can withstand the share price volatility of equity investing

Principal Strategy

The Clover Equity Value Fund invests primarily (at least 70% of its assets) in common stocks and other equity securities of U.S. companies with medium and small market capitalizations (i.e., generally $500 million to $5 billion) that Clover Capital Management believes are undervalued relative to the market or their historic valuation, including companies whose stock is out-of-favor with many investors. The Fund will invest in securities of companies operating in a broad range of industries based primarily on value characteristics such as price-cash flow, price-earnings and price-book value ratios.

Principal Risks

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The small and medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and mid-size companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small and mid cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange and may or may not pay dividends.

The out-of-favor and undervalued companies the Fund invests in may be more vulnerable to negative investor sentiment, adverse business or economic events than larger, more growth-oriented companies. In addition, the performance of the stocks which comprise the Fund do not necessarily track major market indices.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's shares from year to year for nine years.*


                        1992                          7.33%
                        1993                         12.53%
                        1994                         16.03%
                        1995                         21.40%
                        1996                         22.87%
                        1997                         17.54%
                        1998                        (1.47)%
                        1999                          4.27%
                        2000                         10.70%


* The performance information shown above is based on a calendar year.


                   Best Quarter                Worst Quarter
                      15.64%                      -14.28%
                    (6/30/99)                   (9/30/98)


This table compares the Fund's average annual total returns for the periods ended December 31, 2000, to those of the S&P 400 Mid-Cap Index.


                                                                 Since Inception
                                     1 Year         5 Years         (12/6/91)
-------------------------------------------------------------------------------
Clover Equity Value Fund             10.70%         10.43%           12.75%
S&P 400 Mid-Cap Index                17.50%         20.41%           16.89%*
Russell Midcap Index                  8.25%         16.68%           15.94%
Russell Midcap Value Index           19.18%         15.12%           15.84%*


* The calculation date for the Index is December 31, 1991.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 400 Mid-Cap Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of 400 domestic mid cap stocks chosen for market size, liquidity, and industry group representation. The Russell Midcap Index is a widely-recognized index of 800 domestic stocks chosen for market size, liquidity and industry group representation. The Russell Midcap Value Index measures the performance of those 800 companies with lower price-to-book ratios and lower forecasted growth values.

In the future, the Fund will measure its performance to the Russell Midcap Index and the Russell Midcap Value Index, which reflect a more accurate comparison of the Fund's investment style and philosophies.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses deducted from Fund assets)


--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.74%
Distribution (12b-1) Fees                                              None
Other Expenses                                                         0.37%
                                                                       ----
Total Annual Fund Operating Expenses                                   1.11%
Fee Waivers and Expense Reimbursements                                (0.01)%
                                                                       ----
Net Total Operating Expenses                                           1.10%*

--------------------------------------------------------------------------------
* Total Operating Expenses have been restated to reflect current expenses. The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.10% through January 1, 2002. For more information about these fees, see "Investment Adviser."

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund and operating expenses remain the same and you reinvest current dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                1 Year       3 Years      5 Years       10 Years
Clover Equity Value Fund         $112          $352         $611         $1,351

CLOVER MAX CAP VALUE FUND

Fund Summary

Investment Goal                 Long-term total return

Investment Focus                Large capitalization U.S. common stocks

Share Price Volatility          Medium

Principal Investment Strategy   Attempts to identify large capitalization U.S.
                                companies with low valuations and attractive dividend yields relative to the market or to their own trading history

Investor Profile                Investors seeking long-term total return who can
                                withstand the share price volatility of equity investing

Principal Strategy

The Clover Max Cap Value Fund invests primarily (at least 75% of its assets) in common stocks and other equity securities of U.S. companies with large market capitalizations (i.e., generally averaging over $10 billion) that Clover Capital Management believes have low valuations and attractive dividend yields relative to the market or to their own trading history, including companies whose stock is out-of-favor with investors. Clover Capital Management will typically screen the stocks of the 500 largest U.S. companies (based on market capitalization) for those with the highest dividend yields. The Fund will invest in securities of companies operating in a broad range of industries based primarily on value characteristics such as price-cash flow, dividend yield, price-earnings and price-book value ratios.

Principal Risks

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole.

The out-of-favor and undervalued companies the Fund invests in may be more vulnerable to negative investor sentiment, adverse business or economic events than more growth-oriented companies. In addition, the performance of the stocks which comprise the Fund do not necessarily track major market indices.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's shares from year to year for three years.*


                         1998                         13.68%
                         1999                         13.75%
                         2000                         12.09%


* The performance information shown above is based on a calendar year.


                     Best Quarter                Worst Quarter
                        23.03%                      -12.77%
                      (12/31/98)                   (9/30/98)


This table compares the Fund's average annual total returns for the periods ended December 31, 2000, to those of the S&P 500 Index.


                                                                Since Inception
                                                    1 Year         (10/31/97)
-------------------------------------------------------------------------------
Clover Max Cap Value Fund                           12.09%           12.83%
S&P 500 Index                                       -9.11%           13.80%*
S&P 500/Barra Value Index                            6.08%           12.56%



* The calculation date for the Index is October 31, 1997.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings. The S&P 500/Barra Value Index measures the performance of those 500 companies with lower price-to-book ratios.

Most, but not all, large capitalization stocks are in the indices. There are also some small capitalization stocks in the indices. Stocks included in the indices are mostly NYSE listed companies, with some AMEX and Nasdaq Stock Market stocks.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses deducted from Fund assets)


--------------------------------------------------------------------------------
Investment Advisory Fees                                         0.74%
Distribution (12b-1) Fees                                         None
Other Expenses                                                   3.24%
                                                                 ----
Total Annual Fund Operating Expenses                             3.98%
Fee Waivers and Expense Reimbursements                          (3.03)%
                                                                 ----
Net Total Operating Expenses                                     0.95%*


--------------------------------------------------------------------------------
* The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 0.95% through January 1, 2002, or from exceeding 1.95% in any subsequent year. For more information about these fees, see "Investment Adviser."

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund and operating expenses remain the same and you reinvest current dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                1 Year       3 Years      5 Years      10 Years
Clover Max Cap Value Fund        $97          $515          $959        $2,194

CLOVER FIXED INCOME FUND

Fund Summary

Investment Goal                 High current income

Investment Focus                Fixed income obligations of U.S. issuers

Share Price Volatility          Low to medium

Principal Investment Strategy   Attempts to identify investment-grade U.S.
                                government and corporate securities that offer income potential

Investor Profile                Investors seeking high current income who can
                                withstand some modest share price volatility

Principal Strategy

The Clover Fixed Income Fund invests primarily (at least 70% of its assets) in U.S. government obligations and other investment grade fixed income securities, including corporate debt obligations and mortgage- and asset-backed securities. In selecting investments for the Fund, Clover Capital Management chooses fixed income securities of issuers that it believes will offer attractive income potential with an acceptable level of risk. Clover will invest in fixed income obligations of different types and maturities depending on its current assessment of the relative market values of the sectors in which the Fund invests. Clover does not attempt to forecast interest rate changes. The Fund's average weighted maturity will typically be between seven and nine years.

Principal Risks

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In addition, the Fund is subject to the risk that fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security.

Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the exception of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's shares from year to year for nine years.*


                           1992                      7.37%
                           1993                     11.42%
                           1994                     (2.83)%
                           1995                     17.96%
                           1996                      4.40%
                           1997                      9.57%
                           1998                      7.88%
                           1999                     (1.94)%
                           2000                     12.31%


* The performance information shown above is based on a calendar year.


                         Best Quarter         Worst Quarter
                            5.85%                 -2.27%
                          (6/30/95)             (3/31/94)


This table compares the Fund's average annual total returns for the periods ended December 31, 2000, to those of the Merrill Lynch U.S. Domestic Master Bond Index.


                                                                           Since Inception
                                                    1 Year      5 Years       (12/6/91)
-----------------------------------------------------------------------------------------
Clover Fixed Income Fund                            12.31%       6.33%          7.38%
Merrill Lynch U.S. Domestic Master Bond Index       11.73%       6.48%          7.17%*


* The calculation date for the Index is December 31, 1991.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch U.S. Domestic Master Bond Index is a widely recognized indicator of the performance of the investment grade U.S. domestic bond market.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses deducted from Fund assets)


--------------------------------------------------------------------------------
Investment Advisory Fees                                 0.45%
Distribution (12b-1) Fees                                None
Other Expenses                                           0.57%
                                                         ----
Total Annual Fund Operating Expenses                     1.02%
Fee Waivers and Expense Reimbursements                  (0.27)%
                                                         ----
Net Total Operating Expenses                             0.75%*


--------------------------------------------------------------------------------
* The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 0.75% through January 1, 2002. For more information about these fees, see "Investment Adviser."

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund and operating expenses remain the same and you reinvest current dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                1 Year       3 Years       5 Years      10 Years
Clover Fixed Income Fund          $77         $298           $537        $1,223

More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information (SAI). Of course, there is no guarantee that any Fund will achieve its investment goal.

The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund's objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for gains.

Investment Adviser

Clover Capital Management, Inc., an SEC-registered adviser, serves as the Adviser to each Fund. As the Funds' Adviser, Clover makes investment decisions for the Funds and continuously reviews, supervises and administers the Funds' investment programs. The Adviser also ensures compliance with the Funds' investment policies and guidelines.

As of December 31, 2000, Clover had approximately $1.2 billion in assets under management. For its services during the most recent fiscal year, Clover received investment advisory fees (after waivers and reimbursements) of:

     Clover Small Cap Value Fund               0.78%
     Cover Equity Value Fund                   0.73%
     Clover Fixed Income Fund                  0.18%


For its services during the most recent fiscal year, Clover received no advisory fees, and waived/reimbursed expenses of:


     Clover Max Cap Value Fund                 2.29%


Portfolio Managers

The Small Cap Value Fund is managed by a committee of research professionals led by Michael E. Jones and Lawrence R. Creatura. The Equity Value Fund is managed by a committee of research professionals led by Michael E. Jones and Matthew P. Kaufler. The Max Cap Value Fund is managed by a committee of research professionals led by Lawrence R. Creatura and Paul W. Spindler. The Fixed Income Fund is managed by a committee of research professionals led by Richard J. Huxley and Paul W. Spindler. The background of each committee member is set forth below.

Michael E. Jones is a member of the committee which manages the Equity Value and Small Cap Value Funds. Mr. Jones, CFA, is a co-founder and Managing Director of Clover Capital. He has over 21 years of investment experience.

Lawrence R. Creatura is a member of the committee which manages the Max Cap Value and Small Cap Value Funds, as set forth above. Mr. Creatura, CFA, joined Clover Capital in 1994 and is a Vice President of Investments of Clover Capital. Prior to his current position, he was a Laser Systems Engineer/Researcher for Laser Surge, Inc. He has 6 years of investment experience.

Paul W. Spindler is a member of the committee which manages the Max Cap Value and Fixed Income Funds. Mr. Spindler, CFA, joined Clover Capital in 1988 and is a Vice President of Investments of Clover Capital. He has over 12 years of investment experience

Richard J. Huxley is a member of the committee which manages the Fixed Income Fund. Mr. Huxley joined Clover Capital in 1986 and is the Executive Vice President and Fixed Income Manager for Clover Capital. He has over 21 years of investment experience.

Matthew P. Kaufler is a member of the committee which manages the Equity Value Fund, as set forth above. Mr. Kaufler, CFA, Senior Vice President and Portfolio Manager, joined Clover Capital in 1991. Prior to his current position, he was Assistant VP and Portfolio Manager at Chase Manhattan. He has 16 years of investment experience.

Purchasing, Selling and Exchanging Clover Funds

--------------------------------------------------------------------------------

In order to open a new account, you must complete and mail the New Account Application that you receive with this prospectus.

All trades must be received by the Funds' Transfer Agent by 4:00 PM EST. Your check must be made payable to the Clover Funds.

Each Fund's minimum initial investment is $2,500 ($2,000 for IRAs) with a minimum subsequent investment of $500.
--------------------------------------------------------------------------------

Once you are a shareholder of the Clover Funds you can do the following:
--------------------------------------------------------------------------------

*    Purchase, sell or exchange Fund shares by phone.

Call 1-800-224-6312 between 9:00 AM and 4:00 PM EST Monday through Friday and press 3 to place a trade.
--------------------------------------------------------------------------------

* Purchase, sell or exchange Fund shares by mail. Shareholders can mail trade requests to:

By regular mail                               By express or overnight mail

The Clover Funds                              The Clover Funds
P.O. Box 219805                               c/o DST Systems Inc.
Kansas City, MO 64121-9805                    330 W. 9 Street
                                              Kansas City, MO 64105

--------------------------------------------------------------------------------

*    Purchase Fund shares by wiring funds to:

     United Missouri Bank of Kansas NA
     ABA #101000695
     Account # 9870601168
     Further Credit: name of fund, shareholder name and Clover Funds account number
--------------------------------------------------------------------------------

The Clover Funds are "no load" mutual funds, meaning you pay no sales charge when purchasing shares of the Funds. The minimum initial investment is $2,500 and the subsequent investments are $500. The Funds reserve the right to waive the minimum initial investment.

This section tells you how to purchase, sell (sometimes called "redeem") or exchange shares of the Funds.

Purchasing Clover Fund Shares

When Can You Purchase Shares?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

We may reject any purchase order if we determine that accepting the order would not be in the best interests of the Clover Funds or their shareholders.

To open an account:

o By Mail -- Please send your completed application, with a check payable to the Clover Funds, to the address listed on this page. Your check must be in U.S. dollars and drawn on a bank located in the United States. We do not accept third party checks, credit card checks or cash.

o By Wire -- Please call us at 1-800-224-6312 (option 3) to let us know that you intend to make your initial investment by wire. You will be given an account number and fax number to which you should send your completed New Account Application. Once this is complete you will need to instruct your bank to wire money to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7060-116-8; Further Credit: [_________
     Fund]. The shareholder's name and account number must be specified in the wire.

Systematic Investment Plan


If you have a checking or savings account with certain banks, you may purchase shares automatically through regular deductions from your account. Please call 1-800-224-6312 for information regarding participating banks. With a $1000 minimum initial investment, you may begin regularly scheduled investments once a month.

How Fund Prices are Calculated

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund. The Funds' NAV is calculated once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally we must receive your purchase order before 4:00 p.m., Eastern time.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Purchasing Additional Shares

o By Mail -- Please send your check payable to Clover Funds along with a signed letter stating the name of the Clover Fund and your account number.

o By Phone -- Current shareholders are eligible to purchase shares by phone if they have requested that privilege by checking the appropriate box on the New Account Application. Shareholders who have requested telephone privileges can call 1-800-224-6312 (option 3) and give the Fund and account number they would like to make a subsequent purchase into. They must then instruct their bank to wire the money by following the instructions listed on page 12.

Additional Information

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds. You will also generally have to address your correspondence or questions regarding the Funds to your institution.

Selling Clover Fund Shares

If you own shares directly, you may sell your shares on any Business Day by contacting us directly by mail or telephone. You may also sell your shares by contacting your financial institution by mail or telephone.

You may sell shares by following the procedures established when you opened your account or accounts. If you have questions, call 1-800-224-6312. If you own shares through an account with a broker or other institution, contact that broker or institution to sell your shares. If you would like to sell $50,000 or more of your shares, please notify us in writing and include a signature guarantee.

The sale price of each share will be the next NAV determined after we receive your request.

o By Mail - If you wish to redeem shares of the Clover Funds, you should send us a letter with your name, Fund and account number and the amount of your request. All letters must be signed by the owner(s) of the account. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was established. If you would like the proceeds sent to either a different bank account or address, a signature guarantee is required.

o By Phone -- When filling out a New Account Application shareholders are given the opportunity to establish telephone redemption privileges. If shareholders elect to take advantage of this privilege they will be able to redeem shares of the Clover Funds by calling 1-800-224-6312 (option 3) and informing one of our representatives.

Systematic Withdrawal Plan

If you have at least $2,500 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account. Please call 1-800-224-6312 for information regarding banks that participate in the Systematic Withdrawal Plan.

Signature Guarantees

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including, (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.

Redemptions in Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Receiving Your Money

Normally, the Funds will send your sale proceeds within three Business Days after they receive your request, but it may take up to seven days. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. If you recently purchased your shares by check or through ACH, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Exchanging Fund Shares

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after we receive your exchange request.

You may exchange your shares on any Business Day by contacting the Funds directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

Other Policies:

For Customers of Financial Institutions

If you purchase, sell or exchange Fund shares through a financial institution (rather than directly from us), you may have to transmit your purchase, sale and exchange requests to your financial institution at an earlier time for your transaction to become effective that day. This allows the financial institution time to process your request and transmit it to us. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although we have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, we are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with us over the telephone, you will generally bear the risk of any loss.

Suspension of Your Right to Sell Shares

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Funds' SAI.

Involuntary Sales of Your Shares

If your account balance drops below the required minimum of $1,000, you may be required to sell your shares. You will always be given at least 60 days' written notice to give you time to add to your account and avoid selling your shares.

Distribution of Fund Shares

CCM Securities, Inc. ("CCM Securities") is the distributor of the Funds. CCM Securities receives no compensation for distributing the Funds' shares.

Dividends and Distributions

The Clover Small Cap Value, Clover Equity Value and Clover Max Cap Value Funds distribute their income, if any, quarterly as a dividend to shareholders. The Clover Fixed Income Fund declares its investment income daily and distributes it monthly as a dividend to shareholders.

The Funds make distributions of capital gains, if any, at least annually.

If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions, if any, in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send the Funds written notice.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Summarized below are some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Since distributions from the Clover Fixed Income Fund will be derived primarily from interest earned on U.S. government obligations, they will be taxed as ordinary income distributions.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Clover Fund is the same as a sale.

More information about taxes is in the SAI.

Financial Highlights

The tables that follow present performance information about each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of each Fund's operation. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. These Financial Highlights have been audited by Ernst & Young LLP, independent auditors whose report, along with each Fund's financial statements, appears in the annual report that accompanies our SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-224-6312.

Financial Highlights

Clover Funds

For the Period Ended September 30





                                     Realized
               Net                     and                                                               Net                  Net
              Asset        Net      Unrealized              Distributions Distributions                 Asset                Assets
              Value     Investment   Gains or   Total from    from Net        from                      Value                 End
            Beginning    Income    (Losses) on  Investment   Investment      Capital       Total         End      Total    of Period
            of Period     (Loss)   Investments  Operations     Income         Gains    Distributions  of Period  Return(+)   (000)
------------------------------------------------------------------------------------------------------------------------------------
Clover Small Cap Value Fund
  2000(4)   $  13.71      (0.02)       3.91        3.89            --         (1.24)       (1.24)   $  16.36     29.59%   $ 36,254
  1999      $  11.49      (0.01)       2.48        2.47            --         (0.25)       (0.25)   $  13.71     21.82%   $ 16,494
  1998      $  15.94      (0.06)      (3.22)      (3.28)           --         (1.17)       (1.17)   $  11.49    (21.25)%  $ 15,662
  1997(1)   $  10.87      (0.04)       5.24        5.20            --         (0.13)       (0.13)   $  15.94     48.23%   $ 15,279
  1996(2)   $  10.00       0.02        0.88        0.90         (0.03)           --        (0.03)   $  10.87      8.97%   $  4,495


Clover Equity Value Fund
  2000      $  15.92       0.05        1.79        1.84         (0.07)        (3.46)       (3.53)   $  14.23     13.67%   $ 45,657
  1999      $  15.85       0.21        0.74        0.95         (0.21)        (0.67)       (0.88)   $  15.92      6.13%   $ 59,602
  1998      $  18.99       0.15       (1.12)      (0.97)        (0.15)        (2.02)       (2.17)   $  15.85     (6.00)%  $ 90,806
  1997(1)   $  16.20       0.18        3.54        3.72         (0.18)        (0.75)       (0.93)   $  18.99     23.86%   $117,859
  1996      $  15.29       0.19        2.15        2.34         (0.22)        (1.21)       (1.43)   $  16.20     16.47%   $ 85,050


Clover Max Cap Value Fund
  2000      $  11.43       0.08        2.06        2.14         (0.09)        (1.04)       (1.13)   $  12.44     19.84%   $  5,163
  1999      $   9.21       0.13        2.27        2.40         (0.13)        (0.05)       (0.18)   $  11.43     26.17%   $  2,725
  1998(3)   $  10.00       0.15       (0.79)      (0.64)        (0.15)           --        (0.15)   $   9.21     (6.52)%  $  1,776


Clover Fixed Income Fund
  2000      $   9.50       0.54        0.12        0.66         (0.54)           --        (0.54)   $   9.62      7.21%   $ 31,486
  1999      $  10.41       0.53       (0.71)      (0.18)        (0.53)        (0.20)       (0.73)   $   9.50     (1.78)%  $ 32,729
  1998      $   9.92       0.57        0.51        1.08         (0.57)        (0.02)       (0.59)   $  10.41     11.32%   $ 33,375
  1997(1)   $   9.85       0.54        0.16        0.70         (0.54)        (0.09)       (0.63)   $   9.92      7.43%   $ 23,677
  1996      $   9.89       0.59        0.01        0.60         (0.59)        (0.05)       (0.64)   $   9.85      6.26%   $ 19,731

                        Ratio of                     Ratio of Net
                           Net                        Investment
                Ratio  Investment      Ratio of         Income
                 of      Income        Expenses       (Loss) to
              Expenses  or (Loss)     to Average       Average
                 to        to         Net Assets      Net Assets
               Average   Average     (Excluding       (Excluding      Portfolio
                 Net       Net        Waivers and     Waivers and     Turnover
                Assets    Assets    Reimbursements)  Reimbursements)    Rate
-------------------------------------------------------------------------------
Clover Small Cap Value Fund
  2000(4)     1.40%         (0.11)%          1.47%         (0.18)%      85.80%
  1999        1.40%         (0.10)%          1.72%         (0.42)%      79.93%
  1998        1.40%         (0.50)%          1.84%         (0.94)%      70.02%
  1997(1)     1.40%*        (0.64)%*         2.43%*        (1.67)%*     59.03%
  1996(2)     1.40%*        (0.03)%*         5.29%*        (3.92)%*     14.17%


Clover Equity Value Fund
  2000        1.10%          0.34%           1.11%          0.33%       90.15%
  1999        0.95%          1.21%           0.95%          1.21%       98.85%
  1998        1.10%          0.82%           1.12%          0.80%       42.10%
  1997(1)     1.10%*         1.18%*          1.15%*         1.13%*      51.64%
  1996        1.10%          1.32%           1.21%          1.21%       51.36%


Clover Max Cap Value Fund
  2000        0.95%          0.75%           3.98%         (2.28)%     153.58%
  1999        0.95%          1.20%           4.13%         (1.98)%      92.26%
  1998(3)     0.95%*         1.82%*         11.40%*        (8.63)%*     62.71%


Clover Fixed Income Fund
  2000        0.75%          5.72%           1.02%          5.45%       42.40%
  1999        0.75%          5.40%           0.97%          5.18%       28.47%
  1998        0.75%          5.67%           0.99%          5.43%       27.07%
  1997(1)     0.75%*         6.03%*          1.02%*         5.76%*      11.83%
  1996        0.80%          6.00%           1.11%          5.69%       24.52%

 * Annualized
 + Returns are for the periods indicated and have not been annualized.
(1) On June 25, 1997 the Board of Trustees of TIP Funds approved a change in the Clover Funds' fiscal year end from October 31 to September 30, effective September 30, 1997.
(2) The Clover Small Cap Value Fund commenced operations on February 28, 1996. All ratios for the period have been annualized.
(3) The Clover Max Cap Value Fund commenced operations on October 31, 1997. All ratios for the period have been annualized.
(4) Per share amounts calculated using the average shares method.

Amounts designated as "--" are either $0 or have been rounded to $0.

                                    TIP FUNDS

Investment Adviser

Clover Capital Management, Inc.
11 Tobey Village Office Park
Pittsford, NY 14534

Distributor

CCM Securities, Inc.

Legal Counsel

Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated January 31, 2001, includes detailed information about the Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports will contain each Fund's holdings and contain information from each Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports will also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:  Call 1-800-224-6312


By Mail:  Write to Clover Funds
P.O. Box 219805
Kansas City, MO 64121-9805

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about TIP Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Funds' Investment Company Act registration number is 811-07527.

                               PENN CAPITAL FUNDS
                           PORTFOLIO OF THE TIP FUNDS

                                   PROSPECTUS
                                January 31, 2001

                   PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND
                                 CLASS I SHARES
                                 CLASS II SHARES

                               Investment Adviser
                      PENN CAPITAL MANAGEMENT COMPANY, INC.


 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
            Any representation to the contrary is a criminal offense.

                              About This Prospectus

TIP Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Fund has individual investment goals and strategies. This prospectus gives you important information about the Class I and Class II Shares of the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return of the Fund. For more detailed information about the Fund, please see:

                                                                  Page
     PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND..................  4
     INVESTMENTS AND PORTFOLIO MANAGEMENT.........................  7
     PURCHASING, SELLING AND EXCHANGING PENN CAPITAL FUNDS........  8
     DIVIDENDS AND DISTRIBUTIONS.................................. 12
     TAXES........................................................ 13
     FINANCIAL HIGHLIGHTS......................................... 14

To obtain more information about TIP Funds, please refer to the Back Cover of the Prospectus.

RISK/RETURN INFORMATION

The Penn Capital Strategic High Yield Bond Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND

Fund Summary

Investment Goal                 High current income and capital appreciation

Investment Focus                High yield "junk" bonds and other high yield
                                securities

Share Price Volatility          High

Principal Investment Strategy   Attempts to identify high yield "junk" bonds and
                                other high yield securities with capital appreciation potential

Investor Profile                Investors seeking high current income and
                                long-term growth of capital who can withstand the share price volatility or risk of high yield
                                "junk" bond investing


Principal Strategy

The Penn Capital Strategic High Yield Bond Fund invests primarily (at least 65% of its assets) in fixed income securities rated below investment grade ("junk" bonds). In selecting investments for the Fund, Penn Capital Management chooses securities that offer high current yields as well as capital appreciation potential, including preferred stocks, convertible securities, zero coupon obligations, payment-in-kind bonds, and variable rate securities. The Fund's average weighted maturity may vary, and will generally be ten years or less. The Fund will typically invest in securities rated BB+/Ba1 or lower, and may purchase unrated securities and securities rated in the lowest ratings categories.

Principal Risks

The prices of the Fund's fixed income securities respond to economic developments, including interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Since the value of securities with longer maturities will fluctuate more in response to interest rate changes, this risk is greater for long-term debt securities than for short-term debt securities. Fixed income securities, regardless of credit quality, experience price volatility, especially in response to interest rate changes. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. However, high yield "junk" bonds generally are less sensitive to interest rate changes.

"Junk" bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market price of the security.

The Fund is subject to the risk that its particular market segment, high yield securities, may underperform compared to other market segments or to the fixed income markets as a whole.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The performance of Class I and Class II Shares will differ due to differences in expenses. This bar chart shows changes in the performance of the Fund's Class I Shares for two years.*


                          1999                     14.56%
                          2000                    -17.60%


* The performance information shown above is based on a calendar year. The Fund's predecessor, the Alpha Select Penn Capital Strategic High Yield Bond Fund commenced operations on March 1, 1998. The Fund became part of the TIP Funds in 1999.


                        Best Quarter            Worst Quarter
                            7.17%                  -12.18%
                         (12/31/99)              (12/31/2000)


This table compares the Fund's average annual total returns for the periods ended December 31, 2000, to those of the C.S. First Boston High Yield Index.


                                                               Since Inception
                                                     1 Year        (3/1/98)
-------------------------------------------------------------------------------
Penn Capital Strategic High Yield Bond Fund         -17.60%         -4.01%
C.S. First Boston High Yield Index                   -5.21%         -1.39%*


* The calculation date for the Index is February 28, 1998.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The C.S. First Boston High Yield Index is an unmanaged portfolio constructed to mirror the public high yield debt market (revisions to the index are effected weekly). The index has several modules representing different sectors of the high yield market including a cash paying module, a zero coupon module, a pay in-kind module, and a defaulted bond module. The index is a fully invested index, which includes reinvestment of income.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses deducted from Fund assets)


                                              Class I Shares     Class II Shares
--------------------------------------------------------------------------------
Investment Advisory Fees                           0.55%              0.55%
Distribution (12b-1) Fees                          None                None
Other Expenses                                     0.49%              0.74%
                                                  ------             -------
Total Annual Fund Operating Expenses               1.04%              1.29%
Fee Waivers and Expense Reimbursements            (0.36)%            (0.36)%
                                                  ------             -------
Net Total Operating Expenses                       0.68%*             0.93%*
--------------------------------------------------------------------------------


* The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses of the Class I and Class II Shares from exceeding 0.68% and 0.93%, respectively, for a period of one year, renewable at the end of each fiscal year. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."
--------------------------------------------------------------------------------

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                                  1 Year   3 Years  5 Years   10 Years

Penn Capital Strategic High Yield Bond Fund - Class I Shares        $69     $295      $539     $1238
Penn Capital Strategic High Yield Bond Fund - Class II Shares       $95     $373      $673     $1525

More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information (SAI). Of course, there is no guarantee that the Fund will achieve its investment goal.

The investments and strategies described throughout this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for gains.

Investment Adviser

Penn Capital Management Company, Inc., an SEC-registered adviser, serves as the Adviser to the Fund. As the Fund's Adviser, Penn Capital makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment programs. The Adviser also ensures compliance with the Fund's investment policies and guidelines.


As of December 31, 2000, Penn Capital had approximately $612 million in assets under management. For its services during the most recent fiscal year, Penn Capital received investment advisory fees (after waivers and reimbursements) of:

     Penn Capital Strategic High Yield Bond Fund            0.19%


Portfolio Managers


The Penn Capital Strategic High Yield Bond Fund is managed by a team consisting of certain principals of Penn Capital, including co-managers Richard A. Hocker and Scott D. Schumacher.

Prior to founding Penn Capital in 1987, Mr. Hocker was a shareholder and Senior Portfolio Manager of Delaware Investment Advisors, an investment management firm. He has over 30 years of investment experience.

Mr. Schumacher began his career with Penn Capital in 1987 and has been directly working with the investment team since 1992. As co-portfolio manager, Mr. Schumacher is responsible for buy-sell decisions, covering select industries and monitoring existing credit positions.

Purchasing, Selling and Exchanging Penn Capital Funds

--------------------------------------------------------------------------------

In order to open a new account, you must complete and mail the New Account Application that you receive with this prospectus.

All trades must be received by the Fund's Transfer Agent by 4:00 PM EST. Your check must be made payable to the Penn Capital Funds.

The Fund's Class I Shares minimum initial investment is $100,000 with minimum subsequent investments of $5,000.

The Fund's Class II Shares minimum initial investment is $10,000 with minimum subsequent investments of $1,000.
--------------------------------------------------------------------------------
Once you are a shareholder of the Penn Capital Funds you can do the following:
--------------------------------------------------------------------------------

* Purchase, sell or exchange Fund shares by phone.

Call 1-800-224-6312 between 9:00 AM and 4:00 PM EST Monday through Friday and press 3 to place a trade.
--------------------------------------------------------------------------------

* Purchase, sell or exchange Fund shares by mail. Shareholders can mail trade requests to:

By regular mail                               By express or overnight mail


The Penn Capital Funds                        The Penn Capital Funds
P.O. Box 219805                               c/o DST Systems Inc.
Kansas City, MO 64121-9805                    330 W. 9th Street
                                              Kansas City, MO 64105
--------------------------------------------------------------------------------


* Purchase Fund shares by wiring funds to:

  United Missouri Bank of Kansas NA
  ABA #101000695
  Account # 9870601168
  Further Credit: name of fund, shareholder name and Penn Capital Funds account number
--------------------------------------------------------------------------------

The Penn Capital Strategic High Yield Bond Fund is a "no load" mutual fund, meaning you pay no sales charge when purchasing shares of the Fund. The Fund's Class I Shares minimum initial investment is $100,000, with minimum subsequent investments of $5,000. The Fund's Class II Shares minimum initial investment is $10,000, with minimum subsequent investments of $1,000. The Fund reserves the right to waive the minimum initial investment.

This section tells you how to purchase, sell (sometimes called "redeem") or exchange shares of the Fund.

Purchasing Penn Capital Funds

Choosing Class I or Class II Shares

Class I and Class II Shares have different expenses and other characteristics.

Class I Shares are for individual investors and for certain institutional investors investing for their own or their customers' account.

Class II Shares are for individual investors who purchase shares through financial institutions or intermediaries.

   Class I Shares                             Class II Shares
o  No sales charge                         o  No sales charge
o  Lower annual expenses                   o  Higher annual expenses
o  $100,000 minimum initial investment     o  $10,000 minimum initial investment

For some investors the minimum initial investment may be lower.

When Can You Purchase Shares?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

To open an account:

We may reject any purchase order if we determine that accepting the order would not be in the best interests of the Fund or its shareholders.

o By Mail -- Please send your completed application, with a check payable to the Penn Capital Funds, to the address listed on page 8. Your check must be in U.S. dollars and drawn on a bank located in the United States. We do not accept third party checks, credit card checks or cash.

o By Wire -- Please call the Fund at 1-800-224-6312 (option 3) to let us know that you intend to make your initial investment by wire. You will be given an account number and fax number to which you should send your completed New Account Application. Once this is complete you will need to instruct your bank to wire money to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7060-116-8; Further Credit: [Penn

     Capital Strategic High Yield Bond Fund]. The shareholder's name and account number must be specified in the wire.

How Fund Prices are Calculated

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order. NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund. The Fund's NAV is calculated once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally we must receive your purchase order before 4:00 p.m., Eastern time.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Purchasing Additional Shares

o By Mail -- Please send your check payable to Penn Capital Funds along with a signed letter stating the name of the Penn Capital Strategic High Yield Bond Fund and your account number.

o By Phone -- Current shareholders are eligible to purchase shares by phone if they have requested that privilege by checking the appropriate box on the New Account Application. Shareholders who have requested telephone privileges can call 1-800-224-6312 (option 3) and give the Fund and account number they would like to make a subsequent purchase into. They must then instruct their bank to wire the money by following the instructions listed on page 5.

Additional Information

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

Selling Penn Capital Fund Shares

If you own shares directly, you may sell your shares on any Business Day by contacting us directly by mail or telephone. You may also sell your shares by contacting your financial institution by mail or telephone. The sale price of each share will be the next NAV determined after we receive your request.

You may sell Class I or Class II Shares by following the procedures established when you opened your account or accounts. If you have questions, call 1-800-224-6312. If you own shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

o By Mail - If you wish to redeem shares of the Penn Capital Funds, you should send us a letter with your name, Fund and account number and the amount of your request. All letters must be signed by the owner(s) of the account. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was established.

o By Phone -- When filling out a New Account Application shareholders are given the opportunity to establish telephone redemption privileges. If shareholders elect to take advantage of this privilege they will be able to redeem shares of the Penn Capital Funds by calling 1-800-224-6312 (option
     3) and informing one of our representatives.

Redemptions in Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Receiving Your Money

Normally, the Fund will send your sale proceeds within three Business Days after it receives your request, but it may take up to seven days. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. If you recently purchased your shares by check or through ACH, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Exchanging Fund Shares

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after we receive your exchange request.

You may exchange your shares on any Business Day by contacting the Fund directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

Other Policies:

For Customers of Financial Institutions

If you purchase, sell or exchange Fund shares through a financial institution (rather than directly from the Fund), you may have to transmit your purchase, sale and exchange requests to your financial institution at an earlier time for your transaction to become effective that day. This allows the financial institution time to process your request and transmit it to us. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although we have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, we are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with us over the telephone, you will generally bear the risk of any loss.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Fund's SAI.

Involuntary Sales of Your Shares

If your account balance drops below the required minimum of $1,000, you may be required to sell your shares. You will always be given at least 60 days' written notice to give you time to add to your account and avoid selling your shares.

Distribution of Fund Shares


SEI Investments Distribution Co. (SIDCO) is the distributor of the Fund. SIDCO receives no compensation for distributing the Fund's shares.


The Penn Capital Strategic High Yield Bond Fund has adopted a shareholder service plan for its Class II Shares that allows the Fund to pay service fees for services provided to shareholders. For Class II Shares, shareholder service fees, as a percentage of average daily net assets, may be up to 0.25%.

Dividends and Distributions

The Penn Capital Strategic High Yield Bond Fund declares its net investment income daily and distributes it monthly as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually.

If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send the Fund written notice.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Summarized below are some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

Each year, the Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Distributions you receive from the Fund may be taxable whether or not you reinvest them.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Penn Capital Fund is the same as a sale.

More information about taxes is in the SAI.

Financial Highlights

The table that follows presents performance information about Class I Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. These Financial Highlights have been audited by Ernst & Young LLP, independent auditors whose report, along with the Fund's financial statements, appears in the annual report that accompanies our SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-224-6312.

Financial Highlights
Penn Capital Funds
For a Share Outstanding Throughout Each Period



                                                                                                                   Ratio of
                                                                                                           Ratio      Net
                                  Realized                                                                  of    Investment
               Net                  and                                      Net                 Net     Expenses   Income
              Asset              Unrealized  Distributions Distributions   Asset                Assets      to        to
              Value       Net       Loss       from Net        from        Value                 End      Average   Average
            Beginning  Investment    on       Investment      Capital       End      Total    of Period     Net       Net
            of Period   Income   Investments    Income         Gains     of Period  Return(1)   (000)      Assets    Assets
-----------------------------------------------------------------------------------------------------------------------------
Penn Capital Strategic High Yield Bond Fund
2000          $ 8.82     0.79      (0.72)       (0.79)          --         $8.10      0.56%     $32,560     0.68%     8.94%
1999(3)       $ 8.91     0.83      (0.09)       (0.83)          --         $8.82      8.65%     $41,922     0.68%     9.11%
1998(2)       $10.00     0.37      (1.09)       (0.37)          --         $8.91     (7.23)%    $17,842     0.68%*   10.04%*

                              Ratio of Net
                               Investment
                Ratio of         Income
                Expenses       (Loss) to
               to Average       Average
               Net Assets      Net Assets
              (Excluding       (Excluding      Portfolio
               Waivers and     Waivers and     Turnover
             Reimbursements)  Reimbursements)    Rate
--------------------------------------------------------
Penn Capital Strategic High Yield Bond Fund
2000               1.04%            8.58%        76.00%
1999(3)            1.14%            8.65%        96.98%
1998(2)            2.09%*           8.63%*       29.19%

  *  Annualized
(1) Returns are for the period indicated and have not been annualized.
(2) Commenced operations on March 1, 1998.
(3) On January 25, 1999, shareholders of the Alpha Select Penn Capital High Yield Bond Fund (the "Fund") approved a tax-free reorganization under which all assets and liabilities of the Fund were transferred to the TIP Penn Capital High Yield Bond Fund.

Amounts designated at "--" are either $0 or have been rounded to $0.

                                    TIP FUNDS

Investment Adviser


Penn Capital Management Company, Inc.
Liberty View Building, Suite 210
457 Haddonfield Road
Cherry Hill, NJ 08002


Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated January 31, 2001, includes detailed information about the Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports contain the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:  Call 1-800-224-6312


By Mail:  Write to Penn Capital Funds
P.O. Box 219805
Kansas City, MO 64121-9805

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about TIP Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Fund's Investment Company Act registration number is 811-07527.

PEN-F-011-01000

                                    TIP FUNDS

                                   PROSPECTUS

                                January 31, 2001

                          PENN CAPITAL VALUE PLUS FUND

                               Investment Adviser
                      PENN CAPITAL MANAGEMENT COMPANY, INC.


 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
           Any representation to the contrary is a criminal offense.

                              About This Prospectus

TIP Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Fund has individual investment goals and strategies. This prospectus gives you important information about the shares of the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return of the Fund. For more detailed information about the Fund, please see:

                                                                        Page
     PENN CAPITAL VALUE PLUS FUND.......................................XXX
     INVESTMENTS AND PORTFOLIO MANAGEMENT...............................XXX
     PURCHASING, SELLING AND EXCHANGING PENN CAPITAL FUNDS..............XXX
     DIVIDENDS AND DISTRIBUTIONS........................................XXX
     TAXES..............................................................XXX

To obtain more information about TIP Funds, please refer to the Back Cover of the Prospectus.

RISK/RETURN INFORMATION

The Penn Capital Value Plus Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Penn Capital Value Plus Fund

Fund Summary

Investment Goal                 Capital appreciation and above average income

Investment Focus                Large and small cap U.S. common stocks and high
                                yield "junk" bonds

Share Price Volatility          High

Principal Investment Strategy   Attempts to identify undervalued small cap and
                                large cap U.S. companies and high yield "junk" bonds with income and capital appreciation potential

Investor Profile                Investors seeking long-term growth of capital
                                who can withstand the share price volatility of equity and high yield "junk" bond investing


Strategy

The Penn Capital Value Plus Fund invests primarily (at least 65% of its assets) in large and small capitalization common stocks and other equity securities of U.S. companies. The Fund also invests in fixed income obligations (principally "junk" bonds). In selecting investments for the Fund, Penn Capital Management chooses stocks of companies that have low-price earnings ratios relative to the market. The Fund will invest in high yield "junk" bonds to generate income. The Fund will invest in a number of industries and issuers, but may invest in a relatively high percentage of its assets in a single industry.

Risks

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Since the value of securities with longer maturities will fluctuate more in response to interest rate changes, this risk is greater for long-term debt securities than for short-term debt securities. Fixed income securities, regardless of credit quality, experience price volatility, especially in response to interest rate changes. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Micro cap stocks also tend to be traded only in the over-the-counter market, and may not be as liquid as larger capitalization stocks. As a result, the prices of the micro cap stocks owned by the Fund will be very volatile, and the price movements of the Fund's shares will reflect that volatility.

The prices of the Fund's fixed income securities respond to economic developments, including interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

"Junk" bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

The Fund is subject to the risk that its principal market segment, equity securities, may underperform compared to other market segments or to the equity markets as a whole.

Performance Information



As of January 31, 2001, the Penn Capital Value Plus Fund had not commenced operations, and did not have a performance history.


Fund Fees and Expenses


This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses deducted from Fund assets)



--------------------------------------------------------------------------------
Investment Advisory Fees                                              1.00%
Distribution (12b-1) Fees                                             None
Other Expenses                                                        0.70%*
                                                                      ----
Total Annual Fund Operating Expenses                                  1.70%
Fee Waivers and Expense Reimbursements                               (0.30)%
                                                                      ----
Net Total Operating Expenses                                          1.40%**


--------------------------------------------------------------------------------
* Other Expenses are estimated for the current year.
** The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.40% for a period of one year, renewable at the end of each fiscal year. For more information about these fees, see "Investment Adviser."

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, and Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                                   1 Year         3 Years
Penn Capital Value Plus Fund                        $143           $506

More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information (SAI). Of course, there is no guarantee that the Fund will achieve its investment goal.

The investments and strategies described throughout this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for gains.

Investment Adviser

Penn Capital Management Company, Inc., an SEC-registered adviser, serves as the Adviser to the Fund. As the Fund's Adviser, Penn Capital makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment programs. The Adviser also ensures compliance with the Fund's investment policies and guidelines.


As of December 31, 2000, Penn Capital had approximately $612 million in assets under management. For its services during the most recent fiscal year, Penn Capital is entitled to investment advisory fees as follows:

     Penn Capital Value Plus Fund            1.00%


Portfolio Managers

The Penn Capital Value Plus Fund is managed by Richard Hocker and Scott D. Schumacher.

Prior to founding Penn Capital in 1987, Mr. Hocker was a shareholder and Senior Portfolio Manager of Delaware Investment Advisers, an investment management firm. He has over 27 years of investment experience.

Mr. Schumacher, a Senior Analyst who joined Penn Capital in 1987, has 13 years of investment experience.

Purchasing, Selling and Exchanging Penn Capital Funds

--------------------------------------------------------------------------------

In order to open a new account, you must complete and mail the New Account Application that you receive with this prospectus.

All trades must be received by the Fund's Transfer Agent by 4:00 PM EST. Your check must be made payable to the Penn Capital Funds.

The Fund's minimum initial investment is $2,500 with a minimum subsequent investment of $500.
--------------------------------------------------------------------------------

Once you are a shareholder of the Penn Capital Funds you can do the following:
--------------------------------------------------------------------------------

*    Purchase, sell or exchange Fund shares by phone.

Call 1-800-224-6312 between 9:00 AM and 4:00 PM EST Monday through Friday and press 3 to place a trade.
--------------------------------------------------------------------------------

* Purchase, sell or exchange Fund shares by mail. Shareholders can mail trade requests to:

Regular mail                                  Express or overnight mail


The Penn Capital Funds                        The Penn Capital Funds
P.O. Box 219805                               c/o DST Systems Inc.
Kansas City, MO 64121-9805                    330 W. 9th Street
                                              Kansas City, MO 64105
--------------------------------------------------------------------------------


*    Purchase Fund shares by wiring funds to:

     United Missouri Bank of Kansas NA
     ABA #101000695
     Account # 9870601168
     Further Credit: name of fund, shareholder name and Penn Capital Funds account number
--------------------------------------------------------------------------------

The Penn Capital Value Plus Fund is a "no load" mutual fund, meaning you pay no sales charge when purchasing shares of the Fund. The minimum initial investment is $2,500 and the subsequent investments are $500. The Fund reserves the right to waive the minimum initial investment.

For some investors the minimum initial investment may be lower.

This section tells you how to purchase, sell (sometimes called "redeem") or exchange shares of the Fund.

Purchasing Penn Capital Funds

When Can You Purchase Shares?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

To open an account:


We may reject any purchase order if they determine that accepting the order would not be in the best interests of the Fund or its shareholders.

o By Mail -- Please send your completed application, with a check payable to the Penn Capital Funds, to the address listed on this page. Your check must be in U.S. dollars and drawn on a bank located in the United States. We do not accept third party checks, credit card checks or cash.

o By Wire -- Please call us at 1-800-224-6312 (option 3) to let us know that you intend to make your initial investment by wire. You will be given an account number and fax number to which you should send your completed New Account Application. Once this is complete you will need to instruct your bank to wire money to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7060-116-8; Further Credit: [Penn Capital Value Plus Fund]. The shareholder's name and account number must be specified in the wire.

Systematic Investment Plan

If you have a checking or savings account with certain banks, you may purchase shares automatically through regular deductions from your account. Please call 1-800-224-6312 for information regarding participating banks. With a $100 minimum initial investment, you may begin regularly scheduled investments once a month.

How Fund Prices are Calculated

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order. NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund. The Fund's NAV is calculated once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally we must receive your purchase order before 4:00 p.m., Eastern time.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. The Fund may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the NAV of this Fund's shares may change on days when you cannot purchase or sell Fund shares.

Purchasing Additional Shares

o By Mail -- Please send your check payable to Penn Capital Funds along with a signed letter stating the name of the Penn Capital Value Plus Fund and your account number.

o By Phone -- Current shareholders are eligible to purchase shares by phone if they have requested that privilege by checking the appropriate box on the New Account Application. Shareholders who have requested telephone privileges can call 1-800-224-6312 (option 3) and give the Fund and account number you would like to make a subsequent purchase into. You must then instruct your bank to wire the money by following the instructions listed on page ___.

Additional Information

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

Selling Penn Capital Fund Shares

If you own shares directly, you may sell your shares on any Business Day by contacting us directly by mail or telephone. You may also sell your shares by contacting your financial institution by mail or telephone. The sale price of each share will be the next NAV determined after we receive your request.

Shareholders may sell shares by following procedures established when they opened their account or accounts. If you have questions, call 1-800-224-6312. If you own shares through an account with a broker or other institution, contact that broker or institution to sell your shares. If you would like to sell $50,000 or more of your shares, please notify us in writing and include a signature guarantee.

o By Mail - If you wish to redeem shares of the Penn Capital Funds, you should send us a letter with your name, Fund and account number and the amount of your request. All letters must be signed by the owner(s) of the account. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was established. If you would like the proceeds sent to either a different bank account or address, a signature guarantee is required.

o By Phone -- When filling out a New Account Application shareholders are given the opportunity to establish telephone redemption privileges. If shareholders elect to take advantage of this privilege they will be able to redeem shares of the Penn Capital Funds by calling 1-800-224-6312 (option
     3) and informing one of our representatives.

Signature Guarantees

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including, (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.

Systematic Withdrawal Plan

If you have at least $2,500 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account. Please call 1-800-224-6312 for information regarding banks that participate in the Systematic Withdrawal Plan.

Redemptions in Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Receiving Your Money

Normally, the Fund will send your sale proceeds within three Business Days after it receives your request, but it may take up to seven days. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. If you recently purchased your shares by check or through ACH, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Exchanging Fund Shares

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after we receive your exchange request.

You may exchange your shares on any Business Day by contacting the Fund directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

Other Policies:

For Customers of Financial Institutions

If you purchase, sell or exchange Fund shares through a financial institution (rather than directly from the Fund), you may have to transmit your purchase, sale and exchange requests to your financial institution at an earlier time for your transaction to become effective that day. This allows the financial institution time to process your request and transmit it to us. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although we have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, we are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with us over the telephone, you will generally bear the risk of any loss.

Suspension of Your Right to Sell Shares

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Fund's SAI.

Involuntary Sales of Your Shares

If your account balance drops below the required minimum of $1,000, you may be required to sell your shares. You will always be given at least 60 days' written notice to give you time to add to your account and avoid selling your shares.

Distribution of Fund Shares


SEI Investments Distribution Co. (SIDCO.) is the distributor of the Fund. SIDCO. receives no compensation for distributing the Fund's shares.


Dividends and Distributions

The Penn Capital Value Plus Fund distributes its investment income at least once annually as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually.

If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send the Fund written notice.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Summarized below are some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

Each year, the Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Distributions you receive from the Fund may be taxable whether or not you reinvest them.

Each sale or exchange of Fund shares is a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Penn Capital Fund is the same as a sale.

More information about taxes is in the SAI.

                                    TIP FUNDS

Investment Adviser


Penn Capital Management Company, Inc.
Liberty View Building, Suite 210
457 Haddonfield Road
Cherry Hill, NJ 08002


Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated January 31, 2001, includes detailed information about the Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports contain the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:  Call 1-800-224-6312


By Mail:  Write to Penn Capital Funds
P.O. Box 219805
Kansas City, MO 64121-9805

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about TIP Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

TIP Funds' Investment Company Act registration number is 811-07527.

                                    TIP FUNDS
                            TURNER MIDCAP GROWTH FUND
                          TURNER SMALL CAP GROWTH FUND
                          TURNER MICRO CAP GROWTH FUND
                        TURNER SELECT GROWTH EQUITY FUND
                               TURNER TOP 20 FUND
                             TURNER TECHNOLOGY FUND
                            TURNER GLOBAL TOP 40 FUND
                           TURNER B2B E-COMMERCE FUND
                      TURNER WIRELESS & COMMUNICATIONS FUND
                      TURNER FUTURE FINANCIAL SERVICES FUND
                       TURNER INTERNATIONAL DISCOVERY FUND
                     TURNER INTERNATIONAL OPPORTUNITIES FUND
            TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO
           TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO
                   TURNER CORE HIGH QUALITY FIXED INCOME FUND
                                January 31, 2001
                               Investment Adviser:
                        TURNER INVESTMENT PARTNERS, INC.

This Statement of Additional Information is not a prospectus and relates only to the Turner Midcap Growth Fund ("Midcap Fund"), Turner Small Cap Growth Fund ("Small Cap Fund"), Turner Micro Cap Growth Fund ("Micro Cap Fund"), Turner Select Growth Equity Fund ("Select Growth Equity Fund"), Turner Top 20 Fund ("Top 20 Fund"), Turner Technology Fund ("Technology Fund"), Turner Global Top 40 Fund ("Global Fund"), Turner B2B E-Commerce Fund ("E-Commerce Fund"), Turner Wireless & Communications Fund ("Communications Fund"), Turner Future Financial Services Fund ("Future Financial Services Fund"), Turner International Discovery Fund ("International Discovery Fund"), Turner International Opportunities Fund ("International Opportunities Fund"), Turner Short Duration Government Funds - One Year Fund ("One Year Portfolio"), Turner Short Duration Government Funds-Three Year Portfolio ("Three Year Portfolio"), and Turner Core High Quality Fixed Income Fund ("Fixed Income Fund"), (each a "Fund" and, together, the "Funds"). It is intended to provide additional information regarding the activities and operations of the TIP Funds (the "Trust") and should be read in conjunction with the Turner Funds' Prospectuses dated January 31, 2001. The Prospectuses may be obtained without charge by calling 1-800-224-6312.


                               TABLE OF CONTENTS
THE TRUST ...................................................................S-2
INVESTMENT OBJECTIVES........................................................S-2
INVESTMENT POLICIES..........................................................S-3
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS.......................S-12
INVESTMENT LIMITATIONS......................................................S-25
THE ADVISER.................................................................S-28
THE ADMINISTRATOR...........................................................S-31
DISTRIBUTION AND SHAREHOLDER SERVICES.......................................S-33
TRUSTEES AND OFFICERS OF THE TRUST..........................................S-34
COMPUTATION OF YIELD AND TOTAL RETURN.......................................S-36
PURCHASE AND REDEMPTION OF SHARES...........................................S-38
DETERMINATION OF NET ASSET VALUE............................................S-38
TAXES.......................................................................S-39
PORTFOLIO TRANSACTIONS......................................................S-42
VOTING......................................................................S-45
DESCRIPTION OF SHARES.......................................................S-45
SHAREHOLDER LIABILITY.......................................................S-46
LIMITATION OF TRUSTEES' LIABILITY...........................................S-46
5% SHAREHOLDERS.............................................................S-46
CUSTODIAN...................................................................S-50
EXPERTS.....................................................................S-50
LEGAL COUNSEL...............................................................S-50
FINANCIAL STATEMENTS........................................................S-50
APPENDIX.....................................................................A-1

TUR-F-025-07000

THE TRUST


     This Statement of Additional Information relates only to the Turner Midcap Growth Fund ("Midcap Fund"), Turner Small Cap Growth Fund ("Small Cap Fund"), Turner Micro Cap Growth Fund ("Micro Cap Fund"), Turner Select Growth Equity Fund ("Select Growth Equity Fund"), Turner Top 20 Fund ("Top 20 Fund"), Turner Technology Fund ("Technology Fund"), Turner Global Top 40 Fund ("Global Fund"), Turner B2B E-Commerce Fund ("E-Commerce Fund"), Turner Wireless & Communications Fund ("Communications Fund"),Turner Future Financial Services Fund ("Future Financial Services Fund"), Turner International Discovery Fund ("International Discovery Fund"), Turner International Opportunities Fund ("International Opportunities Fund"), Turner Short Duration Government Funds-One Year Portfolio ("One Year Portfolio"), Turner Short Duration Government Funds-Three Year Portfolio ("Three Year Portfolio"), and Turner Core High Quality Fixed Income Fund, ("Fixed Income Fund"), (each a "Fund" and, together the "Funds"). Each is a separate series of TIP Funds (formerly, Turner Funds) (the "Trust"), an open-end management investment company established as a Massachusetts business trust under a Declaration of Trust dated January 26, 1996, and amended on February 21, 1997, which consists of both diversified and non-diversified Funds. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the "shares") and separate classes of funds. Each portfolio is a separate mutual fund and each share of each portfolio represents an equal proportionate interest in that portfolio. Shareholders may purchase shares in the One Year Portfolio or the Three Year Portfolio through two separate classes, Class I and Class II, which provide for variations in distribution costs, transfer agent fees, voting rights and dividends. Except for differences between the Class I Shares and the Class II Shares pertaining to distribution and shareholder servicing, voting rights, dividends and transfer agent expenses, each share of each series represents an equal proportionate interest in that series. Please see "Description of Shares" for more information.

On January 29, 1999, the Micro Cap Fund and the Three Year Portfolio acquired all of the assets and liabilities of the Alpha Select Turner Micro Cap Growth Fund and the Alpha Select Turner Short Duration Government Funds-Three Year Portfolio, respectively. On June 30, 1999, the One Year Portfolio acquired all of the assets and liabilities of the Alpha Select Turner Short Duration Government Funds - One Year Portfolio. Historical information presented for those Funds relates to the Alpha Select Funds. Similarly, on January 12, 2001, Shareholders of the Penn Capital Select Financial Services Fund approved Turner as that Fund's new investment adviser. The Fund then became the Turner Future Financial Services Fund when Turner commenced operations as the Fund's investment adviser on January 16, 2001. Historical information presented for that Fund relates to the Penn Capital Select Financial Services Fund and its performance under its previous adviser, Penn Capital Management Company, Inc. The Trust also offers shares in the Clover Max Cap Value Fund, Clover Equity Value Fund, Clover Small Cap Value Fund, Clover Fixed Income Fund, Penn Capital Strategic High Yield Bond Fund, and Penn Capital Value Plus Fund. Capitalized terms not defined herein are defined in the Prospectus offering shares of the Funds.


INVESTMENT OBJECTIVES

Turner Midcap Growth Fund -- The Midcap Fund seeks capital appreciation.

Turner Small Cap Growth Fund -- The Small Cap Fund seeks capital appreciation.

Turner Micro Cap Growth Fund -- The Micro Cap Fund seeks capital appreciation.


Turner Select Growth Equity Fund -- The Select Growth Equity Fund seeks long-term capital appreciation.


Turner Top 20 Fund -- The Top 20 Fund seeks long-term capital appreciation.

Turner Technology Fund -- The Technology Fund seeks long-term capital appreciation.


Turner Global Top 40 Fund -- The Global Fund seeks long-term capital appreciation.


Turner B2B E-Commerce Fund -- The E-Commerce Fund seeks long-term capital appreciation.

Turner Wireless & Communications Fund -- The Communications Fund seeks long-term capital appreciation.


Turner Future Financial Services Fund - The Future Financial Services Fund seeks to generate long-term capital appreciation.

Turner International Discovery Fund -- The International Discovery Fund seeks long-term capital appreciation.

Turner International Opportunities Fund -- The International Opportunities Fund seeks long- term capital appreciation.


Turner Short Duration Government Funds-One Year Portfolio & Turner Short Duration Government Funds-Three Year Portfolio -- The investment objective of each Fund is to provide maximum total return consistent with preservation of capital and prudent investment management. Under normal circumstances, the One Year Portfolio seeks to maintain an average effective duration comparable to or less than that of one-year U.S. Treasury bills. The Three Year Portfolio seeks to maintain an average effective duration comparable to or less than that of three-year U.S. Treasury notes. Effective duration is an indicator of a security's price volatility or risk associated with changes in interest rates. Because the Turner Investment Partners, Inc. (the "Adviser") seeks to manage interest rate risk by limiting effective duration, each Fund may invest in securities of any maturity.

Turner Core High Quality Fixed Income Fund -- The Fixed Income Fund seeks total return through current income and capital appreciation.




There can be no assurance that any Fund will achieve its investment objective.

INVESTMENT POLICIES

Turner Midcap Growth Fund--The Midcap Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of common stocks of issuers that, at the time of purchase, have market capitalizations between $1 billion and $10 billion that the Adviser believes to have strong earnings growth potential. The Midcap Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell Midcap Growth Index (or such other appropriate index selected by the Adviser). Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, and it may invest up to 10% of its total assets in ADRs. The Midcap Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Midcap Fund may purchase shares of other investment companies.


Turner Small Cap Growth Fund--The Small Cap Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of common stocks of issuers with market capitalizations of not more than $2 billion that the Adviser believes to have strong earnings growth potential. Under normal market conditions, the Small Cap Fund will maintain a weighted average market capitalization of less than $2 billion. The Small Cap Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell 2000 Growth Index (or such other appropriate index selected by the Adviser). The Small Cap Fund may invest in warrants and rights to purchase common stocks, and may invest up to 10% of its total assets in ADRs. The Small Cap Fund will only purchase securities that are traded on registered exchanges or the over-the- counter market in the United States.


Turner Micro Cap Growth Fund -- The Micro Cap Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of common stocks of issuers with market capitalizations of not more than $500 million that the Adviser believes to have strong earnings growth potential. The Micro Cap Fund will not hold securities with market capitalizations over $1 billion. The Micro Cap Fund seeks to purchase securities that are well diversified across economic sectors. The Russell 2000 Growth Index is the Fund's current benchmark. The Micro Cap Fund will typically invest in companies whose market capitalizations, at the time of purchase, are $350 million or under. The Micro Cap Fund may invest in warrants and rights to purchase common stocks, and may invest up to 10% of its total assets in micro cap stocks of foreign issuers and in ADRs.


The Micro Cap Fund invests in some of the smallest, most dynamic publicly-traded companies. These emerging growth companies are typically in the early stages of a long-term development cycle. In many cases, these companies offer unique products, services or technologies and often serve special or expanding market niches. Because of their small size, and less frequent trading activity, the companies represented in the Micro Cap Fund's portfolio may be overlooked or not closely followed by investors. Accordingly, their prices may rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors appreciate the full extent of a company's underlying business potential. Thus in the opinion of the Micro Cap Fund's Adviser, they offer substantial appreciation potential for meeting retirement and other long-term goals.

The Micro Cap Fund's share price can move up and down significantly, even over short periods of time, due to the volatile nature of micro capitalization stocks. To manage risk and improve liquidity, the Adviser expects to invest in numerous small, publicly traded companies, representing a broad cross-section of U.S. industries.


Turner Select Growth Equity Fund -- The Select Growth Equity Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in common stocks and other U.S. companies with very large market capitalizations (i.e. over $10 billion) that the Adviser believes have strong earnings growth potential. The Select Growth Equity Fund may also purchase securities of smaller companies that offer growth potential. The Select Growth Equity Fund will invest in securities of companies that are diversified across economic sectors. Portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily weighted securities in the Russell Top 200 Growth Index.


Turner Top 20 Fund -- The Top 20 Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a portfolio of common stocks of issuers with a variety of sectors and market capitalizations that the Adviser believes to have strong earnings growth potential. Any remaining assets may be invested in warrants and rights to purchase common stocks, convertible and preferred stocks, and ADRs. The Top 20 Fund will generally purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Top 20 Fund may also purchase shares of other investment companies and foreign securities.

Turner Technology Fund -- The Technology Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a portfolio of common stocks of technology companies. The Technology Fund may invest in warrants and rights to purchase common stocks, convertible and preferred stocks, stocks of foreign issuers and ADRs.

The Technology Fund invests in dynamic, publicly-traded technology companies. These emerging growth companies are typically in the early stages of a long-term development cycle. In many cases, these companies offer unique products, services or technologies and often serve special or expanding market niches. Because of their small size and less frequent trading activity, the small technology companies represented in the Technology Fund's portfolio may be overlooked or not closely followed by investors. Accordingly, their prices may rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors appreciate the full extent of a company's underlying business potential. The Adviser will seek to capture these price increases. Most of the technology companies that the Technology Fund will invest in will be located in the U.S.

The Technology Fund's share price can move up and down significantly, even over short periods of time, due to the volatile nature of many technology stocks. To manage risk and improve liquidity, the Adviser expects to invest in numerous publicly traded companies, representing a broad cross- section of U.S. and foreign technology companies.

Turner Global Top 40 Fund -- The Global Fund invests primarily (at least 65% of its assets) in common stocks of companies located in the U.S. and developed foreign markets, including most nations in western

Europe and the more developed nations in the Pacific Basin and Latin America, as well as in ADRs of those issuers. The Adviser selects areas for investment by continuously analyzing the U.S. market and a broad range of foreign markets in order to identify specific country opportunities and to assess the level of return and degree of risk that can be expected. Within countries, the Global Fund invests in companies located in a variety of industries and business sectors that it expects to experience rising earnings growth and to benefit from global economic trends or promising technologies or products. The Global Fund's portfolio will consist of a limited number of companies in a variety of market segments and countries throughout the world, and it will typically consist of 30-50 stocks representing Turner's best global investment ideas. The Global Fund generally does not attempt to hedge the effects of currency fluctuations on its investments on an on-going basis.

Certain securities of non-U.S. issuers purchased by the Global Fund will be listed on recognized foreign exchanges, but securities generally will be purchased in over-the-counter markets, on U.S.- registered exchanges, or in the form of sponsored or unsponsored ADRs traded on registered exchanges or NASDAQ, or sponsored or unsponsored European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") or Global Depositary Receipts ("GDRs"). The Global Fund expects its investments to emphasize large, intermediate and small capitalization companies.

The Global Fund may also invest in warrants and rights to purchase common stocks, convertible and preferred stocks, and securities of other investment companies. Although permitted to do so, the Global Fund does not currently intend to invest in securities issued by passive foreign investment companies or to engage in securities lending.

Turner B2B E-Commerce Fund -- The E-Commerce Fund invests primarily (at least 65% of its assets) in common stocks of companies that develop new business-to-business ("b2b") electronic commerce ("e-commerce") technologies and that may experience exceptional growth in sales and earnings driven by b2b e-commerce products and services. Stock selection will not be based on company size, but rather on an assessment of a company's fundamental prospects. The E-Commerce Fund's holdings will be concentrated in the b2b e-commerce sector, and will range from small companies developing new b2b e-commerce technologies to large, established firms with a history of developing and marketing such b2b e-commerce technologies. These companies may include companies that develop, produce or distribute products or services over the Internet or using other electronic means. B2b companies may also include infrastructure, security, payment, Internet access, networking, computer hardware and software, and communications companies that facilitate e- commerce between companies. The E-Commerce Fund will also invest in companies that finance b2b e-commerce companies.

The E-Commerce Fund may invest in warrants and rights to purchase common stocks, convertible and preferred stocks, stocks of foreign issuers, ADRs and shares of other investment companies.

The E-Commerce Fund invests in dynamic, publicly-traded b2b e-commerce companies. These emerging growth companies are typically in the early stages of a long-term development cycle. In many cases, these companies offer unique products, services or technologies and often serve special or expanding market niches. Because of their small size and less frequent trading activity, the small b2b e-commerce companies represented in the E-Commerce Fund's portfolio may be overlooked or not closely followed by investors. Accordingly, their prices may rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors appreciate the full extent of a company's underlying business potential. The Adviser will seek to capture these price increases. Most of the b2b e-commerce companies that the E-Commerce Fund will invest in will be located in the U.S.

The E-Commerce Fund's share price can move up and down significantly, even over short periods of time, due to the volatile nature of many b2b e-commerce stocks. To manage risk and improve liquidity, the Adviser expects to invest in numerous publicly traded companies, representing a broad cross-section of U.S. and foreign b2b e-commerce companies.

Turner Wireless & Communications Fund -- The Communications Fund invests primarily (at least 65% of its assets) in common stocks of telecommunications companies. Stock selection will not be based on company size, but rather on an assessment of a company's fundamental prospects. The Communications Fund's holdings will be concentrated in the telecommunications sector, and will range from small companies developing new telecommunications technologies to large, established firms with a history of developing and marketing such telecommunications technologies. These companies may include networking companies, land-based, satellite and wireless carriers, telecommunications equipment manufacturers, and other companies that provide telecommunications-related products and services.

The Communications Fund may invest in warrants and rights to purchase common stocks, convertible and preferred stocks, stocks of foreign issuers, ADRs and shares of other investment companies.

The Communications Fund invests in dynamic, publicly-traded telecommunications companies. These emerging growth companies are typically in the early stages of a long-term development cycle. In many cases, these companies offer unique products, services or technologies and often serve special or expanding market niches. Because of their small size and less frequent trading activity, the small telecommunications companies represented in the Communications Fund's portfolio may be overlooked or not closely followed by investors. Accordingly, their prices may rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors appreciate the full extent of a company's underlying business potential. The Adviser will seek to capture these price increases. Most of the telecommunications companies that the Communications Fund will invest in will be located in the U.S.

The Communications Fund's share price can move up and down significantly, even over short periods of time, due to the volatile nature of many telecommunications stocks. To manage risk and improve liquidity, the Adviser expects to invest in numerous publicly traded companies, representing a broad cross-section of U.S. and foreign telecommunications companies.


Turner Future Financial Services Fund -- The Future Financial Services Fund will invest substantially all (at least 80%) of its assets in common stocks and other equity securities of U.S. financial services companies, including banks, brokerage houses, insurance companies and investment advisory companies, that the Adviser believes have above average growth potential or that are undervalued. The Adviser also invests in financial services companies that it believes to be potential merger or acquisition targets. The Fund will concentrate in the fiancial services sector.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional capital gains tax liabilities.


Turner International Discovery Fund -- The International Discovery Fund invests primarily (at least 65% of its assets) in ADRs, common stocks and other equity securities of small and medium capitalization companies that have market capitalizations of less than $2 billion that are domiciled in at least three countries (other than the United States). The companies the Fund invests in will typically be located in developed foreign markets, including most nations in western Europe and the more developed nations in the Pacific Basin and Latin America, but the International Discovery Fund may invest up to 50% of its assets in issuers located in emerging market countries. The Adviser selects areas for investment by continuously analyzing a broad range of foreign markets in order to identify specific country opportunities and to assess the level of return and degree of risk that can be expected. Within countries, the Fund invests in small and medium capitalization companies located in a variety of industries and business sectors that the Adviser expects to benefit from global economic trends. The Fund will also invest in companies whose stock is attractively value based on historical measures such as price-to-earnings ratio or price-to-book value. The Adviser generally does not attempt to hedge the effects of currency fluctuations on the Fund's investments on an on-going basis.

Certain securities of non-U.S. issuers purchased by the International Discovery Fund will be listed on recognized foreign exchanges, but securities generally will be purchased in over-the-counter markets, on U.S.-registered exchanges, or in the form of sponsored or unsponsored ADRs traded on registered exchanges or NASDAQ, or sponsored or unsponsored EDRs, CDRs or GDRs. The International Discovery Fund expects its investments to emphasize large, intermediate and small capitalization companies.

The International Discovery Fund may also invest in warrants and rights to purchase common stocks, convertible and preferred stocks, and securities of other investment companies. In addition, the International Discovery Fund may invest in foreign government obligations, corporate bonds and debentures, and short-term instruments. Although permitted to do so, the International Discovery Fund does not currently intend to invest in securities issued by passive foreign investment companies or to engage in securities lending.

The International Discovery Fund defines an emerging market country as any country the economy and market of which the World Bank or the United Nations considers to be emerging or developing. The International Discovery Fund's advisers consider emerging market issuers to be companies the securities of which are principally traded in the capital markets of emerging market countries; that derive at least 50% of their total revenue from either goods produced or services rendered in emerging market countries, regardless of where the securities of such companies are principally traded; that are organized under the laws of and have a principal office in an emerging market country; or that are government issuers located in an emerging market country.

Turner International Opportunities Fund -- The International Opportunities Fund invests primarily (at least 65% of its assets) in ADRs and common stocks of companies that have market capitalizations of more than $1 billion and which are domiciled in at least three countries (other than the United States). The companies the Fund invests in will typically be located in developed foreign markets, including most nations in western Europe and the more developed nations in the Pacific Basin and Latin America, but the Fund may invest up to 30% of its assets in issuers located in emerging market countries. The Adviser selects areas for investment by continuously analyzing a broad range of foreign markets in order to identify specific country opportunities and to assess the level of return and degree of risk that can be expected. Within countries, the International Opportunities Fund invests in companies of various market capitalizations located in a variety of industries and business sectors that the Adviser expects to benefit from global economic trends. The International Opportunities Fund will also invest in companies whose stock is attractively value based on historical measures such as price-to-earnings ratio or price-to-book value. The Adviser generally does not attempt to hedge the effects of currency fluctuations on the International Opportunities Fund's investments on an on-going basis.

Certain securities of non-U.S. issuers purchased by the International Opportunities Fund will be listed on recognized foreign exchanges, but securities generally will be purchased in over-the- counter markets, on U.S.-registered exchanges, or in the form of sponsored or unsponsored ADRs traded on registered exchanges or NASDAQ, or sponsored or unsponsored EDRs, CDRs or GDRs. The International Opportunities Fund expects its investments to emphasize large, intermediate and small capitalization companies.

The International Opportunities Fund may also invest in warrants and rights to purchase common stocks, convertible and preferred stocks, and securities of other investment companies. In addition, the International Opportunities Fund may invest in foreign government obligations, corporate bonds and debentures, and short-term instruments. Although permitted to do so, the International Opportunities Fund does not currently intend to invest in securities issued by passive foreign investment companies or to engage in securities lending.

The International Opportunities Fund defines an emerging market country as any country the economy and market of which the World Bank or the United Nations considers to be emerging or developing. The International Opportunities Fund's advisers consider emerging market issuers to be companies the securities of which are principally traded in the capital markets of emerging market countries; that derive at least 50% of their total revenue from either goods produced or services rendered in emerging market countries, regardless of where the securities of such companies are principally traded; that are organized under the laws of and have a principal office in an emerging market country; or that are government issuers located in an emerging market country.


Turner Short Duration Government Funds - One Year Portfolio & Turner Short Duration Government Funds - Three Year Portfolio (together, the "Short Duration Funds") -- Under normal market conditions, each Short Duration Fund invests at least 65% of the value of its total assets in obligations either issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"). Certain of the obligations, including U.S. Treasury bills, notes and bonds and mortgage-related securities of the Government National Mortgage Association ("GNMA"), are issued or guaranteed by the U.S. Government. Other securities issued by U.S. Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, while others, such as those issued by Fannie Mae and the Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury.

The balance of each Short Duration Fund's assets may be invested in cash and high grade debt securities, shares of other investment companies, including privately issued mortgage-related securities and general obligation bonds and notes of various states and their political subdivisions, rated within the three highest grades assigned by Standard and Poor's Corporation ("S&P") (AAA, AA or A), Moody's Investor Services ("Moody's") (Aaa, Aa or A), or Fitch Investor Services, Inc. ("Fitch") (AAA, AA or A), or, if unrated by S&P, Moody's and/or Fitch, judged by the Adviser to be of comparable quality. A further description of S&P's, Moody's and Fitch's ratings is included in the Appendix to the Statement of Additional Information.

The relative proportions of the Short Duration Funds' net assets invested in the different types of permissible investments will vary from time to time depending upon the Adviser's assessment of the relative market value of the sectors in which the Short Duration Funds invest. In addition, the Short Duration Funds may purchase securities that are trading at a discount from par when the Adviser believes there is a potential for capital appreciation.

The Short Duration Funds may enter into forward commitments or purchase securities on a when issued basis, and may invest in variable or floating rate obligations.


Turner Core High Quality Fixed Income Fund--The Fixed Income Fund invests as fully as practicable (and, under normal conditions, at least 65% of its total assets) in a portfolio of fixed income securities of varying levels of quality and maturity, that, in the Adviser's opinion, are attractively priced in the market. To determine a security's fair market value, the Adviser will focus on the yield and credit quality of particular securities based upon third-party evaluations of quality as well as the Adviser's own research and analysis of the issuer. The Adviser will attempt to diversify the Fixed Income Fund's holdings across the yield curve by holding short, intermediate and long-term securities. Normally, the Fixed Income Fund will maintain a dollar-weighted average portfolio duration that approximates the average duration range of the Fixed Income Fund's benchmark index, the Lehman Brothers Aggregate Bond Index (currently 4.5 years). Duration is a measure of the expected life of a fixed income security on a cash flow basis.


For example, assuming a portfolio duration of eight years, an increase in interest rates of 1%, a parallel shift in the yield curve, and no change in the spread relationships among securities, the value of the portfolio would decline 8%. Using the same assumptions, if interest rates decrease 1%, the value of the portfolio would increase 8%. The Adviser considers duration an accurate measure of a security's expected life and sensitivity to interest rate changes. The Adviser may increase or decrease this average weighted duration when, in the Adviser's opinion, market conditions warrant.

The Fixed Income Fund will purchase the following types of securities if, at the time of purchase, such securities either have been classified as investment grade by a nationally recognized statistical rating organization ("NRSRO") or are determined by the Adviser to be of comparable quality: (i) obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities"); (ii) corporate bonds and debentures of U.S. and foreign issuers rated in one of the four highest rating categories; (iii) privately issued mortgage-backed securities rated in the highest rating category; (iv) asset-backed securities rated in the two highest rating categories; (v) receipts evidencing separately traded interest and principal component parts of U.S. Government obligations ("Receipts"); (vi) commercial paper rated in one of the two highest rating categories; (vii) obligations of U.S. commercial banks and savings and loan institutions that have net assets of at least $500 million as of the end of their most recent fiscal year ("bank obligations"); (viii) obligations issued or guaranteed by the government of Canada; (ix) obligations of supranational entities rated in one of the four highest rating categories; (x) loan participations; (xi) repurchase agreements involving any of the foregoing securities; and (xii) shares of other investment companies. Investment grade bonds include securities rated BBB by S&P or Baa by Moody's, which may be regarded as having speculative characteristics as to repayment of principal. If a security is downgraded to below investment grade, the Adviser will review the situation and take appropriate action. Securities rated below investment grade will not constitute more than 5% of the Fixed Income Fund's total assets.




General Investment Policies

Each Fund may purchase securities on a when-issued basis and borrow money.

Each Fund may enter into futures and options transactions.

Each Fund may invest up to 15% (10% for the Short Duration Funds) of its net assets in illiquid securities.


Each Fund, except the Select Growth, Midcap and Short Duration Funds, may purchase convertible securities.


Each Fund may enter into repurchase agreements.

Each Fund may purchase fixed income securities, including variable and floating rate instruments and zero coupon securities.

Each Fund may purchase Rule 144A securities and other restricted securities.

Each Fund may purchase obligations of supranational entities.

Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. Government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO, repurchase agreements involving the foregoing securities), shares of money market investment companies and cash.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

American Depositary Receipts ("ADRs")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.


Asset-Backed Securities

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Borrowing

The Funds may borrow money equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

Convertible Securities

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

Derivatives

Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), interest-only ("IOs") and principal-only ("POs"), when issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and separately traded registered interested and principal securities ("STRIPs"), privately issued stripped securities (e.g., TGRs, TRs, and CATs). See elsewhere in the "Description of Permitted Investments" for discussions of these various instruments.


Equity Securities

Equity securities include common stocks, preferred stocks, warrants, rights to acquire common or preferred stocks, and securities convertible into or exchangeable for common stocks. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which an equity Fund invests will cause the net asset value of the Fund to fluctuate. An investment in an equity Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

Fixed Income Securities

The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the investing Fund's net asset value.

Investment grade bonds include securities rated BBB by S&P or Baa by Moody's, which may be regarded as having speculative characteristics as to repayment of principal. If a security is downgraded, the Adviser will review the situation and take appropriate action.

Futures Contracts and Options on Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the Index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), as long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of a Fund's net assets and that such contracts do not exceed 15% of the Fund's net assets. A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return.

In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

Illiquid Securities

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with durations or maturities over seven days in length.

Investment Company Shares

Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition:
(1) the Fund owns more than 3% of the total voting stock of the other company;
(2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. See also "Investment Limitations."

Leveraging

Leveraging a Fund creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced. Because the Securities and Exchange Commission (the "SEC") staff believes both reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage, which is a speculative factor. The requirement that such transactions be fully collateralized by assets segregated by the Fund's Custodian does impose a practical limit on the leverage created by such transactions. The Adviser will not use leverage if as a result the effective duration of the portfolios of the Three Year Portfolio would not be comparable or less than that of a three-year U.S. Treasury note, respectively.

Lower-Rated Securities

Lower-rated securities are lower-rated bonds commonly referred to as "junk bonds" or high-yield securities. These securities are rated lower than Baa by Moody's and/or lower than BBB by S&P. The Funds may invest in securities rated in the lowest ratings categories established by Moody's or by S&P. These ratings indicate that the obligations are speculative and may be in default. In addition, the Funds may invest in unrated securities of comparable quality subject to the restrictions stated in the Funds' Prospectus.

Certain Risk Factors Relating to High-Yield, High-Risk Securities

The descriptions below are intended to supplement the discussion in the Prospectus.

Growth of High-Yield, High-Risk Bond Market

The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Funds' ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

Sensitivity to Interest Rate and Economic Changes

Lower rated bonds are somewhat sensitive to adverse economic changes and corporate developments. During an economic down turn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Funds may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield bonds and the Funds' net asset values.

Payment Expectations

High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Funds would have to replace the securities with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the Funds' assets. If the Funds experience significant unexpected net redemptions, this may force them to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Funds' rates of return.

Liquidity and Valuation

There may be little trading in the secondary market for particular bonds, which may affect adversely the Funds' ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

Taxes

The Funds may purchase debt securities (such as zero-coupon, pay-in-kind or other types of securities) that contain original issue discounts. Original issue discount that accrues in a taxable year is treated as earned by each Fund and therefore is subject to the distribution requirements of the tax code even though such Fund has not received any interest payments on such obligations during that period. Because the original issue discount earned by the Funds in a taxable year may not be represented by cash income, the Funds may have to dispose of other securities and use the proceeds to make distributions to shareholders.

Money Market Instruments

Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

Mortgage-Backed Securities

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed rate mortgages, graduated payment mortgages, adjustable rate mortgages, and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

GOVERNMENT PASS-THROUGH SECURITIES: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the GNMA, Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantee timely distributions of scheduled principal.

PRIVATE PASS-THROUGH SECURITIES: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

CMOs: CMOs are debt obligations of multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date.

REMICs: A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates.

STRIPPED MORTGAGE-BACKED SECURITIES("SMBs"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments, while the other class may receive all of the principal payments. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

Non-Diversification


The Top 20 and Select Growth Equity Funds are non-diversified companies, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means that a relatively high percentage of assets of each Fund may be invested in the obligations of a limited number of issuers. Although the Adviser or the Sub-Advisers generally do not intend to invest more than 5% of a Fund's assets in any single issuer (with the exception of securities which are issued or guaranteed by a national government), the value of the shares of each Fund may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Funds intend to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), which requires that each Fund be diversified (i.e., not invest more than 5% of its assets in the securities in any one issuer) as to 50% of its assets.

Obligations of Supranational Entities

Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.



Options

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over the counter. Over the counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non- performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Each Short Duration Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund's interest rate risks. There can be no assurance that hedging transactions will be successful. A Fund also could be exposed to risks if it could not close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations which, in general, are closely related to the effective duration of the securities which underlie them. Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Short Duration Fund's portfolio.

Risk Factors: Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Portfolio Turnover

An annual portfolio turnover rate in excess of 100% may result from the Adviser's investment strategy. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain.

Receipts

Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REITS

The Funds may invest in REITs, which pool investors' funds for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage

REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

Repurchase Agreements

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the Trust's Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

Reverse Dollar Roll Transactions

Each Short Duration Fund may enter into reverse dollar roll transactions, which involve a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price. Reverse dollar roll transactions are fully collateralized in a manner similar to loans of the Fund's portfolio securities.

Reverse Repurchase Agreement and Dollar Roll Transactions

A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A dollar roll transaction involves a sale by a Fund of an eligible security to a financial institution concurrently with an agreement by the Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price. Each Fund will fully collateralize its reverse repurchase agreements and dollar roll transactions in an amount at least equal to the Fund's obligations under the reverse repurchase agreement or dollar roll transaction by cash or other liquid securities that the Fund's custodian segregates from other Fund assets.

Rights

Rights give existing shareholders of a corporation the right, but not the obligation, to buy shares of the corporation at a given price, usually below the offering price, during a specified period.

Rule 144A Securities

Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the 1933 Act. Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Trust's Board of Trustees.

Securities Lending

In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. Government or its agencies equal to at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

Securities of Foreign Issuers

The Funds may invest in securities of foreign issuers with a strong U.S. trading presence and in sponsored and unsponsored ADRs. Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Moreover, investments in emerging market nations may be considered speculative, and there may be a greater potential for nationalization, expropriation or adverse diplomatic developments (including war) or other events which could adversely effect the economies of such countries or investments in such countries.

Short Sales

A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.

U.S. Government Agency Obligations

Certain Federal agencies, such as the GNMA, have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities).

U.S. Government Securities

U.S. Government Securities are bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. Treasury Obligations

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interested and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").

Variable and Floating Rate Instruments

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Warrants

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

When-Issued and Delayed Delivery Securities

When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.




Zero Coupon Securities

Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accredit. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

No Fund may:


1. (i) Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of each Fund's total assets and does not apply to the Select Growth Equity and Top 20 Funds.


2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. This limitation does not apply to the Technology Fund, the E-Commerce Fund or the Future Finacial Services Fund. It also does not apply to the Communications Fund, to the extent that the Communications Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than funds that are more diversified by industry.


3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. Each Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

Non-Fundamental Policies

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

2.   Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

6. Enter into futures contracts and options on futures contracts except as permitted by guidelines in the Funds' Statement of Additional Information.

The Communications Fund and the Technology Fund have investment policies that allow each Fund to concentrate investments in a particular industry.
To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, each Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than funds that are more diversified by industry.

In addition, each Fund will invest no more than 5% of its net assets in short sales, unregistered securities, futures contracts, options and investment company securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.

THE ADVISER

THE ADVISER


Turner Investment Partners, Inc., 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312, is a professional investment management firm founded in March, 1990. Robert E. Turner is the Chairman and controlling shareholder of the Adviser. As of December 31, 2000, the Adviser had discretionary management authority with respect to approximately $10.2 billion of assets. The Adviser has provided investment advisory services to investment companies since 1992.

Turner recently conducted a study to redefine the maximum asset capacity for its equity products. The criteria used in calculating the maximum asset capacity included the distribution of each product's holdings among the various market-capitalization segments, the distribution of economic sectors by market capitalization, the average daily dollar volume traded per market-capitalization segment and sector and the weighted average liquidity per product. As a result, Turner has redefined the maximum asset-capacity limits for its equity products as set forth in the prospectus.

The Adviser serves as the investment adviser for each Fund under an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers each Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.


The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any state in which the shares of the Fund are registered, the Adviser will bear the amount of such excess. The Adviser will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Code.

The continuance of the Advisory Agreement as to any Fund after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of that Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.


For the fiscal years ended September 30, 1998, 1999, and 2000 the Funds paid (waived) the following advisory fees and reimbursed the following expenses:


----------------------------------------------------------------------------------------------------------
                                     Advisory Fees Paid                           Advisory Fees
                                    (Expense Reinbursed)                        Waived/Reimbursed
----------------------------------------------------------------------------------------------------------
                             1998          1999          2000           1998           1999        2000
----------------------------------------------------------------------------------------------------------
Midcap Fund                $92,465      $521,612     $4,659,601        $42,799        $2,444         $0
----------------------------------------------------------------------------------------------------------
Small Cap Fund          $1,458,689    $1,940,749     $4,457,001       $226,626       $66,830       $13,074
----------------------------------------------------------------------------------------------------------
Micro Cap Fund             (97,006)     ($63,745)    $1,149,859        $16,354      $129,693      $101,915
----------------------------------------------------------------------------------------------------------
Select Growth Equity        *             *            ($20,904)        *             *            $27,165
Fund
----------------------------------------------------------------------------------------------------------
Top 20 Fund                 *             $7,100     $1,579,116         *            $18,763      $134,581
----------------------------------------------------------------------------------------------------------
Technology Fund             *            ($6,578)      $903,091         *            $18,844      $133,750
----------------------------------------------------------------------------------------------------------
Global Top 40 Fund          *             *             $11,785         *             *            $19,376
 ----------------------------------------------------------------------------------------------------------
B2B E-Commerce              *             *             ($7,892)        *             *            $28,412
Fund
----------------------------------------------------------------------------------------------------------
Wireless &                  *             *             $14,886         *             *            $25,248
Communications
Fund
----------------------------------------------------------------------------------------------------------
Future Financial            ($124,909)    ($82,818)     ($126,662)      $131,214      $89,640      $129,937
Services Fund
----------------------------------------------------------------------------------------------------------
International               *             *              *              *             *             *
Discovery Fund
----------------------------------------------------------------------------------------------------------
International               *             *              *              *             *             *
Opportunities Fund
----------------------------------------------------------------------------------------------------------
One Year Portfolio      Fiscal Year    ($116,124)      ($51,337)       Fiscal        $120,747     $114,705
                           Ended                                       Period
                          2/28/98                                      Ended
                         ($ 94,700)                                   9/30/98
                                                                      $ 96,226
----------------------------------------------------------------------------------------------------------
Three Year Portfolio    Fiscal Year    ($165,234)      ($40,159)       Fiscal        $215,908     $111,583
                           Ended                                       Period
                          2/28/98                                      Ended
                         ($117,540)                                   9/30/98
                                                                     $ 137,596
----------------------------------------------------------------------------------------------------------
Fixed Income Fund           *           ($15,843)      ($60,063)        *            $28,164       $58,586
----------------------------------------------------------------------------------------------------------


* Not in operation during the period.


As described in the prospectus, the Top 20, Technology, Global, E-Commerce, Communications and Future Financial Services Funds are subject to base investment advisory fees that may be adjusted if a Fund out- or under-performs a stated benchmark. Set forth below is information about the advisory fee arrangements of these Funds:


--------------------------------------------------------------------------------------------------------------------
Fund                  Benchmark            Required              Base Advisory       Highest            Lowest
                                           Excess                Fee                 Possible           Possible
                                           Performance                               Advisory Fee       Advisory Fee
--------------------------------------------------------------------------------------------------------------------
Top 20 Fund           S&P 500 Index           +/- 2.5%               1.10%               1.50%                0.70%
--------------------------------------------------------------------------------------------------------------------
Technology            PSE                     +/- 2.0%               1.10%               1.50%                0.70%
Fund                  Technology
                      Index
--------------------------------------------------------------------------------------------------------------------
Global Top 40         MSCI EAFE               +/- 2.0%               1.00%               1.30%                0.70%
Fund                  Index
--------------------------------------------------------------------------------------------------------------------
B2B E-                PSE                     +/- 2.5%               1.10%               1.50%                0.70%
Commerce Fund         Technology
                      Index
--------------------------------------------------------------------------------------------------------------------
Wireless &            PSE                     +/- 2.5%               1.10%               1.50%                0.70%
Communications        Technology
Fund                  Index
--------------------------------------------------------------------------------------------------------------------
Future Financial      S&P Financials          +/- 3.0%               1.00%               1.25%                0.75%
Services Fund         Index
--------------------------------------------------------------------------------------------------------------------

The performance adjustment works as follows: If the Top 20 Fund, for example, outperforms the S&P 500 Index by more than 2.5%, Turner's advisory fees will increase from 1.10% to 1.50%. If, however, the Fund underperforms its benchmark by 2.5%, Turner's advisory fees would go down to 0.70%. These performance-based fees will only be charged once a Fund has been in operation for at least one year, and will comply with all applicable SEC rules.





THE ADMINISTRATOR


The Trust and SEI Investments Mutual Funds Services (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of four (4) years after the effective date of the agreement and shall continue in effect for successive periods of one (1) year unless terminated by either party on not less than 90 days' prior written notice to the other party.


The continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meting called for the purpose of voting on such approval. The Administration

Agreement is terminable at any time as to any Fund without penalty by the Trustees of the Trust, by a vote of a majority of the outstanding shares of the Fund or by the Manager on not less than 30 days' nor more than 60 days' written notice.


The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds including, but without limitation: The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, ARK Funds, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., First Omaha Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Funds, iShares, Inc., iShares Trust, Johnson Family Funds, Inc., Millenium Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, Pitcairn Funds,SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II.

For the fiscal years ended September 30, 1998, 1999, and 2000 the Funds paid the following administrative fees (net of waivers):

--------------------------------------------------------------------------------
                                           Administrative Fees Paid
                            ----------------------------------------------------
                                   1998              1999               2000
--------------------------------------------------------------------------------
Midcap Fund                      $46,823           $70,403            $364,969
--------------------------------------------------------------------------------
Small Cap Fund                   $181,597          $175,795           $268,171
--------------------------------------------------------------------------------
Micro Cap Fund                   $42,470           $68,309             $85,037
--------------------------------------------------------------------------------
Select Growth Equity Fund           *                 *                $7,583
--------------------------------------------------------------------------------
Top 20 Fund                         *               $6,411             $79,785
--------------------------------------------------------------------------------
Technology Fund                     *               $6,411             $60,007
--------------------------------------------------------------------------------
Global Top 40 Fund                  *                 *                $6,500
--------------------------------------------------------------------------------
B2B E-Commerce Fund                 *                 *                $6,500
--------------------------------------------------------------------------------
Wireless &                          *                 *                $6,500
Communications Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Future Financial Services        $35,209(1)         $67,440           $65,000
Fund
--------------------------------------------------------------------------------
International Discovery              *                 *                 *
Fund
--------------------------------------------------------------------------------
International Opportunities          *                 *                 *
Fund
--------------------------------------------------------------------------------
One Year Portfolio             Fiscal Period        $16,902           $65,000
                               Ended 9/30/98
                                    $510
--------------------------------------------------------------------------------
Three Year Portfolio           Fiscal Period        $46,462           $65,000
                               Ended 9/30/98
                                   $6,418
--------------------------------------------------------------------------------
Fixed Income Fund                    *               $6,411           $55,250
--------------------------------------------------------------------------------

* Not in operation during the period.

(1) Commenced operations on October 20, 1997.



DISTRIBUTION AND SHAREHOLDER SERVICES

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to shares of the Funds. The Distributor receives no compensation for distribution of shares of the Funds.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Short Duration Funds have adopted a shareholder service plan for Shares (the "Class II Service Plan") under which firms, including the Distributor, that provide shareholder and administrative services may receive compensation therefore. Under the Class II Service Plan, the Distributor may provide those services itself, or may enter into arrangements under which third parties provide such services and are compensated by the Distributor. Under such arrangements, the Distributor may retain as profit any difference between the fee it receives and the amount it pays such third parties. In addition, the Funds may enter into such arrangements directly. Under the Class II Service Plan, the Distributor is entitled to receive a fee at an annual rate of up to 0.25% of each Fund's average daily net assets attributable to Class II Shares that are subject to the arrangement in return for provision of a broad range of shareholder and administrative services, including: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided for investments; changing dividend options; account designations and addresses; providing sub- accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments.

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. In addition, the Investment Adviser, Sub-Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the Securities and Exchange Commission, and are available to the public.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Trust pays the fees for unaffiliated Trustees.


The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers to one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


ROBERT E. TURNER (DOB 11/26/56) - Trustee* - Chairman and Chief Investment Officer of Turner Investment Partners, Inc. ("Turner"), since 1990.

RICHARD A. HOCKER (DOB 07/21/46) - Trustee* - CEO and Chairman of the Board of Covenant Bank, 1988-1997. Director of Bedminister Bioconversion Corporation (technology company), since 1988. Chief Investment Officer and Senior Vice President of Penn Capital Management Co., Inc., since 1987.

MICHAEL E. JONES (DOB 12/24/54) - Trustee* - Senior Vice President, Investment Adviser and Portfolio Manager with Clover Capital Management Inc., since 1984. Principal of CCM Securities Inc.

ALFRED C. SALVATO (DOB 01/09/58) - Trustee** - Treasurer, Thomas Jefferson University Health Care Pension Fund, since 1995, and Assistant Treasurer, 1988-1995.

JANET F. SANSONE (DOB 08/11/45) - Trustee** - Self-employed, Consultant since 1999. Senior Vice President of Human Resources of Frontier Corporation (telecommunications company), (1993-1999).


JOHN T. WHOLIHAN (DOB 12/12/37) - Trustee** - Professor, Loyola Marymount University, since 1984.

STEPHEN J. KNEELEY (DOB 02/09/63) - President and Chief Executive Officer - Chief Operating Officer of Turner, since 1990.

JANET RADER ROTE (DOB 08/24/60) - Vice President and Assistant Secretary - Director of Compliance of Turner, since 1992.




TODD B. CIPPERMAN (DOB 02/14/66) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI, the administrator and distributor since 1995. Associate, Dewey Ballantine, 1994-1995. Associate, Winston and Strawn, 1991-1994.




ROBERT DELLACROCE (DOB 12/17/63) - Controller and Chief Accounting Officer - Director, Funds Administration and Accounting of SEI since 1994. Senior Audit Manager, Arthur Andersen LLP (accounting company), 1986-1994.

LYDIA A. GAVALIS (DOB 06/05/64) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Manager and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.


WILLIAM E. ZITELLI, JR. (DOB 6/14/68) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group (1998 - 2000). Associate at Pepper Hamilton LLP (1997-1998). Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (1994- 1997).

TIMOTHY D. BARTO (DOB 3/28/68) - Vice President and Assistant Secretary - Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Adviser, Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads (1997-1999). Associate at Richter, Miller & Finn (1994-1997).

CHRISTINE M. MCCULLOUGH (DOB 12/2/60) - Vice President and Assistant Secretary-Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Adviser, Administrator, and Distributor since December 1999. Associate at White and Williams LLP (1991-1999). Associate at Montgomery, McCracken, Walker & Rhoads (1990-1991).

TONI C. NEFF (DOB 04/15/68) - Vice President and Assistant Secretary- Compliance Officer for Turner since March 2000. Analyst for the Penn Mutual Life Insurance Co. (October 1999-January 2000). Compliance Officer for Capital Analysts Inc. (February 1999-October 1999). Securities Industry

Examiner, NASD Regulation (September 1997-February 1999). Law Clerk at Bealsy, Casey & Erbstein (October 1996-September 1997).

BRIAN M. FERKO (DOB 05/6/71) - Vice President & Assistant Secretary - Product Manager for the Turner Funds since 1997. Relationship Manager, SEI Investments (1995-1997). Registered Representative for the Distributor since 1995.


JAMES W. JENNINGS (DOB 01/15/37) - Secretary - Partner, Morgan, Lewis & Bockius LLP, counsel to the Trust, Turner, the Administrator and Distributor.

JOHN H. GRADY, JR. (DOB 06/01/61) - Assistant Secretary - Partner, Morgan, Lewis & Bockius LLP, counsel to the Trust, Turner, the Administrator and the Distributor.


JAMES N'DIAYE (DOB 09/11/66) - Assistant Secretary - Associate, Morgan, Lewis & Bockius LLP since May 2000. Assistant General Counsel, ING Group (1999-2000). Senior Counsel, Dreyfus Corporation (1997-1999). Assistant General Counsel, Prudential Securities (1994-1997).

The following table exhibits Trustee compensation for the fiscal year ended September 30, 2000.

--------------------------------------------------------------------------------------------------------------------
                                    Aggregate            Pension or         Estimated      Total Compensation From
                                Compensation From        Retirement           Annual         Registrant and Fund
     Name of Person,           Registrant for the     Benefits Accrued       Benefits      Complex Paid to Trustees
        Position                Fiscal Year Ended      as Part of Fund         Upon       for the Fiscal Year Ended
                               September 30, 1999         Expenses          Retirement        September 30, 1999
--------------------------------------------------------------------------------------------------------------------
Robert Turner*                         $0                    N/A               N/A          $0 for service on two
                                                                                                    Boards
--------------------------------------------------------------------------------------------------------------------
Richard A. Hocker*                     $0                    N/A               N/A          $0 for service on one
                                                                                                    Board
--------------------------------------------------------------------------------------------------------------------
Michael E. Jones*                      $0                    N/A               N/A          $0 for service on one
                                                                                                    Board
--------------------------------------------------------------------------------------------------------------------
Alfred C. Salvato**                  $8,000                  N/A               N/A          $14,000 for service on
                                                                                                  two Boards
--------------------------------------------------------------------------------------------------------------------
Janet F. Sansone**                   $8,000                  N/A               N/A        $9,775 for service on one
                                                                                                    Board
--------------------------------------------------------------------------------------------------------------------
John T. Wholihan**                   $8,000                  N/A               N/A          $10,538 for service on
                                                                                                  one Board
--------------------------------------------------------------------------------------------------------------------


* Messrs. Robert Turner, Richard Hocker and Michael Jones are Trustees who may be deemed to be "interested persons" of the Trust as the term is defined in the 1940 Act. The Trust pays fees only to the Trustees who are not interested persons of the Trust. Compensation of Officers and interested persons of the Trust is paid by the adviser or the manager.

** Member of the Audit Committee.

The Trustees and Officers of the Trust own less than 1% of the outstanding shares of the Trust.

COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Trust may advertise yield and total return of the Funds. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd + 1)6 - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.


Based on the foregoing, the 30-day yield for the Funds for the 30-day period ended September 30, 2000 were as follows:

    -----------------------------------------------------------------------
           Fund                          Class                 30-Day Yield
    -----------------------------------------------------------------------
    Midcap Fund                         Class I                   0.00%
    -----------------------------------------------------------------------
    Small Cap Fund                      Class I                   0.00%
    -----------------------------------------------------------------------
    Micro Cap Fund                      Class I                   0.00%
    -----------------------------------------------------------------------
    Select Growth Equity Fund           Class I                   0.00%
    -----------------------------------------------------------------------
    Top 20 Fund                         Class I                   0.00%
    -----------------------------------------------------------------------
    Technology Fund                     Class I                   0.00%
    -----------------------------------------------------------------------
    Global Top 40 Fund                  Class I                   0.00%
    -----------------------------------------------------------------------
    B2B E-Commerce Fund                 Class I                   0.00%
    -----------------------------------------------------------------------
    Wireless & Communications           Class I                   0.00%
    Fund
    -----------------------------------------------------------------------
    Future Financial Services Fund      Class I                   0.00%
    -----------------------------------------------------------------------
    One Year Portfolio                  Class I                   4.41%
    -----------------------------------------------------------------------
    One Year Portfolio                  Class II                  4.24%
    -----------------------------------------------------------------------
    Three Year Portfolio                Class I                   4.91%
    -----------------------------------------------------------------------
    Three Year Portfolio                Class II                  4.68%
    -----------------------------------------------------------------------
    Fixed Income Fund                   Class I                   6.05%
    -----------------------------------------------------------------------


*Not in operation during the period.

The total return of a Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.


Based on the foregoing, the average annual total return for the Funds from inception through September 30, 2000, and for the one and five year periods ended September 30, 2000, were as follows:

-------------------------------------------------------------------------------------------------
                                                         Average Annual Total Return
                                         --------------------------------------------------------
                            Class             One Year           Five Year        Since Inception
-------------------------------------------------------------------------------------------------
Midcap Fund                Class I             97.35%                *                 51.64%
-------------------------------------------------------------------------------------------------
Small Cap Fund             Class I             56.07%              29.69%              30.66%
-------------------------------------------------------------------------------------------------
Micro Cap Fund             Class I             129.02%               *                 83.61%
-------------------------------------------------------------------------------------------------
Select Growth Equity       Class I                *                  *                (1.90)%**
Fund
-------------------------------------------------------------------------------------------------
Top 20 Fund                Class I             98.58%                *                 126.27%
-------------------------------------------------------------------------------------------------
Technology Fund            Class I             149.35%               *                 172.50%
-------------------------------------------------------------------------------------------------
Global Top 40 Fund         Class I                *                  *                (6.30)%**
-------------------------------------------------------------------------------------------------
B2B E-Commerce             Class I                *                  *                25.20%**
Fund
-------------------------------------------------------------------------------------------------
Wireless &                 Class I                *                  *                18.20%**
Communications
Fund
-------------------------------------------------------------------------------------------------
Future Financial           Class I             12.86%                *                  9.89%
Services Fund
-------------------------------------------------------------------------------------------------
International              Class I                *                  *                    *
Discovery Fund
-------------------------------------------------------------------------------------------------
International              Class I                *                  *                    *
Opportunities Fund
-------------------------------------------------------------------------------------------------
One Year Portfolio         Class I              6.34%              6.22%                6.12%
-------------------------------------------------------------------------------------------------
One Year Portfolio         Class II             6.00%                *                  5.51%
-------------------------------------------------------------------------------------------------
Three Year Portfolio       Class I              6.00%              6.00%                6.01%
-------------------------------------------------------------------------------------------------
Three Year Portfolio       Class II             5.92%                *                  8.21%
-------------------------------------------------------------------------------------------------
Fixed Income Fund          Class I              6.97%                *                  5.93%
-------------------------------------------------------------------------------------------------


*Not in operation during the period.

**These returns have not been annualized.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through DST, 330 West 9th Street, Kansas City, Missouri 64105, (the "Transfer Agent") on days when the New York Stock Exchange is open for business. Currently, the weekdays on which the Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in- kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued by the Administrator. The Administrator may use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. However, the pricing service may use a matrix system to determine valuations of fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing service and its valuation are reviewed by the officers of the Trust under the general supervision of the Trustees.

If there is no readily ascertainable market value for a security, the Administrator will make a good faith determination as to the "fair value" of the security.

Some Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Trust would receive if it sold the instrument.

TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

Federal Income Tax

The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not discussed in the Funds' Prospectus. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Funds or their shareholders and the discussion here and in the Funds' Prospectus is not intended as a substitute for careful tax planning.

The discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which requires only that the Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Funds will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. Long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates.

In certain cases, a Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to that Fund that such shareholder is not subject to backup withholding.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, and such distributions may generally be eligible for the corporate dividends-received deduction.

Funds may, in certain circumstances involving tax-free reorganizations, accept securities that are appropriate investments as payment for Fund shares (an "In-Kind Purchase"). An In-Kind Purchase may result in adverse tax consequences under certain circumstances to either the investors transferring securities for shares (an "In-Kind Investors") or to investors who acquire shares of the Fund after a transfer ("new shareholders"). As a result of an In-Kind Purchase, the Funds may acquire securities that have appreciated in value or depreciated in value from the date they were acquired. If appreciated securities were to be sold after an In-Kind Purchase, the amount of the gain would be taxable to new shareholders as well as to In-Kind Investors. The effect of this for new shareholders would be to tax them on a distribution that represents a return of the purchase price of their shares rather than an increase in the value of their investment. The effect on In-Kind Investors would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Funds acquire securities having an unrealized capital loss. In that case, In-Kind Investors will be unable to utilize the loss to offset gains, but, because an In-Kind Purchase will not result in any gains, the inability of In-Kind Investors to utilize unrealized losses will have no immediate tax effect. For new shareholders, to the extent that unrealized losses are realized by the Funds, new shareholders may benefit by any reduction in net tax liability attributable to the losses. The Adviser cannot predict whether securities acquired in any In-Kind Purchase will have unrealized gains or losses on the date of the In-Kind Purchase. Consistent with its duties as investment adviser, the Adviser will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Funds.

The Funds may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

State Taxes

No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

PORTFOLIO TRANSACTIONS

The Adviser is authorized to select brokers and dealers to effect securities transactions for the Funds. The Adviser will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Adviser seeks to select brokers or dealers that offer a Fund best price and execution or other services which are of benefit to the Fund.

The Adviser may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, a Fund or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising that Fund.

It is expected that the Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Trust and the Distributor expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Because no Fund markets its shares through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend a Fund's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.


For the fiscal years ended September 30, 1998, 1999, and 2000 the Funds' portfolio turnover rates were as follows:



--------------------------------------------------------------------------------------------------------------
                                                                 Portfolio Turnover Rate
                                       -----------------------------------------------------------------------
                                             1998                         1999                         2000
--------------------------------------------------------------------------------------------------------------
Midcap Fund                                 304.29%                      290.79%                      306.97%
--------------------------------------------------------------------------------------------------------------
Small Cap Fund                              167.73%                      223.61%                      203.01%
--------------------------------------------------------------------------------------------------------------
Micro Cap Fund                              128.53%                      239.32%                      179.08%
--------------------------------------------------------------------------------------------------------------
Select Growth Equity Fund                      *                            *                         128.14%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Top 20 Fund                                    *                         369.11%                     1590.94%
--------------------------------------------------------------------------------------------------------------
Technology Fund                                *                         317.32%                     1340.92%
--------------------------------------------------------------------------------------------------------------
Global Top 40 Fund                             *                            *                         285.98%
--------------------------------------------------------------------------------------------------------------
B2B E-Commerce Fund                            *                            *                         83.02%
--------------------------------------------------------------------------------------------------------------
Wireless & Communications                      *                            *                         89.66%
Fund
--------------------------------------------------------------------------------------------------------------
Future Financial Services                   21.19%                       96.98%                       49.67%
Fund
--------------------------------------------------------------------------------------------------------------
International Discovery Fund                   *                            *                            *
--------------------------------------------------------------------------------------------------------------
International Opportunities                    *                            *                            *
Fund
--------------------------------------------------------------------------------------------------------------
One Year Portfolio -                 For the Fiscal Period               154.33%                      294.54%
  Class I Shares                         Ended 9/30/98
                                            96.56%
--------------------------------------------------------------------------------------------------------------
One Year Portfolio -                        96.56%                       154.33%                      294.54%
  Class II Shares
--------------------------------------------------------------------------------------------------------------
Three Year Portfolio -               For the Fiscal Period               257.98%                      223.73%
  Class I Shares                         Ended 9/30/98
                                            121.63%
--------------------------------------------------------------------------------------------------------------
Three Year Portfolio -                         *                         257.98%                      223.73%
  Class II Shares
--------------------------------------------------------------------------------------------------------------
Fixed Income Fund                              *                         39.70%                       183.50%
--------------------------------------------------------------------------------------------------------------

* Not in operation during the period.
Amounts designated as "--" are either $0 or have been rounded to $0.


The brokerage commissions paid for each Fund for the fiscal years ended September 30, 1998, 1999, and 2000 were as follows:

--------------------------------------------------------------------------------
                            Total Dollar Amount of Brokerage Commissions Paid
                       ---------------------------------------------------------
                             1998                  1999                 2000
--------------------------------------------------------------------------------
Midcap Fund                $123,834              $352,280            $1,619,820
--------------------------------------------------------------------------------
Small Cap Fund             $465,825              $546,802             $758,336
--------------------------------------------------------------------------------
Micro Cap Fund              $6,974               $36,683              $251,590
--------------------------------------------------------------------------------
Select Growth Equity           *                    *                  $7,191
Fund
--------------------------------------------------------------------------------
Top 20 Fund                    *                 $57,574             $2,157,028
--------------------------------------------------------------------------------
Technology Fund                *                 $13,527              $463,984
--------------------------------------------------------------------------------
Global Top 40 Fund             *                    *                  $44,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
B2B E-Commerce Fund            *                    *                  $3,870
--------------------------------------------------------------------------------
Wireless &                     *                    *                  $8,607
Communications Fund
--------------------------------------------------------------------------------
Future Financial Services   $3,187                $1,784                $719
Fund
--------------------------------------------------------------------------------
International Discovery        *                    *                     *
Fund
--------------------------------------------------------------------------------
International Opportunities    *                    *                     *
Fund
--------------------------------------------------------------------------------
One Year Portfolio            N/A                  $69                   $0
--------------------------------------------------------------------------------
Three Year Portfolio          N/A                  $141                  $0
--------------------------------------------------------------------------------
Fixed Income Fund              *                   $64                   $0
--------------------------------------------------------------------------------
*Not in operation during the period.

The total amount of securities of each Broker/Dealer held by each Fund for the fiscal year ended September 30, 2000 were as follows:

=======================================================================================================================
                                                            Total Amount of
                                  Name of                   Securities Held by Each
Fund                              Broker/Dealer             Fund                          Type of Security
----                              -------------             -----------------------       ----------------
-----------------------------------------------------------------------------------------------------------------------
Midcap Growth Fund                        JP Morgan                  $53,649,402          Repurchase Agreement
-----------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                     JP Morgan                  $18,564,667          Repurchase Agreement
-----------------------------------------------------------------------------------------------------------------------
Micro Cap Growth Fund                     JP Morgan                  $7,497,054           Repurchase Agreement
=======================================================================================================================
Select Growth Equity Fund         Morgan Stanley Dean                  $25,415            Repurchase Agreement
                                  Witter
=======================================================================================================================
Top 20 Fund                               JP Morgan                  $7,097,754           Repurchase Agreement
=======================================================================================================================
B2B E-Commerce Fund                       JP Morgan                   $422,245            Repurchase Agreement
=======================================================================================================================
Wireless & Communications                 JP Morgan                  $1,051,558           Repurchase Agreement
Fund
=======================================================================================================================
Future Financial Services             American Express                 $9,113             Common Stock
Fund
=======================================================================================================================
                                          Citigroup                    $21,463            Common Stock
=======================================================================================================================
                                         Legg Mason                    $7,847             Common Stock
=======================================================================================================================
                                      Neuberger Berman                 $18,450            Common Stock
=======================================================================================================================
Short Duration Government                 JP Morgan                  $8,372,862           Repurchase Agreement
Funds - One Year Portfolio
=======================================================================================================================


-----------------------------------------------------------------------------------------------------------------------
Short Duration Government         Morgan Stanley Dean                 $457,414            Repurchase Agreement
Funds - Three Year Portfolio      Witter
=======================================================================================================================
Core High Quality Fixed           Morgan Stanley Dean                 $579,272            Repurchase Agreement
Income Fund                       Witter
=======================================================================================================================


VOTING

Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Voting rights are not cumulative. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust's Prospectuses or Statements of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (1) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio, after taking into account additional distribution and shareholder servicing expenses attributable to the Class II Shares. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

5% SHAREHOLDERS


As of January 16, 2001, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Portfolios. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers.

                                                                                                  Percentage
                                      Name and Address                           Number of        of Fund's
        Fund                         of Beneficial Owner                           Shares           Shares
-------------------------------------------------------------------------------------------------------------
Turner Midcap Growth             Charles Schwab & Co., Inc.                   15,603,397.7870       49.20%
Fund                             Attn Mutual Funds/ Team S
                                 4500 Cherry Creek Dr S Fl 3
                                 Denver, CO 80209

Turner Small Cap                 Charles Schwab & Co., Inc.                    7,856,818.4640       52.73%
Growth Fund                      Attn Mutual Funds/Team S
                                 4500 Cherry Creek  Dr S Fl 3
                                 Denver, CO 80209


                                 Southern California Edison Stock                904,811.2890       6.07%
                                 Savings Plan by State Street Bank
                                 401(k) Plan
                                 P.O. Box 1992
                                 Boston, MA 02105-1992

Turner Micro Cap                 Charles Schwab & Co., Inc.                    2,316,429.0460       51.49%
Growth Fund                      Attn Mutual Funds/Team S
                                 4500 Cherry Creek  Dr S Fl 3
                                 Denver, CO 80209

Turner Select Growth             Connecticut General Life Ins. Co.             6,616,805.2810       88.71%
 Equity Fund                     Attn Hector Flores H19B
                                 280 Trumbull St
                                 Hartford, CT 06103-3509

                                 The Church Foundation                           474,383.3020       6.36%
                                 200 Newport Avenue Ext
                                 North Quincy MA 02171-2102

Turner Top 20 Fund               Charles Schwab & Co., Inc.                    3,640,147.9260       32.91%
                                 Attn Mutual Funds/Team S
                                 4500 Cherry Creek  Dr S Fl 3
                                 Denver, CO 80209

                                 First Union National Bank                       904,765.6430        8.18%
                                 FBO IBEH98 PE TIP Fund
                                 A/C #1541000707
                                 1525 West WT Harris Blvd CMG-1151
                                 Charlotte, NC 28262-8522

Turner Technology Fund           Charles Schwab & Co., Inc.                    2,349,379.0270       38.31%
                                 Attn Mutual Funds/Team S
                                 4500 Cherry Creek  Dr S Fl 3
                                 Denver, CO 80209

                                 National Investors Services Corp                348,089.6440        5.68%
                                 FBBO Our Customers
                                 55 Water Street Fl 32
                                 New York, NY 10041-3299

Turner Global Top 40             Mark D. Turner                                  537,518.0710       39.17%
Fund                             1235 Westlakes Drive Suite 350
                                 Berwyn, PA 19312-2414

                                 Charles Schwab & Co., Inc.                      186,411.7290       13.58%
                                 Attn Mutual Funds/Team S
                                 4500 Cherry Creek  Dr S Fl 3
                                 Denver, CO 80209


                                 Robert Turner Jr Tr                             150,000.0000       10.93%
                                 U/A 12/22/1994
                                 Robert Turner Jr. Trust
                                 9 Horeshoe Ln
                                 Paoli, PA 19031-1909

                                 Robert E. & Carolyn W. Turner                    75,000.0000        5.47%
                                 Foundation
                                 9 Horeshoe Ln
                                 Paoli, PA 19301-1909

Turner B2B E-                    Charles Schwab & Co., Inc.                      263,717.6730       25.45%
Commerce Fund                    Attn Mutual Funds/Team S
                                 4500 Cherry Creek  Dr S Fl 3
                                 Denver, CO 80209

                                 National Investors Services Corp                176,443.9540       17.03%
                                 FBBO Our Customers
                                 55 Water Street Fl 32
                                 New York, NY 10041-3299

                                 Robert Turner Jr Tr                               56,000.000        5.40%
                                 U/A 12/22/1994
                                 Robert Turner Jr. Trust
                                 9 Horeshoe Ln
                                 Paoli, PA 19031-1909

Turner Wireless &                Charles Schwab & Co., Inc.                      487,601.4530       23.37%
Communications Fund              Attn Mutual Funds/Team S
                                 4500 Cherry Creek  Dr S Fl 3
                                 Denver, CO 80209

                                 National Investors Services Corp                426,095.8030       20.42%
                                 FBBO Our Customers
                                 55 Water Street Fl 32
                                 New York, NY 10041-3299

Turner Future Financial          Charles Schwab & Co., Inc.                       14,185.9980       37.36%
Services Fund                    Attn Mutual Funds/Team S
                                 4500 Cherry Creek  Dr S Fl 3
                                 Denver, CO 80209

                                 Penn Capital Management Company,                 11,967.6420       31.51%
                                 Inc.
                                 457 Haddonfield Road, Suite 210
                                 Cherry Hill, NJ 08002-2223

                                 Rafik Gabriel                                     5,764.7610       15.18%
                                 6423 Deep Dell PL
                                 Los Angeles, CA 90068


                                 Wendel & Co.                                     4,664.8240        12.28%
                                 FBO #725000
                                 P.O. Box 1066
                                 Wall Street Station
                                 New York, NY 10268-1066

Turner Short Duration            Charles Schwab & Co.                         1,857,156.2000        78.84%
Government Funds - One           101 Montgomery Street
Year Portfolio Class I           San Francisco, CA 94104-4122

                                 FTC & Co.                                      221,305.5640         9.39%
                                 Attn Datalynx - House Account
                                 P.O. Box 173736
                                 Denver, CO 80217-3736

Turner Short Duration            NFSC FBBO # 379-503940                          81,287.1710        11.34%
Government Funds-One             K Montague D.B. Hales Jay E. Jens
Year Portfolio-Class II          K Montague/D Hales/ Jensen ITS
                                 U/A 12/15/93
                                 P.O. Box 30810
                                 Salt Lake City, UT 84130-0810

                                 NFSC FBBO #379-503196                           77,630.2620        10.83%
                                 Curt Brambled Brent Hale
                                 K Montague/D Hales/Jensen ITS
                                 U/A 12/15/93
                                 P.O. Box 30810
                                 Salt Lake City UT 84130-0810

                                 NFSC FBBO #379-527793                           60,810.0810         8.48%
                                 BN Bastian Foundation
                                 Bruce Bastian/Brent Erkelens
                                 U/A 02/19/1999
                                 51 W. Center St #755
                                 Orem UT 84057-4605

                                 NFSC FBBO # 379-070386                          57,800.4760         8.06%
                                 BSA Utah National Parks Council
                                 250 W 500 N
                                 Provo, UT 84601-2819

Turner Short Duration            Security Trust Company Customers             1,986,667.4590        43.50%
Government Funds-                Sheet Metal Workers Annuity Local #19
Three Year Portfolio-            2390 E. Camelback Road Suite 240
Class I                          Phoenix, AZ 85016-3434


                                 Bryn Mawr                                       915,407.4000       20.04%
                                 Attn Jerry Berenson
                                 101 N. Merion Avenue
                                 Bryn Mawr, PA 19010-2899

                                 Turner Investment Partners                      897,372.3660       19.65%
                                 FBO Teamsters Local #837
                                 Attn Bob Gunning
                                 12275 Townsend Road
                                 Philadelphia, PA 19154-1204

                                 Charles Schwab & Co.                            479,396.1250       10.50%
                                 101 Montgomery St
                                 San Francisco, CA 94104-4122

Turner Short Duration            NFSC FBBO #379-503196                           107,966.8340       12.67%
Government Funds-                Curt Brambled Brent Hale
Three Year Portfolio-            K Montague/D Hales/Jensen ITS
Class II                         U/A 12/15/93
                                 P.O. Box 30810
                                 Salt Lake City UT 84130-0810

                                 NFSC FBBO # 379-503940                          102,450.7820       12.02%
                                 K Montague D.B. Hales Jay E. Jens
                                 K Montague/D Hales/ Jensen ITS
                                 U/A 12/15/93
                                 P.O. Box 30810
                                 Salt Lake City, UT 84130-0810

                                 NFSC FBBO #379-527793                           70,832.1830        8.31%
                                 BN Bastian Foundation
                                 Bruce Bastian/Brent Erkelens
                                 U/A 02/19/1999
                                 51 W. Center St #755
                                 Orem UT 84057-4605

Turner Core High                 Miller Johnson & Kubhn Inc.                     747,175.3580       53.40%
Quality Fixed Income             FBO Mico Profit Sharing Plan
Fund                             5500 Wayzata Blvd Suite 800
                                 Minneapolis, MN 55416-1228

                                 Oxford Foundation Inc.                          241,076.2840       17.23%
                                 125D Lancaster Ave
                                 Strasburg, PA 17579-9606

                                 H.E.R.E International Union                     227,183.8920       16.24%
                                 Local 54 Pension Fund
                                 408 Layfette Bldg Fifth & Chestnut
                                 C/O William J. Kirkwood
                                 Philadelphia, PA 19106

                                 Saxon & Co.                                     126,864.9800       9.07%
                                 FBO 20-35-002-3401861
                                 P.O. Box 7780-1888
                                 Philadelphia, PA 19182-0001

CUSTODIAN

First Union National Bank, Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.


EXPERTS

The financial statements incorporated by reference into this Statement of Additional Information and the Financial Highlights included in the prospectuses have been audited by Ernst & Young LLP, 2001 Market Street, Philadelphia, Pennsylvania 19103, independent auditors, as indicated by their report, with respect thereto, and are included herein in reliance on their report given on their authority as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

FINANCIAL STATEMENTS


The Trust's financial statements for the fiscal year ended September 30, 2000, including notes thereto and the report of Ernst & Young LLP thereon, are herein incorporated by reference. A copy of the 2000 Annual Report must accompany the delivery of this Statement of Additional Information.

APPENDIX

The following descriptions are summaries of published ratings.

DESCRIPTION OF CORPORATE BOND RATINGS

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds rated BBB by S&P are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Debt rated Baa by Moody's is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Fitch uses plus and minus signs with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category. Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Bonds rated AAA by Duff are judged by Duff to be of the highest credit quality, with negligible risk factors being only slightly more than for risk-free U.S. Treasury debt. Bonds rated AA by Duff are judged by Duff to be of high credit quality with strong protection factors and risk that is modest but that may vary slightly from time to time because of economic conditions. Bonds rated A by Duff are judged by Duff to have average but adequate protection factors. However, risk factors are more variable and greater in periods of economic stress. Bonds rated BBB by Duff are judged by Duff as having below average protection factors but still considered sufficient for prudent investment, with considerable variability in risk during economic cycles.

Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly. Obligations for which there is a low expectation on investment risk are rated A by IBCA. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk. Obligations for which there is currently a low expectation of investment risk are rated BBB by IBCA. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1, 1 +, and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a satisfactory degree of safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

F-1+ (Exceptionally Strong) is the highest commercial paper rating Fitch assigns; paper rated F- 1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Very Strong) reflects an assurance of timely payment only slightly less in degree than paper rated F-1+. The rating F-2 (Good) reflects a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues rated F-1+ or F-1.

The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by good fundamental protection factors. Risk factors are minor. Duff has incorporated gradations of 1+ and 1-to assist investors in recognizing quality differences within this highest tier. Paper rated Duff-1+ has the highest certainty of timely payment, with outstanding short-term liquidity and safety just below risk-free U.S. Treasury short-term obligations. Paper rated Duff-1- has high certainty of timely payment with strong liquidity factors which are supported by good fundamental protection factors. Risk factors are very small. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets (although ongoing funding may enlarge total financing requirements) and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1, the highest rating by IBCA, indicates that the obligation is supported by a strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2, the second highest rating, are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                                    TIP FUNDS

                                     Funds:
                           CLOVER SMALL CAP VALUE FUND
                            CLOVER EQUITY VALUE FUND
                            CLOVER MAX CAP VALUE FUND
                            CLOVER FIXED INCOME FUND

                               Investment Adviser:
                         CLOVER CAPITAL MANAGEMENT, INC.


This Statement of Additional Information is not a prospectus and relates only to the Clover Small Cap Value Fund (the "Small Cap Value Fund"), Clover Equity Value Fund (the "Equity Value Fund"), Clover Max Cap Value Fund (the "Max Cap Value Fund"), and Clover Fixed Income Fund (the "Fixed Income Fund") (each a "Fund" and, together, the "Funds"). It is intended to provide additional information regarding the activities and operations of the TIP Funds (the "Trust") and should be read in conjunction with the Funds' Prospectus dated January 31, 2001. The Prospectus may be obtained without charge by calling 1-800-224-6312.


                                TABLE OF CONTENTS


THE TRUST ................................................................S-2
INVESTMENT OBJECTIVES.....................................................S-2
INVESTMENT POLICIES.......................................................S-2
DESCRIPTION OF PERMITTED INVESTMENTS......................................S-6
INVESTMENT LIMITATIONS...................................................S-18
THE ADVISER..............................................................S-21
THE ADMINISTRATOR........................................................S-22
THE DISTRIBUTOR..........................................................S-23
TRUSTEES AND OFFICERS OF THE TRUST.......................................S-23
COMPUTATION OF YIELD AND TOTAL RETURN....................................S-26
PURCHASE AND REDEMPTION OF SHARES........................................S-28
DETERMINATION OF NET ASSET VALUE.........................................S-28
TAXES    ................................................................S-29
PORTFOLIO TRANSACTIONS...................................................S-31
DESCRIPTION OF SHARES....................................................S-34
SHAREHOLDER LIABILITY....................................................S-35
LIMITATION OF TRUSTEES' LIABILITY........................................S-35
5% SHAREHOLDERS..........................................................S-35
CUSTODIAN................................................................S-38
EXPERTS  ................................................................S-38
FINANCIAL STATEMENTS.....................................................S-38
APPENDIX .................................................................A-1

January 31, 2001

THE TRUST


This Statement of Additional Information relates only to the Clover Small Cap Value Fund (the "Small Cap Value Fund"), Clover Equity Value Fund (the "Equity Value Fund"), Clover Max Cap Value Fund (the "Max Cap Value Fund"), and Clover Fixed Income Fund (the "Fixed Income Fund") (each a "Fund" and, together, the "Funds"). Each Fund is a separate series of the TIP Funds (the "Trust"), a diversified, open-end management investment company established as a Massachusetts business trust under a Declaration of Trust dated January 26, 1996, as amended on February 21, 1997. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of shares of beneficial interest ("shares"). Each portfolio is a separate mutual fund, and each share of each portfolio represents an equal proportionate interest in that portfolio. The Trust also offers shares in the Turner Midcap Growth Fund, Turner Small Cap Growth Fund, Turner Micro Cap Growth Fund, Turner Select Growth Equity Fund, Turner Top 20 Fund, Turner Technology Fund, Turner Global Top 40 Fund, Turner B2B E-Commerce Fund, Turner Wireless & Communications Fund, Turner International Discovery Fund, Turner International Opportunities Fund, Turner Short Duration Government Funds-One Year Portfolio, Turner Short Duration Government Funds-Three Year Portfolio, Turner Core High Quality Fixed Income Fund, Penn Capital Strategic High Yield Bond Fund, and Penn Capital Value Plus Fund. Capitalized terms not defined herein are defined in the Prospectus offering shares of the Funds.


INVESTMENT OBJECTIVES

Small Cap Value Fund -- The Small Cap Value Fund seeks long-term total return.

Equity Value Fund -- The Equity Value Fund seeks long-term total return.

Max Cap Value Fund -- The Max Cap Value Fund seeks long-term total return.

Fixed Income Fund -- The Fixed Income Fund seeks a high level of income consistent with reasonable risk to capital.

There can be no assurance that any Fund will achieve its investment objective.

INVESTMENT POLICIES

Small Cap Value Fund


Under normal market conditions, the Small Cap Value Fund invests at least 75% and up to 100% of its total assets in a diversified portfolio of equity securities of U.S. issuers that have market capitalizations of $750 million or less at the time of purchase, including common stocks, warrants and rights to subscribe to common stocks, equity interests issued by real estate investment trusts ("REITs"), and both debt securities and preferred stocks convertible into common stocks. The Small Cap Value Fund may invest in such convertible debt securities without regard to their term or rating and may, from time to time, invest in corporate debt securities rated below investment grade, i.e., rated lower than BBB by Standard & Poors Corporation ("S&P"), Baa by Moody's Investors Service Inc. ("Moody's"), or unrated securities of comparable quality as determined by Clover Capital Management, Inc. (the "Adviser").

The Adviser employs database screening techniques to search the universe of domestic public companies for stocks trading in the bottom 20% of valuation parameters such as stock price-to- book value, price-to-cash flow, price-to-earnings and price-to-sales. From these stocks the Adviser selects a diversified group of securities for investment by utilizing additional screening and selection strategies to identify the companies that the Adviser believes are more financially stable. In addition, the Fund may include holdings in issuers that may not have been identified during the initial screening process but that the Adviser has identified using its value-oriented fundamental research techniques. In addition, the Fund may invest up to 10% of its net assets in American Depositary Receipts ("ADRs").


All of the equity securities (including ADRs) in which the Fund invests are traded on registered exchanges or the over-the-counter market in the United States or Canada.

Any remaining assets may be invested in (i) the equity securities described above of U.S. issuers that have market capitalizations exceeding $750 million at the time of purchase, and (ii) Money Market Instruments.

Equity Value Fund

The Equity Value Fund will invest primarily in equity securities that the Adviser believes to be undervalued relative to the market or their historic valuation. The Adviser uses several valuation criteria to determine if a security is undervalued, including price-to-earnings ratios, price-to-cash flow ratios, price-to-sales ratios, and price-to-book value ratios. In addition, the Adviser examines "hidden values" that are not obvious in a company's financial reports, focusing on finding the current asset values or current transfer values of assets held by the company.

Under normal market conditions, the Equity Value Fund invests at least 70% and up to 100% of its net assets in a diversified portfolio of equity securities, including common stocks, both debt securities and preferred stocks convertible into common stocks, and ADRs (up to 20% of the Equity Value Fund's net assets). In addition to these equity securities, the Fund may also invest up to 5% of its net assets in each of warrants and rights to purchase common stocks, and up to 10% of its net assets in REITs. Assets of the Fund not invested in the equity securities described above may be invested in non-convertible fixed income securities and Money Market Instruments as described below.

All of the equity securities (including ADRs) in which the Fund invests are traded on registered exchanges or the over-the-counter market in the United States or Canada.

During periods when, or under circumstances where, the Adviser believes that the return on such securities may equal or exceed the return on equity securities, the Fund may invest up to 25% of its net assets in non-convertible fixed income securities consisting of corporate debt securities and obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. The Fund may invest in such securities without regard to their term or rating and may, from time to time, invest in corporate debt securities rated below investment grade, i.e., rated lower than BBB by S&P and/or Baa by Moody's, or unrated securities of comparable quality as determined by the Adviser.

Under normal circumstances, up to 30% of the Equity Value Fund's assets may be invested in Money Market Instruments in order to maintain liquidity, or if the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise reasonably available for purchase.

Max Cap Value Fund

The Max Cap Value Fund invests primarily in large-capitalization equities with low valuations based on measures such as price-to-book value and price-to-cash flow. The Adviser will attempt to acquire securities that have attractive dividend yields relative to the market average and/or their own trading history.

The Max Cap Value Fund invests at least 75% of its assets in a diversified portfolio chosen from the 500 largest capitalization equities (generally over $10 billion) where the stock price is low relative to book value and cash flow as compared to the average large capitalization stock. The Adviser evaluates these large-capitalization domestic companies and searches for stocks valued in the lowest third based on price to book value and price to cash flow. From these candidates, the companies with adequate financial strength and higher dividend yields are chosen for investment. The Adviser may also choose stocks whose primary attractive feature is a current dividend yield which is high relative to the stocks' historic yield range.

Up to 25% of the Max Cap Value Fund's assets may be invested in attractively-valued companies whose market capitalizations fall below the top 500 (i.e., below $5 billion). In addition, up to 10% of the Fund may be invested in ADRs whose market capitalizations fall among the top 100 in available ADRs.

During periods when, or under circumstances where, the Adviser believes that the return on non- convertible fixed income securities may equal or exceed the return on equity securities, the Fund may invest up to 25% of its net assets in non-convertible fixed income securities consisting of corporate debt securities and obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. The Fund may invest in such securities without regard to their term or rating and may, from time to time, invest in corporate debt securities rated below investment grade, i.e., rated lower than BBB by S&P and/or Baa by Moody's or in unrated securities of comparable quality as determined by the Adviser. Such high- yield, high-risk securities are also known as "junk bonds." The Fund's exposure to junk bonds, including convertible securities rated below investment grade, will not exceed 25% of its total assets.


Under normal circumstances, up to 25% of the Max Cap Value Fund's assets may be invested in the Money Market Instruments described below in order to maintain liquidity, or if the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise reasonably available for purchase. For temporary defensive purposes during periods when the Adviser determines that market conditions warrant, the Fund may invest up to 100% of its assets in Money Market Instruments and in cash.

Fixed Income Fund

Under normal market conditions, the Fixed Income Fund invests at least 70% of its net assets in the following fixed income securities: (i) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"); (ii) corporate bonds and debentures rated in one of the four highest rating categories; and (iii) mortgage-backed securities that are collateralized mortgage obligations ("CMOs") or real estate mortgage investment conduits ("REMICs") rated in one of the two highest rating categories. The Fund will invest in such corporate bonds and debentures, CMOs or REMICs only if, at the time of purchase, the security either has the requisite rating from S&P or Moody's or is unrated but of comparable quality as determined by the Adviser. Governmental private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

The Fund may invest its remaining assets in the following securities: (i) Money Market Instruments, (ii) asset-backed securities rated A or higher by S&P or Moody's; (iii) debt securities rated below investment grade, but not lower than B- by S&P or B3 by Moody's, or if unrated, determined by the Adviser to be of comparable quality at the time of purchase (up to 15% of the Fund's net assets, including downgraded securities); (iv) debt securities convertible into common stocks (up to 10% of the Fund's net assets); (v) U.S. dollar denominated fixed income securities issued by foreign corporations or issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; and (vi) U.S. dollar denominated obligations of supranational entities traded in the United States. For additional information on corporate bond ratings, see the Appendix.

The relative proportions of the Fund's net assets invested in the different types of permissible investments will vary from time to time depending upon the Adviser's assessment of the relative market value of the sectors in which the Fund invests. In addition, the Fund may purchase securities that are trading at a discount from par when the Adviser believes there is a potential for capital appreciation. The Adviser does not seek to achieve the Fund's investment objective by forecasting changes in the interest rate environment.

In the event any security owned by the Fund is downgraded below the rating categories set forth above, the Adviser will review the situation and determine whether to retain or dispose of the security.

The Fund may enter into forward commitments or purchase securities on a when-issued basis, and may invest in variable or floating rate obligations.

The Fund expects to maintain a dollar-weighted average portfolio maturity of five to ten years.

General Investment Policies

Each Fund may purchase securities on a when-issued basis.

Each Fund may enter into futures and options transactions.

Each Fund may invest up to 15% of its net assets in illiquid securities.

Each Fund may purchase convertible securities.

Each Fund may borrow money.

Each Fund may enter into Repurchase Agreements.

The Small Cap Value, Equity Value and Max Cap Value Funds may invest in shares of other investment companies.

For temporary defensive purposes during periods when the Adviser determines that market conditions warrant, each Fund may invest up to 100% of its assets in Money Market Instruments and in cash.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS


American Depositary Receipts ("ADRs")


ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

Asset-Backed Securities

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass- through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset- backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of card holders.

Convertible Securities

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock particularly when the value of the underlying stock moves toward the conversion ratio. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

Derivatives


Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., CMOs, REMICs, interest-only ("IO"s) and principal-only ("PO"s)), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and separately traded registered interested and principal securities ( "STRIPS")), privately issued stripped securities (e.g., TGRs, TRs, and CATs). See elsewhere in the "Description of Permitted Investments" for discussions of these various instruments.


Equity Securities

Equity securities include common stocks, preferred stocks, warrants, rights to acquire common or preferred stocks, and securities convertible into or exchangeable for common stocks. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which an equity Fund invests will cause the net asset value of the Fund to fluctuate. An investment in an equity Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

Fixed Income Securities

The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the investing Fund's net asset value.

Investment grade bonds include securities rated BBB by S&P or Baa by Moody's, which may be regarded as having speculative characteristics as to repayment of principal. If a security is downgraded, the Adviser will review the situation and take appropriate action.

Foreign Securities

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of these taxes will reduce the income received from the securities comprising the portfolio.

Futures Contracts and Options on Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the Index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.


There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.


A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), as long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of a Fund's net assets. A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return.


In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

Illiquid Securities

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities over seven days in length.

Investment Company Shares

Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or
(3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. See also "Investment Limitations."

Junk Bonds


Bonds rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth. The market for these securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit a Fund's ability to sell such securities at their market value. In addition, the market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks imposed by a particular security.


Money Market Instruments

Money Market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed rate mortgages, graduated payment mortgages, adjustable rate mortgages, and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

GOVERNMENT PASS-THROUGH SECURITIES: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

PRIVATE PASS-THROUGH SECURITIES: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include CMOs and REMICs that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.


CMOs: CMOs are debt obligations of multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.


REMICs: REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.

PARALLEL PAY SECURITIES; PAC BONDS: Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBs"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an IO, while the other class may receive all of the principal payments and is thus termed the principal-only class PO. The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

ADDITIONAL RISK FACTORS: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

Obligations of Supranational Agencies

The Fixed Income Fund may purchase obligations of supranational agencies. Currently, the Fund only intends to invest in obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and Nordic Investment Bank.

Options


A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.


A Fund may purchase put and call options to protect against a decline in the market of the securities in its portfolio or to anticipate an increase in the market of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefore. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing its yield and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.


A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange- traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the Securities and Exchange Commission (the "SEC") that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian consisting of cash or liquid, high-grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.


A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on securities or indices must be covered. When a Fund writes an option on an index or a security, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Risk Factors: Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Portfolio Turnover

An annual portfolio turnover rate in excess of 100% may result from the Adviser's investment strategy. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain.

REITS

The Funds may invest in REITs, which pool investors' funds for investment in income-producing commercial real estate or real-estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.


A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self- liquidations. In addition, the performance of a REIT may be affected by its failure to qualify to pass-through income to its shareholders or unitholders under the Internal Revenue Code of 1986, as amended (the "Code") or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended (the "1940 Act").


Repurchase Agreements

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed- upon price (including principal and interest) on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the Trust's Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

Securities of Foreign Issuers

The Fixed Income Fund may invest in U.S. dollar-denominated fixed income securities of foreign issuers which are traded in the United States. In addition, the Equity Value Fund may invest in ADRs and securities issued by issuers located in Canada. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

U.S. Government Agency Obligations

Certain Federal agencies, such as the GNMA, have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities).

U.S. Government Securities

U.S. Government Securities are bills, notes and bonds issued by the U.S. Government are securities backed by the full faith and credit of the United States.

U.S. Treasury Obligations

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately- traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS and Coupon Under Book Entry Safekeeping ("CUBES") are some types of U.S. Treasury Securities.

Variable or Floating-Rate Instruments

The Fixed Income Fund may invest in variable- or floating-rate instruments which may involve a demand feature and may include variable-amount master demand notes which may or may not be backed by bank letters of credit. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable-amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the Adviser, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fixed Income Fund. The Adviser will monitor on an ongoing basis the earnings power, cash flow and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Warrants

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

When-Issued and Delayed-Delivery Securities

When-issued or delayed-delivery securities are subject to market fluctuations due to changes in market interest rates, and it is possible that the market at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.




Zero Coupon Securities

Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accrued. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations (and those set forth in the Prospectus) are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

No Fund may:

1. (i) Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of each Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. A Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities (as defined in the 1940 Act)) except as permitted by rule, regulation or order of the SEC.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

Non-Fundamental Policies

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

2.   Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

In addition, each Fund will invest no more than 5% of its net assets in short sales, unregistered securities, futures contracts, options and investment company securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.

THE ADVISER


Clover Capital Management, Inc. (the "Adviser"), 11 Tobey Village Office Park, Pittsford, New York 14534, is a professional investment management firm founded in 1984 by Michael Edward Jones, CFA, and Geoffrey Harold Rosenberger, CFA, who are Managing Directors of the Adviser and who control all of the Adviser's outstanding voting stock. As of December 31, 2000 the Adviser had discretionary management authority with respect to approximately $1.2 billion of assets. In addition to advising the Funds, the Adviser provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates.


The Adviser serves as each Fund's investment adviser under an investment advisory agreement (the "Advisory Agreement") with the Fund. Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers each Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Fund.

The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any state in which the shares of the Fund are registered, the Adviser will bear the amount of such excess. The Adviser will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

The continuance of the Advisory Agreement as to any Fund after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of that Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.


For the fiscal period ended September 30, 1998, 1999 and 2000, the Funds paid (waived) the following advisory fees:


------------------------------------------------------------------------------------------------------------------
                                      Advisory Fees Paid (Waived)                   Advisory Fees Reimbursed
                            --------------------------------------------------------------------------------------
        Fund                      1998            1999          2000           1998           1999           2000
        ----                      ----            ----          ----           ----           ----           ----
------------------------------------------------------------------------------------------------------------------
Small Cap Value  Fund            $67,667        $83,625       $204,041        $71,495       $51,187        $17,161
------------------------------------------------------------------------------------------------------------------
Equity  Value Fund              $840,958       $567,313       $367,838        $25,280            $0         $5,529
------------------------------------------------------------------------------------------------------------------
Max Cap Value Fund             ($121,203)      $(60,991)      ($30,146)        $9,208       $79,514        $93,066
------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                $62,671        $78,440        $56,995        $68,554       $72,100        $90,186
------------------------------------------------------------------------------------------------------------------






THE ADMINISTRATOR


The Trust and SEI Investments Mutual Funds Services (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three (3) years after the effective date of the agreement and shall continue in effect for successive periods of one (1) year unless terminated by either party on not less than 90 days' prior written notice to the other party.


The continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement is terminable at any time as to any Fund without penalty by the Trustees of the Trust, by a vote of a majority of the outstanding shares of the Fund or by the Manager on not less than 30 days' nor more than 60 days' written notice.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the

Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds including, but without limitation: The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, ARK Funds, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, CNI Charter Funds, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., First Omaha Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Funds, iShares, Inc., iShares Trust, Johnson Family Funds, Inc., Millenium Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, Pitcairn Funds, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II.

For the fiscal period ended September 30, 1998, 1999 and 2000, the Funds paid the following administrative fees:

--------------------------------------------------------------------------------
                                          Administrative Fees Paid
                           -----------------------------------------------------
         Fund                    1998                1999                2000
                                 ----                ----                ----
--------------------------------------------------------------------------------
Small Cap Value  Fund           $75,000            $67,459             $65,000
--------------------------------------------------------------------------------
Equity  Value Fund             $132,060            $77,230             $65,000
--------------------------------------------------------------------------------
Max Cap Value Fund              $68,013            $67,459             $65,000
--------------------------------------------------------------------------------
Fixed Income Fund               $75,000            $67,499             $65,000
--------------------------------------------------------------------------------





THE DISTRIBUTOR

CCM Securities, Inc. (the "Distributor"), a wholly-owned subsidiary of Clover Capital Management, and the Trust are parties to a distribution agreement (the "Distribution Agreement"). The Distributor receives no compensation for distribution of shares of the Funds.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor or by the Trust, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Trust pays the fees for unaffiliated Trustees.


The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers to one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

ROBERT E. TURNER (DOB 11/26/56) - Trustee* - Chairman and Chief Investment Officer of Turner Investment Partners, Inc. ("Turner"), since 1990.

RICHARD A. HOCKER (DOB 07/21/46) - Trustee* - CEO and Chairman of the Board of Covenant Bank, 1988-1997. Director of Bedminister Bioconversion Corporation (technology company), since 1988. Chief Investment Officer and Senior Vice President of Penn Capital Management Co., Inc., since 1987.

MICHAEL E. JONES (DOB 12/24/54) - Trustee* - President, Investment Adviser and Portfolio Manager with Clover Capital Management Inc., since 1984. Principal of CCM Securities Inc.


ALFRED C. SALVATO (DOB 01/09/58) - Trustee** - Treasurer, Thomas Jefferson University Health Care Pension Fund, since 1995, and Assistant Treasurer, 1988-1995.


JANET F. SANSONE (DOB 08/11/45) - Trustee** - Self-employed, Consultant since 1999. Senior Vice President of Human Resources of Frontier Corporation (telecommunications company), (1993-1999).


JOHN T. WHOLIHAN (DOB 12/12/37) - Trustee** - Professor, Loyola Marymount University, since 1984.


STEPHEN J. KNEELEY (DOB 02/09/63) - President and Chief Executive Officer - Chief Operating Officer of Turner, since 1990.

JANET RADER ROTE (DOB 08/24/60) - Vice President and Assistant Secretary - Director of Compliance of Turner, since 1992.


TODD B. CIPPERMAN (DOB 02/14/66) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI, the Administrator since 1995. Associate, Dewey Ballantine, 1994-1995. Associate, Winston and Strawn, 1991-1994.





ROBERT DELLACROCE (DOB 12/17/63) - Controller and Chief Accounting Officer - Director, Funds Administration and Accounting of SEI since 1994. Senior Audit Manager, Arthur Andersen LLP (accounting company), 1986-1994.


LYDIA A. GAVALIS (DOB 06/05/64) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Administrator since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.


WILLIAM E. ZITELLI, JR. (DOB 6/14/68) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Administrator since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group (1998 - 2000). Associate at Pepper Hamilton LLP (1997-1998). Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (1994-1997).

TIMOTHY D. BARTO (DOB 3/28/68) - Vice President and Assistant Secretary - Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator since December 1999. Associate at Dechert Price & Rhoads (1997-1999). Associate at Richter, Miller & Finn (1994-1997).

CHRISTINE M. MCCULLOUGH (DOB 12/2/60) - Vice President and Assistant Secretary-Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator since December 1999. Associate at White and Williams LLP (1991-1999). Associate at Montgomery, McCracken, Walker & Rhoads (1990-1991).

TONI C. NEFF (DOB 04/15/68) - Vice President and Assistant Secretary- Compliance Officer for Turner since March 2000. Analyst for the Penn Mutual Life Insurance Co. (October 1999- January 2000). Compliance Officer for Capital Analysts Inc. (February 1999-October 1999). Securities Industry Examiner, NASD Regulation (September 1997-February 1999). Law Clerk at Bealsy, Casey & Erbstein (October 1996-September 1997).

BRIAN M. FERKO (DOB 05/6/71) - Vice President & Assistant Secretary - Product Manager for the Turner Funds since 1997. Relationship Manager, SEI Investments (1995-1997). Registered Representative for the Administrator since 1995.

JAMES W. JENNINGS (DOB 01/15/37) - Secretary - Partner, Morgan, Lewis & Bockius LLP, counsel to the Trust, Turner and the Administrator.

JOHN H. GRADY, JR. (DOB 06/01/61) - Assistant Secretary - 1701 Market Street, Philadelphia, Pennsylvania 19103, Partner, Morgan, Lewis & Bockius LLP, counsel to the Trust, Turner, and the Administrator.

JAMES N'DIAYE (DOB 09/11/66) - Assistant Secretary - 1701 Market Street, Philadelphia, Pennsylvania 19103, Associate, Morgan, Lewis & Bockius LLP since May 2000. Assistant General Counsel, ING Group (1999-2000). Senior Counsel, Dreyfus Corporation (1997-1999). Assistant General Counsel, Prudential Securities (1994-1997).

The following table exhibits Trustee compensation for the fiscal year ended September 30, 2000.

--------------------------------------------------------------------------------------------------------------------
Name of Person,               Aggregate               Pension or             Estimated           Total
---------------               ---------               ----------             ---------           -----
Position                      Compensation            Retirement             Annual Benefits     Compensation
--------                      ------------            ----------             ---------------     ------------
                              From Registrant         Benefits Accrued       Upon Retirement     From Registrant
                              ---------------         ----------------       ---------------     ---------------
                              for the Fiscal Year     as Part of Fund                            and Fund Complex
                              -------------------     ---------------                            ----------------
                              Ended September         Expenses                                   Paid to Trustees
                              ---------------         --------                                   ----------------
                              30, 1999                                                           for the Fiscal Year
                              --------                                                           -------------------
                                                                                                 Ended September
                                                                                                 30, 1999
--------------------------------------------------------------------------------------------------------------------
Robert Turner*                        $0                      N/A                   N/A           $0 for service on
                                                                                                      two Boards
--------------------------------------------------------------------------------------------------------------------
Richard A. Hocker*                    $0                      N/A                   N/A           $0 for service on
                                                                                                      one Board
--------------------------------------------------------------------------------------------------------------------
Michael E. Jones*                     $0                      N/A                   N/A           $0 for service on
                                                                                                      one Board
--------------------------------------------------------------------------------------------------------------------
Alfred C. Salvato**                 $8,000                    N/A                   N/A          $14,000 for service
                                                                                                    on two Boards
--------------------------------------------------------------------------------------------------------------------
Janet F. Sansone**                  $8,000                    N/A                   N/A           $9,775 for service
                                                                                                     on one Board
--------------------------------------------------------------------------------------------------------------------
John T. Wholihan**                  $8,000                    N/A                   N/A          $10,538 for service
                                                                                                     on one Board
--------------------------------------------------------------------------------------------------------------------


* Messrs. Robert Turner, Richard Hocker and Michael Jones are Trustees who may be deemed to be "interested persons" of the Trust as the term is defined in the 1940 Act. The Trust pays fees only to the Trustees who are not interested persons of the Trust. Compensation of Officers and interested persons of the Trust is paid by the adviser or the manager.

** Member of the Audit Committee.

The Trustees and Officers of the Trust own less than 1% of the outstanding shares of the Trust.

COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Trust may advertise yield and total return of the Funds. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30- day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd + 1)6 - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.


Based on the foregoing, the 30-day yield for the Funds for the 30-day period ended September 30, 2000 were as follows:

          ---------------------------------------------------
                    Fund                   30-Day Yield
                    ----                   ------------
          ---------------------------------------------------
          Small Cap Value Fund                  0.15%
          ---------------------------------------------------
          Equity Value Fund                     0.41%
          ---------------------------------------------------
          Max Cap Value Fund                    0.68%
          ---------------------------------------------------
          Fixed Income Fund                     6.09%
          ---------------------------------------------------


The total return of a Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable , as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.


Based on the foregoing, the average annual total return for the Funds from inception through September 30, 2000, and for the one and five year periods ended September 30, 2000, were as follows:

--------------------------------------------------------------------------------
                                       Average Annual Total Return
                                       ---------------------------
                            ----------------------------------------------------
         Fund                 One Year          Five Year        Since Inception
         ----                 --------          ---------        ---------------
--------------------------------------------------------------------------------
Small Cap Value Fund           29.59%               *                 16.45%
--------------------------------------------------------------------------------
Equity Value Fund              13.67%             9.75%               12.64%
--------------------------------------------------------------------------------
Max Cap Value Fund             19.84%               *                 12.59%
--------------------------------------------------------------------------------
Fixed Income Fund              7.21%              6.21%                7.07%
--------------------------------------------------------------------------------


* Not in operation for this period.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Transfer Agent on days when the New York Stock Exchange is open for business. Currently, the weekdays on which the Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in- kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued by the Administrator. The Administrator may use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. However, the pricing service may use a matrix system to determine valuations of fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Trust would receive if it sold the instrument.

Some Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.


If there is no readily ascertainable market value for a security, the Administrator will make a good faith determination as to the "fair value" of the security.


TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

Federal Income Tax

The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.


In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and
(iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which requires only that the Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), each Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.


The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gains, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.


Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. Long-term capital gains are currently taxed at a maximum rate of 20%, and short-term capital gains are currently taxed at ordinary income tax rates.


The Funds will inform you of the amount of your distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year a Fund may designate and distribute to you as ordinary income a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

In certain cases, a Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to that Fund that such shareholder is not subject to backup withholding.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, and such distributions will generally be eligible for the corporate dividends-received deduction.


Funds may, in certain circumstances involving tax-free reorganizations, accept securities that are appropriate investments as payment for Fund shares (an "In-Kind Purchase"). An In-Kind Purchase may result in adverse tax consequences under certain circumstances to either the investors transferring securities for shares (an "In-Kind Investors") or to investors who acquire shares of the Fund after a transfer ("new shareholders"). As a result of an In-Kind Purchase, the Funds may acquire securities that have appreciated in value or depreciated in value from the date they were acquired. If appreciated securities were to be sold after an In-Kind Purchase, the amount of the gain would be taxable to new shareholders as well as to In-Kind Investors. The effect of this for new shareholders would be to tax them on a distribution that represents a return of the purchase price of their shares rather than an increase in the value of their investment. The effect on In-Kind Investors would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Funds acquire securities having an unrealized capital loss. In that case, In-Kind Investors will be unable to utilize the loss to offset gains, but, because an In-Kind Purchase will not result in any gains, the inability of In-Kind Investors to utilize unrealized losses will have no immediate tax effect. For new shareholders, to the extent that unrealized losses are realized by the Funds, new shareholders may benefit by any reduction in net tax liability attributable to the losses. The Adviser cannot predict whether securities acquired in any In-Kind Purchase will have unrealized gains or losses on the date of the In-Kind Purchase, or whether such losses may be utilized under the Code. Consistent with its duties as investment adviser, the Adviser will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Funds.

The Funds may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.


State Taxes


No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.


PORTFOLIO TRANSACTIONS

The Adviser is authorized to select brokers and dealers to effect securities transactions for the Funds. The Adviser will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Adviser seeks to select brokers or dealers that offer a Fund best price and execution or other services which are of benefit to the Fund.

The money market instruments in which the Funds invest are traded primarily in the over-the- counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Funds will primarily consist of dealer spreads and underwriting commissions.

The Adviser may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, a Fund or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising that Fund.

Although it is not expected that the Funds will do so, the Funds may execute brokerage or other agency transactions through the Distributor, which, although a registered broker-dealer, is limited to the sale of shares of mutual funds, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, an affiliated distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Trust and an affiliated distributor expressly permitting the distributor to receive and retain such compensation. These rules further require that commissions paid to an affiliated distributor by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to an affiliated distributor, and will review these procedures periodically.

Because no Fund markets its shares through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend a Fund's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.


For the fiscal year ended October 31, 1996, the Clover Capital Equity Value Portfolio paid SEI Investments Distribution Co.("SIDCO"), prior Distributor of the Portfolios, brokerage commissions in the aggregate amount of $2,339.29. For the fiscal year ended October 31, 1996, the commissions the Equity Value Portfolio paid to SIDCO represented 2% of the aggregate brokerage commissions which were paid on transactions that represented 62% of the aggregate dollar amount of transactions that incurred commissions paid by that Portfolio during such period. For the fiscal year ended October 31, 1996, the Clover Capital Fixed Income Portfolio paid SIDCO brokerage commissions in the aggregate amount of $225.03. For the fiscal year ended October 31, 1996, the commission the Fixed Income Portfolio paid to SIDCO represented 100% of the aggregate brokerage commissions which were paid on transactions that represented 100% of the aggregate dollar amount of transactions that incurred commissions paid by the Portfolio during such period.

For the fiscal period ended September 30, 1998, 1999 and 2000, the Funds paid aggregate brokerage commissions as follows:

--------------------------------------------------------------------------------
           Fund                 1998                 1999                 2000
           ----                 ----                 ----                 ----
--------------------------------------------------------------------------------
Small Cap Value  Fund          $66,282             $59,725             $145,225
--------------------------------------------------------------------------------
Equity Value Fund             $212,062             $366,744            $229,597
--------------------------------------------------------------------------------
Max Cap Value Fund             $4,519               $6,173             $16,901
--------------------------------------------------------------------------------
Fixed Income Fund                $--                 $838                $600
--------------------------------------------------------------------------------

Amounts designated as "--" are either $ 0 or have been rounded to $0.

The total value of securities of the Funds' regular Broker/Dealer held by each Fund for the fiscal year ended September 30, 2000, are as follows:

------------------------------------------------------------------------------------------------------------------
                                    Name of Broker/Dealer
                                    ---------------------
Fund                                  Issuing Securities      Total Value of Securities         Type of Security
----                                  ------------------      -------------------------         ----------------
                                         Held by Fund               Held by Fund
                                         ------------               ------------
------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                 Morgan Stanley Dean              $549,708                Repurchase Agreement
                                           Witter
------------------------------------------------------------------------------------------------------------------
Equity Value Fund                    Morgan Stanley Dean             $4,192,116               Repurchase Agreement
                                           Witter
------------------------------------------------------------------------------------------------------------------
Max Cap Value Fund                          None                         N/A                           N/A
------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                    Morgan Stanley Dean              $111,744                Repurchase Agreement
                                           Witter
------------------------------------------------------------------------------------------------------------------

For the fiscal year ended September 30, 1990 and 2000, the Funds' portfolio turnover rates were as follows:

--------------------------------------------------------------------------------
                                                Portfolio Turnover Rate
                                   ---------------------------------------------
           Fund                             1999                      2000
                                            ----                      ----
--------------------------------------------------------------------------------
Small Cap Value Fund                       79.93%                    85.80%
--------------------------------------------------------------------------------
Equity Value Fund                          98.85%                    90.15%
--------------------------------------------------------------------------------
Max Cap Value Fund                         92.26%                   153.58%
--------------------------------------------------------------------------------
Fixed Income Fund                          28.47%                    42.40%
--------------------------------------------------------------------------------

DESCRIPTION OF SHARES

Each share held entitles the Shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Voting rights are not cumulative. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

5% SHAREHOLDERS


As of January 16, 2001, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Portfolios. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial customers.

                                                                                                  Percentage
                                                                                                  ----------
                                        Name and Address of                   Number of           of Fund's
                                        -------------------                   ---------           ---------
        Fund                            Beneficial Owner                       Shares              Shares
        ----                            ----------------                       ------              ------
Clover Small Cap                 Donaldson Lufkin & Jenrette                421,751.9170           18.00%
Value Fund                       Secs Corp
                                 Mutual Funds
                                 P.O. Box 2052
                                 Jersey City, NJ 07303-2052

                                 Charles Schwab & Co., Inc.                 331,998.0630           14.17%
                                 Attn Mutual Funds/Team S
                                 4500 Cherry Creek  Dr S Fl 3
                                 Denver, CO 80209

                                 National Financial Services                194,473.2870           8.30%
                                 Corp For the Exclusive Benefit
                                 of our Customers
                                 Attn Mutual Funds 5th Fl.
                                 200 Liberty Street, 1 World
                                 Financial Center
                                 New York, NY 10281-1003

Clover Equity Value              National Financial Services                175,393.8670           6.14%
Fund                             Corp For the Exclusive Benefit
                                 of our Customers
                                 Attn Mutual Funds 5th Fl.
                                 200 Liberty Street, 1 World
                                 Financial Center
                                 New York, NY 10281-1003

                                                                                                  Percentage
                                                                                                  ----------
                                        Name and Address of                   Number of           of Fund's

                                        -------------------                   ---------           ---------
        Fund                            Beneficial Owner                       Shares              Shares
        ----                            ----------------                       ------              ------
Clover Max Cap Value             SEI Trust Company Customers                51,727.1830            11.98%
Fund                             IRA R/O Bette S. Breen
                                 111 Shoreway Dr
                                 Rochester, NY 14612-1225

                                 National Financial Services                47,813.2430            11.07%
                                 Corp For the Exclusive Benefit
                                 of our Customers
                                 Attn Mutual Funds 5th Fl.
                                 200 Liberty Street, 1 World
                                 Financial Center
                                 New York, NY 10281-1003

                                 SEI Trust Company                          46,345.6380            10.73%
                                 C/O M&T Investment Group
                                 Attn Mutual Fund Admin
                                 1 Freedom Valley Drive
                                 Oaks, PA 19456

                                 Clover Capital Management,                 33,342.7550            7.72%
                                 Inc.
                                 Employee 401(k) Savings and
                                 Deferred Profit Sharing Plan
                                 11 Tobey Village Office Park
                                 Pittsford, NY 14534-1755

                                 Thelma Schreiber                           30,152.0740            6.98%
                                 C/O E. Barry Kaplan
                                 Davie Kaplan Chapman &
                                 Braverman
                                 1000 First Federal Plaza
                                 Rochester, NY 14534

Clover Fixed Income              Charles Schwab & Co., Inc.                 872,023.7930           26.45%
Fund                             Attn Mutual Funds/Team S
                                 4500 Cherry Creek  Dr S Fl 3
                                 Denver, CO 80209

                                 Reho & Co.                                 503,314.2680           15.27%
                                 Attn Mutual Funds 8th Fl.
                                 P.O. Box 1377
                                 Buffalo, NY 14240-1377

                                                                                                  Percentage
                                                                                                  ----------

                                        Name and Address of                   Number of           of Fund's
                                        -------------------                   ---------           ---------
        Fund                            Beneficial Owner                       Shares              Shares
        ----                            ----------------                       ------              ------
                                 Clover Capital Management,                 231,053.9770           7.01%
                                 Inc.
                                 Employee 401(k) Savings and
                                 Deferred Profit Sharing Plan
                                 11 Tobey Village Office Park
                                 Pittsford, NY 14534-1755

                                 National Financial Services                210,421.0730           6.38%
                                 Corp For the Exclusive Benefit
                                 of our Customers
                                 Attn Mutual Funds 5th Fl.
                                 200 Liberty Street, 1 World
                                 Financial Center
                                 New York, NY 10281-1003


CUSTODIAN


First Union National Bank, Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.


EXPERTS

The financial statements incorporated by reference into this Statement of Additional Information and the Financial Highlights included in the prospectuses have been audited by Ernst & Young LLP, 2001 Market Street, Philadelphia, Pennsylvania, 19103, independent auditors, as indicated by their report, with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, serves as counsel to the Trust.

FINANCIAL STATEMENTS


The Trust's financial statements for the fiscal year ended September 30, 2000, including notes thereto and the report of Ernst & Young LLP thereon, are herein incorporated by reference. A copy of the 2000 Annual Report must accompany the delivery of this Statement of Additional Information.

APPENDIX

The following descriptions are summaries of published ratings.

DESCRIPTION OF CORPORATE BOND RATINGS

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds rated BBB by S&P are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Bonds rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Debt rated Baa by Moody's is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch uses plus and minus signs with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category. Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Bonds rated AAA by Duff are judged by Duff to be of the highest credit quality, with negligible risk factors being only slightly more than for risk-free U.S. Treasury debt. Bonds rated AA by Duff are judged by Duff to be of high credit quality with strong protection factors and risk that is modest but that may vary slightly from time to time because of economic conditions. Bonds rated A by Duff are judged by Duff to have average but adequate protection factors. However, risk factors are more variable and greater in periods of economic stress. Bonds rated BBB by Duff are judged by Duff as having below average protection factors but still considered sufficient for prudent investment, with considerable variability in risk during economic cycles.

Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly. Obligations for which there is a low expectation on investment risk are rated A by IBCA. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk. Obligations for which there is currently a low expectation of investment risk are rated BBB by IBCA. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1, 1 +, and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a satisfactory degree of safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

F-1+ (Exceptionally Strong) is the highest commercial paper rating Fitch assigns; paper rated F- 1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Very Strong) reflects an assurance of timely payment only slightly less in degree than paper rated F-1+. The rating F-2 (Good) reflects a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues rated F-1+ or F-1.

The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by good fundamental protection factors. Risk factors are minor. Duff has incorporated gradations of 1+ and 1-to assist investors in recognizing quality differences within this highest tier.

Paper rated Duff-1+ has the highest certainty of timely payment, with outstanding short-term liquidity and safety just below risk-free U.S. Treasury short-term obligations. Paper rated Duff-1- has high certainty of timely payment with strong liquidity factors which are supported by good fundamental protection factors. Risk factors are very small. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets (although ongoing funding may enlarge total financing requirements) and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1, the highest rating by IBCA, indicates that the obligation is supported by a strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2, the second highest rating, are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                                    TIP FUNDS



                   Penn Capital Strategic High Yield Bond Fund
                          Penn Capital Value Plus Fund

                               Investment Adviser:
                      Penn Capital Management Company, Inc.


This Statement of Additional Information is not a prospectus and relates only to the Penn Capital Strategic High Yield Bond Fund (the "Strategic High Yield Fund"), and Penn Capital Value Plus Fund (the "Value Plus Fund") (each a "Fund" and, together, the "Funds"). It is intended to provide additional information regarding the activities and operations of the TIP Funds (the "Trust"), and should be read in conjunction with the Funds' Prospectuses dated January 31, 2001. The Prospectus may be obtained without charge by calling 1-800-224- 6312.


                                TABLE OF CONTENTS


THE TRUST ...................................................................S-2
INVESTMENT OBJECTIVES........................................................S-2
INVESTMENT POLICIES..........................................................S-3
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS........................S-6
INVESTMENT LIMITATIONS......................................................S-23
THE ADVISER.................................................................S-25
THE ADMINISTRATOR...........................................................S-27
DISTRIBUTION AND SHAREHOLDER SERVICING......................................S-28
TRUSTEES AND OFFICERS OF THE TRUST..........................................S-29
COMPUTATION OF YIELD AND TOTAL RETURN.......................................S-32
PURCHASE AND REDEMPTION OF SHARES...........................................S-34
DETERMINATION OF NET ASSET VALUE............................................S-34
TAXES.......................................................................S-35
PORTFOLIO TRANSACTIONS......................................................S-37
DESCRIPTION OF SHARES.......................................................S-40
SHAREHOLDER LIABILITY.......................................................S-41
LIMITATION OF TRUSTEES' LIABILITY...........................................S-41
5% SHAREHOLDERS.............................................................S-42
CUSTODIAN...................................................................S-43
EXPERTS.....................................................................S-43
LEGAL COUNSEL...............................................................S-43
FINANCIAL INFORMATION.......................................................S-43
APPENDIX.....................................................................A-1

January 31, 2001

THE TRUST


This Statement of Additional Information relates only to the Penn Capital Strategic High Yield Bond Fund (the "Strategic High Yield Fund") and Penn Capital Value Plus Fund (the "Value Plus Fund") (each a "Fund" and, together, the "Funds"). Each Fund is a separate, diversified series of the TIP Funds (formerly, Turner Funds) (the "Trust"), an open-end management investment company established as a Massachusetts business trust under a Declaration of Trust dated January 26, 1996, and amended on February 21, 1997. On January 25, 1999, the High Yield Bond Fund acquired all of the assets and liabilities of the Alpha Select Penn Capital High Yield Bond Fund. Historical information presented for that Fund relates to the Alpha Select Fund. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of shares of beneficial interest ("shares"). Each portfolio is a separate mutual fund, and each share of each portfolio represents an equal proportionate interest in that portfolio. Shareholders may purchase shares in the Strategic High Yield Bond Fund through two separate classes, Class I and Class II, which provide for variations in distribution costs, transfer agent fees, voting rights and dividends. All other Funds in the Trust offer only Class I Shares. Except for the differences between the Class I Shares and Class II Shares pertaining to distribution and shareholder servicing, voting rights, dividends and transfer agent expenses, each share of each series represents an equal proportionate interest in that series. See "Description of Shares." The Trust also offers shares of the Turner Midcap Growth Fund, Turner Small Cap Growth Fund, Turner Micro Cap Growth Fund, Turner Select Growth Equity Fund,Turner Top 20 Fund, Turner Technology Fund, Turner Global Top 40 Fund, Turner B2B E-Commerce Fund, Turner Wireless & Communications Fund, Turner International Discovery Fund, Turner International Opportunities Fund, Turner Short Duration Government Funds-One Year, Turner Short Duration Government Funds-Three Year Portfolio, Turner Core High Quality Fixed Income Fund, Clover Max Cap Value Fund, Clover Equity Value Fund, Clover Small Cap Value Fund, and Clover Fixed Income Fund. Capitalized terms not defined herein are defined in the Prospectus offering shares of the Funds.


INVESTMENT OBJECTIVES




Penn Capital Strategic High Yield Bond Fund -- The Strategic High Yield Fund seeks to maximize income through high current yield and, as a secondary objective, to produce above average capital appreciation.

Penn Capital Value Plus Fund -- The Value Plus Fund seeks to achieve capital appreciation and above average income with less risk than the average risk of the S&P 500 Index.

There can be no assurance that any Fund will achieve its investment objective.

INVESTMENT POLICIES




Penn Capital Strategic High Yield Bond Fund

The Strategic High Yield Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of high yield securities (otherwise known as "junk bonds"). Securities and other financial instruments of issuers that may or may not be paying interest on a current basis and that are currently experiencing financial difficulties including, potentially, companies which are undergoing or are likely to undergo financial restructuring or liquidation, both under and outside of Federal Bankruptcy Code proceedings, are also included in the high yield universe and may be acquired by the Fund. The Fund invests primarily in publicly traded securities, and, to a lesser extent, privately placed restricted securities and other financial instruments for which there is a more limited trading market.


Penn Capital believes that the market for high yield securities is relatively inefficient compared to other securities due to the limited availability of information on such securities, the lack of extensive institutional research coverage of and market making activity with respect to many issuers of such securities, the complexity and difficulty of evaluation of such securities, and the limited liquidity, at times, of such securities. Penn Capital intends to exploit these inefficiencies using its knowledge and experience in the high yield market. Penn Capital seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.


The Fund will invest primarily in securities rated BB+ or Ba1 or lower by S&P and/or Moody's, and may invest in non-rated securities and in securities rated in the lowest rating category established by S&P and/or Moody's. Securities in the lowest ratings categories may be in default. See Appendix A for a discussion of these ratings. Any remaining assets may be invested in equity securities and investment grade fixed income securities. In addition, the Fund may engage in short sales against the box.

Penn Capital Value Plus Fund

The Value Plus Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of equity securities that may or may not pay dividends but whose main contribution to total return is intended from capital appreciation. The "value" equity securities the Fund will purchase will tend to have a low price to earnings ratio relative to the securities' market prices. The Fund will invest any remaining assets in fixed-income securities, cash and money market instruments, and may invest up to 35% of its assets in high yield securities.

The Fund seeks to provide, through a combination of income and capital appreciation, a total return consistent with a reasonable level of risk by investing in value equity securities and in fixed income obligations, including high yield securities. The Fund strives to secure a current yield appreciably higher than the average dividend yield of the companies comprising the S&P 500 Index. Typically, portfolios with high current income also exhibit less volatility and superior returns in down markets. The Fund actively seeks opportunity and value in all parts of a company's capital structure, including common and preferred stocks, as well as investment grade and high yield corporate and convertible bonds. Typically, one-third of the Fund's assets will be invested in large cap value equity securities (i.e., securities of issuers with market capitalizations of over $1 billion), one third in small cap value equity securities (i.e., securities of issuers with market capitalizations of less than $1 billion) and one third in bonds (primarily high yield securities) in order to generate interest income. The Fund's exposure to junk bonds will not exceed 35% of its total assets.

The Fund will invest primarily in publicly-traded securities, yet will maintain the right to purchase private securities for which there is a more limited trading market. The Fund generally seeks diversity both in terms of industries and issuers, but may invest relatively high proportions of its assets in a single industry or issuer. The Fund will also from time to time invest in the securities of companies engaged in an initial public offering.

The fixed income investments of the Fund consist primarily, but not exclusively, of cash paying, high yield corporate bonds. The Fund may invest in non-rated securities or in securities rated in the lowest ratings categories established by S&P and/or Moody's. See Appendix A for a discussion of the these ratings.

The Fund may participate in a securities lending program, which entails a risk of loss should a borrower fail financially. The Fund may purchase Rule 144A securities. The Fund may invest in certain instruments such as certain types of mortgage securities and when-issued securities, and may, to a limited extent, borrow money and utilize leveraging techniques. These investments and techniques, along with certain transactions involving futures, options, forwards and swaps, require a Fund to segregate some or all of its cash or liquid securities to cover its obligations pursuant to such instruments or techniques. As asset segregation reaches certain levels, the Fund may lose flexibility in managing its investments properly, responding to shareholder redemption request, or meeting other obligations and may be forced to sell other securities that it wanted to retain or to realize unintended gains or losses.

The Fund may also invest in federal, state and municipal government obligations, investment grade corporate bonds, foreign securities, including emerging market securities, zero coupon, pay-in-kind and deferred payment bonds, variable and floating rate securities, money market instruments, shares of other investment companies and cash equivalents, and may invest up to 20% of its assets in ADRs.

Investments in floating rate securities (floaters) and inverse floating rate securities (inverse floaters) and mortgage-backed securities (mortgage securities), including principal-only and interest-only stripped mortgage-backed securities (SMBs), may be highly sensitive to interest rate changes, and highly sensitive to the rate of principal payments (including prepayments on underlying mortgage assets).

The Fund may, although it has no present intention to do so, invest a portion of its assets in derivatives, including futures, options, forwards and swaps. Futures contracts, options, options on futures contracts, forwards and swaps entail certain costs and risks, including imperfect correlation between the value of the securities held by the Fund and the value of the particular derivative instrument, and the risk that the Fund could not close out a futures or options position when it would be most advantageous to do so.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of permitted investments for the Funds:

American Depositary Receipts ("ADRs")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

Asset-Backed Securities

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.


Borrowing

The Funds may borrow money equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In addition, the Strategic High Yield Fund may borrow to leverage its portfolio. Such borrowings may take the form of a margin account or a conventional bank borrowings in connection with securities purchases or interest rate arbitrage transactions. In an interest rate arbitrage transaction, the Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

Convertible Securities

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

Equity Securities

Equity securities include common stocks, preferred stocks, warrants, rights to acquire common or preferred stocks, and securities convertible into or exchangeable for common stocks. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which an equity Fund invests will cause the net asset value of the Fund to fluctuate. An investment in an equity Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

Fixed Income Securities

The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the investing Fund's net asset value.

Investment grade bonds include securities rated BBB by S&P or Baa by Moody's, which may be regarded as having speculative characteristics as to repayment of principal. If a security is downgraded, the Adviser will review the situation and take appropriate action.

Forward Foreign Currency Contracts

A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency.

Futures Contracts and Options on Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the Index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), as long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of a Fund's net assets. A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return.

In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.


High Yield Foreign Sovereign Debt Securities

Investing in fixed and floating rate high yield foreign sovereign debt securities will expose the Strategic High Yield Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability and willingness of sovereign obligers in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability.

Illiquid Securities

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with durations or maturities over seven days in length.

Investment Company Shares

Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. See also "Investment Limitations."

Leveraging

Leveraging a Fund creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced. Because the Securities and Exchange Commission (the "SEC") staff believes both reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage, which is a speculative factor. The requirement that such transactions be fully collateralized by assets segregated by the Fund's Custodian does impose a practical limit on the leverage created by such transactions.

Loan Participations and Assignments

Loan participations are interests in loans to corporations or governments which are administered by the lending bank or agent for a syndicate member ("intermediary bank"). In a loan participation, the borrower will be deemed to be the issuer of the participation interest, except to the extent the Strategic High Yield Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying borrower. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Under the terms of a loan participation, the Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying borrower) so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

Loan assignments are investments in assignments of all or a portion of certain loans from third parties. When a Fund purchases assignments from lenders it will acquire direct rights against the borrower on the loan. Since assignments are arranged through private negotiations between potential assignees and assignors, however, the rights and obligations acquired by the Fund may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be considered liquid, as determined by the Fund's adviser based on criteria approved by the Board of Trustees.

Lower-Rated Securities

Lower-rated securities are lower-rated bonds commonly referred to as "junk bonds" or high- yield securities. These securities are rated lower than Baa3 by Moody's and/or lower than BBB- by S&P. The Funds may invest in securities rated in the lowest ratings categories established by Moody's or by S&P. These ratings indicate that the obligations are speculative and may be in default. In addition, the Funds may invest in unrated securities of comparable quality subject to the restrictions stated in the Funds' Prospectus.

Certain Risk Factors Relating to High-Yield, High-Risk Securities

The descriptions below are intended to supplement the discussion in the Prospectus.

Growth of High-Yield, High-Risk Bond Market

The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Funds' ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

Sensitivity to Interest Rate and Economic Changes

Lower rated bonds are somewhat sensitive to adverse economic changes and corporate developments. During an economic down turn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Funds may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield bonds and the Funds' net asset values.

Payment Expectations

High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Funds would have to replace the securities with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the Funds' assets. If the Funds experience significant unexpected net redemptions, this may force them to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Funds' rates of return.

Liquidity and Valuation

There may be little trading in the secondary market for particular bonds, which may affect adversely the Funds' ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

Taxes


The Funds may purchase debt securities (such as zero-coupon, pay-in-kind or other types of securities) that contain original issue discounts. Original issue discount that accrues in a taxable year is treated as earned by each Fund and therefore is subject to the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code") even though the Fund has not received any interest payments on such obligations during that period. Because the original issue discount earned by the Funds in a taxable year may not be represented by cash income, the Funds may have to dispose of other securities and use the proceeds to make distributions to shareholders.


Money Market Instruments

Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker- dealers.

Mortgage- and Asset-Backed Securities

The Funds may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"), which are rated in one of the top two categories by S&P or Moody's. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs typically are issued with a number of classes or series which have different maturities and which are retired using cash flow from underlying collateral according to a specified plan.

Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage-backed securities, the Funds may invest in securities secured by asset-backed securities including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of card holders.

Portfolio Turnover


An annual portfolio turnover rate in excess of 100% may result from Penn Capital's investment strategy or from prevailing market conditions. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain.



Obligations of Supranational Agencies

The Funds may purchase obligations of supranational agencies. Currently, the Funds only intend to invest in obligations issued or guaranteed by the Asian Development Bank, Inter- American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and Nordic Investment Bank.

Options

A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing the yield on its fund and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realized as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the- counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian consisting of cash or liquid securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on securities or indices must be covered. When a Fund writes an option on an index or a security, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Risk Factors: Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

REITS

The Funds may invest in real estate investment trusts ("REITs"), which pool investors' funds for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. Shareholders in the Funds should realize that by investing in REITs indirectly through the Funds, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.


A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify to pass-through income to shareholders and unitholders under the Code or its failure to maintain exemption from registration under the Investment Company Act of 1940 (the "1940 Act").


Repurchase Agreements

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the Trust's Custodian or its agent must take actual or constructive possession of the underlying collateral. However, if the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

Rule 144A Securities

Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the 1933 Act. Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange- traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect a Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Trust's Board of Trustees.

Securities Lending

In order to generate additional income, a Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. Government or its agencies equal to at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

Securities of Foreign Issuers

The Funds may invest in securities of foreign issuers. In addition, the Funds may invest in American Depositary Receipts. These instruments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S.

dollars, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains if any, to be distributed to shareholders by a Fund. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Furthermore, emerging market countries may have less stable political environments than more developed countries. Also, it may be more difficult to obtain a judgment in a court outside the United States.

Short Sales

A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.

Swaps, Caps, Floors and Collars

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specific period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. In swap agreements, if a Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investment and their share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be highly volatile and have a considerable impact on a Fund's performance.

Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Any obligation a Fund may have under these types of arrangements will be covered by setting aside cash or liquid securities in a segregated account. A Fund will enter into swaps only with counterparties believed to be creditworthy.

Variable and Floating Rate Instruments

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

U.S. Government Agency Obligations

Certain Federal agencies, such as the Government National Mortgage Association ("GNMA"), have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities).

U.S. Government Securities

U.S. Government Securities are bills, notes and bonds issued by the U.S. Government and are securities backed by the full faith and credit of the United States.

U.S. Treasury Obligations

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interested and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES") are some types of U.S. Treasury securities.

U.S. Treasury Receipts

U.S. Treasury receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank.

The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.

Variable or Floating Rate Instruments

The Funds may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the Adviser, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Funds. The Adviser will monitor on an ongoing basis the earnings power, cash flow and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Warrants

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

When-Issued and Delayed Delivery Securities

When-issued or delayed delivery transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Fund will maintain with the Custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to a Fund before settlement.

When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.




Zero Coupon, Pay-In-Kind and Deferred Payment Securities

Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accredited. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Fund will have fewer assets with which to purchase income producing securities. In the event of adverse market conditions, zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuations in value and may be less liquid than comparably rated securities paying cash interest at regular interest payment periods.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations (and those set forth in the Prospectus) are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

No Fund may:

1. (i) Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.


3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

Non-Fundamental Policies

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

2.   Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act. Notwithstanding the foregoing, the Strategic High Yield Fund may purchase securities on margin in accordance with the investment policies in this SAI.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

Unregistered securities sold in reliance on the exemption from registration in
Section 4(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees. Rule 144A securities are securities that are traded in the institutional market pursuant to an exemption from registration. Rule 144A securities may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional buyers.

THE ADVISER


Penn Capital Management Company, Inc. ("Penn Capital" or the "Adviser"), Liberty View Building, Suite 210, 457 Haddonfield Road, Cherry Hill, NJ 08002, is a professional investment management firm founded in 1987 and registered as an investment adviser under the Investment Advisers Act. Richard A. Hocker is a founding partner and Chief Investment Officer of the Adviser, an investment management firm that manages the investment portfolios of institutions and high net worth individuals. As of December 31, 2000, the Adviser had assets under management of approximately $612 million. The Adviser employs a staff of 18 and manages monies in a variety of investment styles through either separate account management or one of its private investment funds.

The Adviser serves as the investment adviser for the Fund under an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of the Fund and continuously reviews, supervises and administers the Fund's investment programs, subject to the supervision of, and policies established by, the Trustees of the Trust.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder (except as provided under provisions of applicable law).

The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds applicable limitations, the Adviser will bear the amount of such excess. The Adviser will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

The continuance of the Advisory Agreement as to any Fund after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of that Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.


For the fiscal years ended September 30,1998, 1999, and 2000 the Funds paid (had reimbursed) the following advisory fees:

--------------------------------------------------------------------------------------------------------------
                                    Advisory Fees Paid                      Advisory Fees Waived/Reimbursed
                      ----------------------------------------------------------------------------------------
                           1998           1999           2000          1998             1999           2000
--------------------------------------------------------------------------------------------------------------
Penn Capital            $39,982(1)      $32,747         $70,316     $61,917(1)        $170,247       $132,433
Strategic High
Yield Bond Fund
--------------------------------------------------------------------------------------------------------------
Penn Capital                 *              *              *              *                *              *
Value Plus Fund
--------------------------------------------------------------------------------------------------------------

 *Not in operation during the period.

(1)  Commenced operations on March 1, 1998.

THE ADMINISTRATOR

The Trust and SEI Investments Mutual Funds Services (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three (3) years after the effective date of the agreement and shall continue in effect for successive periods of one (1) year unless terminated by either party on not less than 90 days' prior written notice to the other party.

The continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement is terminable at any time as to any Fund without penalty by the Trustees of the Trust, by a vote of a majority of the outstanding shares of the Fund or by the Manager on not less than 30 days' nor more than 60 days' written notice.


For the fiscal years ended September 30, 1998, 1999, and 2000 the Funds paid (had reimbursed) the following administration fees:

--------------------------------------------------------------------------------
                                             Administration Fees Paid
                             ---------------------------------------------------
                                     1998              1999               2000
--------------------------------------------------------------------------------
Strategic High Yield Fund         $42,740(1)         $68,309            $65,000
--------------------------------------------------------------------------------
Value Plus Fund                       *                 *                  *
--------------------------------------------------------------------------------

 *       Not in operation during this period.
(1)      Commenced operations on March 1, 1998.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly- owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds including, but without limitation: The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, ARK Funds, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, CNI Charter Funds, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., First Omaha Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Funds, iShares, Inc., iShares Trust, Johnson Family Funds, Inc., Millenium Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, Pitcairn Funds,SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II.

DISTRIBUTION AND SHAREHOLDER SERVICING

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement"). The Distributor receives no compensation for distribution of shares of the Funds.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and must be renewed annually thereafter. The Distribution Agreement may be terminated by the Distributor or by the Trust, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Strategic High Yield Fund has adopted a shareholder service plan for its Class II shares (the "Class II Service Plan") under which firms, including the Distributor, that provide shareholder and administrative services may receive compensation therefor. Under the Class II Service Plan, the Distributor may provide those services itself, or may enter into arrangements under which third parties provide such services and are compensated by the Distributor. Under such arrangements, the Distributor may retain as profit any difference between the fee it receives and the amount it pays such third parties. In addition, the Fund may enter into such arrangements directly. Under the Class II Service Plan, the Distributor is entitled to receive a fee at an annual rate of up to .25% of each Fund's average daily net assets attributable to Class II shares that are subject to the arrangement in return for provision of a broad range of shareholder and administrative services, including: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided for investments; changing dividend options; account designations and addresses; providing sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trust pays the fees for unaffiliated Trustees.


The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers to one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


ROBERT E. TURNER (DOB 11/26/56) - Trustee* - Chairman and Chief Investment Officer of Turner Investment Partners, Inc. ("Turner"), since 1990.


RICHARD A. HOCKER (DOB 07/21/46) - Trustee* - CEO and Chairman of the Board of Covenant Bank, 1988-1997. Director of Bedminister Bioconversion Corporation (technology company), since 1988. Chief Investment Officer and Senior Vice President of Penn Capital Management Co., Inc., since 1987.

MICHAEL E. JONES (DOB 12/24/54) - Trustee* - Senior Vice President, Investment Adviser and Portfolio Manager with Clover Capital Management Inc., since 1984. Principal of CCM Securities Inc.


ALFRED C. SALVATO (DOB 01/09/58) - Trustee** - Treasurer, Thomas Jefferson University Health Care Pension Fund, since 1995, and Assistant Treasurer, 1988-1995.


JANET F. SANSONE (DOB 08/11/45) - Trustee** - Self-employed, Consultant since 1999. Senior Vice President of Human Resources of Frontier Corporation (telecommunications company), (1993-1999).


JOHN T. WHOLIHAN (DOB 12/12/37) - Trustee** - Professor, Loyola Marymount University, since 1984.

STEPHEN J. KNEELEY (DOB 02/09/63) - President and Chief Executive Officer - Chief Operating Officer of Turner, since 1990.

JANET RADER ROTE (DOB 08/24/60) - Vice President and Assistant Secretary - Director of Compliance of Turner, since 1992.


TODD B. CIPPERMAN (DOB 02/14/66) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI, the administrator and distributor since 1995. Associate, Dewey Ballantine, 1994-1995. Associate, Winston and Strawn, 1991-1994.

ROBERT DELLACROCE (DOB 12/17/63) - Controller and Chief Accounting Officer - Director, Funds Administration and Accounting of SEI since 1994. Senior Audit Manager, Arthur Andersen LLP (accounting company), 1986-1994.

LYDIA A. GAVALIS (DOB 06/05/64) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Manager and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989- 1998.

WILLIAM E. ZITELLI, JR. (DOB 6/14/68) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group (1998 - 2000). Associate at Pepper Hamilton LLP (1997-1998). Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (1994-1997).

TIMOTHY D. BARTO (DOB 3/28/68) - Vice President and Assistant Secretary - Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Adviser, Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads (1997-1999). Associate at Richter, Miller & Finn (1994-1997).

CHRISTINE M. MCCULLOUGH (DOB 12/2/60) - Vice President and Assistant Secretary-Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Adviser, Administrator, and Distributor since December 1999. Associate at White and Williams LLP (1991-1999). Associate at Montgomery, McCracken, Walker & Rhoads (1990-1991).

TONI C. NEFF (DOB 04/15/68) - Vice President and Assistant Secretary- Compliance Officer for Turner since March 2000. Analyst for the Penn Mutual Life Insurance Co. (October 1999-January 2000). Compliance Officer for Capital Analysts Inc. (February 1999-October 1999). Securities Industry Examiner, NASD Regulation (September 1997- February 1999). Law Clerk at Bealsy, Casey & Erbstein (October 1996-September 1997).

BRIAN M. FERKO (DOB 05/6/71) - Vice President & Assistant Secretary - Product Manager for the Turner Funds since 1997. Relationship Manager, SEI Investments (1995- 1997). Registered Representative for the Distributor since 1995.

JAMES W. JENNINGS (DOB 01/15/37) - Secretary - Partner, Morgan, Lewis & Bockius LLP, counsel to the Trust, Turner, the Administrator and Distributor.


JOHN H. GRADY, JR. (DOB 06/01/61) - Assistant Secretary - 1701 Market Street, Philadelphia, Pennsylvania 19103, Partner, Morgan, Lewis & Bockius LLP, counsel to the Trust, Turner, the Administrator and the Distributor.

JAMES N'DIAYE (DOB 09/11/66) - Assistant Secretary - 1701 Market Street, Philadelphia, Pennsylvania 19103, Associate, Morgan, Lewis & Bockius LLP since May 2000. Assistant General Counsel, ING Group (1999-2000). Senior Counsel, Dreyfus Corporation (1997- 1999). Assistant General Counsel, Prudential Securities (1994-1997).

The following table exhibits Trustee compensation for the fiscal year ended September 30, 2000.

----------------------------------------------------------------------------------------------------------------------
                                   Aggregate             Pension or         Estimated        Total Compensation From
                               Compensation From         Retirement          Annual            Registrant and Fund
                               Registrant for the         Benefits          Benefits         Complex Paid to Trustees
      Name of Person,          Fiscal Year Ended         Accrued as           Upon          for the Fiscal Year Ended
         Position              September 30, 2000       Part of Fund       Retirement           September 30, 2000
                                                          Expenses
----------------------------------------------------------------------------------------------------------------------
Robert Turner*                         $0                    N/A               N/A            $0 for service on two
                                                                                                      Boards
----------------------------------------------------------------------------------------------------------------------
Richard A. Hocker*                     $0                    N/A               N/A         $0 for service on one Board
----------------------------------------------------------------------------------------------------------------------
Michael E. Jones*                      $0                    N/A               N/A         $0 for service on one Board
----------------------------------------------------------------------------------------------------------------------
Alfred C. Salvato**                  $8,000                  N/A               N/A          $14,000 for service on two
                                                                                                      Boards
----------------------------------------------------------------------------------------------------------------------
Janet F. Sansone**                   $8,000                  N/A               N/A          $9,775 for service on one
                                                                                                      Board
----------------------------------------------------------------------------------------------------------------------
John T. Wholihan**                   $8,000                  N/A               N/A          $10,538 for service on one
                                                                                                      Board
----------------------------------------------------------------------------------------------------------------------

* Messrs. Robert Turner, Richard Hocker and Michael Jones are Trustees who may be deemed to be "interested persons" of the Trust as the term is defined in the 1940 Act. The Trust pays fees only to the Trustees who are not interested persons of the Trust. Compensation of Officers and interested persons of the Trust is paid by the adviser or the manager.


** Member of the Audit Committee.

The Trustees and Officers of the Trust own less than 1% of the outstanding shares of the Trust.

COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Trust may advertise yield and total return of the Funds. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd + 1)6 - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.


Based on the foregoing, the 30-day yield for the Funds for the 30-day period ended September 30, 2000 were as follows:

           ----------------------------------------------------
                     Fund                          30-Day Yield
           ----------------------------------------------------
           Penn Capital Strategic High                  9.31%
           Yield Fund
           ----------------------------------------------------
           Penn Capital Value Plus                       N/A
           Fund
           ----------------------------------------------------


The total return of a Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.


Based on the foregoing, the average annual total return for the Funds from inception through September 30, 2000, and for the one and five year periods ended September 30, 2000, were as follows:

--------------------------------------------------------------------------------
                                       Average Annual Total Return
                            ----------------------------------------------------
                                One Year         Five Year       Since Inception
--------------------------------------------------------------------------------
Penn Capital Strategic           0.56%              *                 0.52%
High Yield Fund
--------------------------------------------------------------------------------
Penn Capital Value                 *                *                   *
Plus Fund
--------------------------------------------------------------------------------


PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Transfer Agent on days when the New York Stock Exchange is open for business. Currently, the weekdays on which the Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued by the Administrator. The Administrator may use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. However, the pricing service may use a matrix system to determine valuations of fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Trust would receive if it sold the instrument.

Some Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

If there is no readily ascertainable market value for a security, the Administrator will make a good faith determination as to the "fair value" of the security.

TAXES


The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local and foreign tax liabilities.


Federal Income Tax

The discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.


In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from divi dends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other

RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuer.

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), each Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.


The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gains, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.


Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. Long-term capital gains are currently taxed at a maximum rate of 20%, and short-term capital gains are currently taxed at ordinary income tax rates.


The Funds will inform you of the amount of your distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year a Fund may designate and distribute to you as ordinary income a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.


In certain cases, a Fund will be required to withhold and remit to the United States Treasury 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to that Fund that such shareholder is not subject to backup withholding.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of a Fund's current and accumulated earnings and profits, and such distributions will generally be eligible for the corporate dividends-received deduction.


Funds may, in certain circumstances involving tax-free reorganizations, accept securities that are appropriate investments as payment for Fund shares (an "In-Kind Purchase"). An In-Kind Purchase may result in adverse tax consequences under certain circumstances to either the investors transferring securities for shares ("In-Kind Investors") or to investors who acquire shares of the Fund after a transfer ("new shareholders"). As a result of an In-Kind Purchase, the Funds may acquire securities that have appreciated in value or depreciated in value from the date they were acquired. If appreciated securities were to be sold after an In-Kind Purchase, the amount of the gain would be taxable to new shareholders as well as to In-Kind Investors. The effect of this for new shareholders would be to tax them on a distribution that represents a return of the purchase price of their shares rather than an increase in the value of their investment. The effect on In-Kind Investors would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Funds acquire securities having an unrealized capital loss. In that case, In-Kind Investors will be unable to utilize the loss to offset gains, but, because an In-Kind Purchase will not result in any gains, the inability of In-Kind Investors to utilize unrealized losses will have no immediate tax effect. For new shareholders, to the extent that unrealized losses are realized by the Funds, new shareholders may benefit by any reduction in net tax liability attributable to the losses. The Adviser cannot predict whether securities acquired in any In-Kind Purchase will have unrealized gains or losses on the date of the In-Kind Purchase, or whether losses are limited under the Code. Consistent with its duties as investment adviser, the Adviser will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Funds.


The Funds may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.


State Taxes

No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

PORTFOLIO TRANSACTIONS

The Adviser is authorized to select brokers and dealers to effect securities transactions for the Funds. The Adviser will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Adviser seeks to select brokers or dealers that offer a Fund best price and execution or other services which are of benefit to the Fund.

The Funds have no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees of the Funds, the Adviser is responsible for placing the orders to execute transactions for the Funds. In placing orders, it is the policy of the Adviser to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

The money market instruments in which the Funds invest are traded primarily in the over- the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Funds will primarily consist of dealer spreads and underwriting commissions.

The Adviser may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, a Fund or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising that Fund.

Although they are not expected to do so, the Funds may execute brokerage or other agency transactions through the Distributor for commissions in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Trust and the Distributor expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Because no Fund markets its shares through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend a Fund's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.


For the fiscal period ended September 30, 1999, and for the fiscal year ended September 30, 2000, the Funds paid aggregate brokerage commissions as follows:

================================================================================
Fund                                         1999                      2000
================================================================================
Penn Capital Strategic                     $20, 815                  $14,626
High Yield Bond Fund
--------------------------------------------------------------------------------
Penn Capital Value                             *                        *
Plus Fund
================================================================================

*Not in operation during this period.

Total amount of securities of the Broker/Dealer held by each Fund for the fiscal year ended September 30, 2000 are as follows:

-----------------------------------------------------------------------------------------------------------
                                                            Total Amount of
                                  Name of                   Securities Held by
Fund                              Broker/Dealer             Each Broker/Dealer         Type of Security
-----------------------------------------------------------------------------------------------------------
Penn Capital Strategic            Morgan Stanley            $1,032,661                 Repurchase Agreement
High Yield Bond Fund              Dean Witter
-----------------------------------------------------------------------------------------------------------

For the fiscal years ended September 30, 1999 and 2000 the Funds' portfolio turnover rates were as follows:

--------------------------------------------------------------------------------
                                                  Portfolio Turnover Rate
                                       -----------------------------------------
                                                1999                    2000
--------------------------------------------------------------------------------
Penn Capital Strategic High                    96.98%                  76.00%
Yield Bond Fund
--------------------------------------------------------------------------------
Penn Capital Value Plus Fund                      *                       *
--------------------------------------------------------------------------------


*Not in operation during the period.

DESCRIPTION OF SHARES

Each share held entitles the Shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Voting rights are not cumulative. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Delaware business trust, the Trust is not required to hold annual meetings of Shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

5% SHAREHOLDERS


As of January 4, 2001, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Portfolios. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers.

                                                                                                  Percentage
                                  Name and Address                           Number of             of Fund's

         Fund                    of Beneficial Owner                           Shares               Shares
         ----                    -------------------                           ------               ------
------------------------------------------------------------------------------------------------------------
Penn Capital                 First Union National Bank                      838,891.6970            38.35%%
Strategic High Yield         Cash/Reinvest
-- Class I                   A/C 9888888863
                             CMG-2-1151
                             1525 W WT Harris Blvd NC1151
                             Charlotte, NC 28262-8522

                             Independence Trust Company                     215,462.3290              9.85%
                             Attn Operations
                             P.O. Box 682188
                             Franklin TN 37068-2188
                             Saxon & Co. ITEE                               189,956.5960              8.68%

                             FBO 20101021040948
                             P.O. Box 7780-1888
                             Philadelphia, PA 19182-0001

                             Virtual Memorial Hospital                      151,546.7760              6.93%
                             Burlington County Inc.
                             1000 Atlantic Avenue
                             Camden, NJ 08104-1132

                             Batrus & Co.,                                  143,763.2860              6.57%
                             C/O Bankers Trust Company
                             P.O. Box 9005
                             New York, NY 10087-9005

                             Peter Denton & Audrey Denton                   120,735.5080              5.52%
                             JTWROS
                             P.O. Box 294
                             Moorestown, NJ 08057-0294


CUSTODIAN

First Union National Bank, Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

EXPERTS

The financial statements incorporated by reference into this Statement of Additional Information and the Financial Highlights included in the prospectuses have been audited by Ernst & Young LLP, 2001 Market Street, Philadelphia, Pennsylvania, 19103, independent auditors, as indicated by their report, with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, serves as counsel to the Trust.

FINANCIAL INFORMATION


The Trust's financial statements for the fiscal year ended September 30, 2000, including notes thereto and the report of Ernst & Young LLP thereon, are herein incorporated by reference. A copy of the 2000 Annual Report must accompany the delivery of this Statement of Additional Information.

                                    APPENDIX

                      DESCRIPTION OF CORPORATE BOND RATINGS


DESCRIPTION OF MOODY'S LONG-TERM RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S LONG-TERM RATINGS

Investment Grade

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

     Debt rated 'BB', 'B', 'CCC', 'CC', and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC Debt rated 'CCC' has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC' rating.

C The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI Debt rated 'CI' is reserved for income bonds on which no interest is being paid.

D Debt is rated 'D' when the issue is in payment default, or the obligor has filed for bankruptcy. The 'D' rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

DESCRIPTION OF DUFF & PHELPS' LONG-TERM DEBT RATINGS

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+ High credit quality. Protection factors are strong. Risk is modest but may vary slightly from
AA-      time to time because of economic conditions.

A+ Protection factors are average but adequate. However, risk factors are more variable and
A-       greater in periods of economic stress.


BBB+ Below average protection factors but still considered sufficient for prudent investment.
BBB-     Considerable variability in risk during economic cycles.

BB+ Below investment grade but deemed likely to meet obligations when due. Present or
BB prospective financial protection factors fluctuate according to industry conditions or company
BB- fortunes. Overall quality may move up or down frequently within this category.

B+ Below investment grade and possessing risk that obligations will not be met when due.
B Financial protection factors will fluctuate widely according to economic cycles, industry
B- conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP       Preferred stock with dividend arrearages.

DESCRIPTION OF FITCH'S LONG-TERM RATINGS

Investment Grade Bond

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative grade bond

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C        Bonds are in imminent default in payment of interest or principal.

DDD, DD,
and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

DESCRIPTION OF IBCA'S LONG-TERM RATINGS

AAA Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

AA Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

A        Obligations for which there is a low expectation of investment risk.
         Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

BBB Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

BB Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.

B Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

CCC Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic or financial conditions.

CC Obligations which are highly speculative or which have a high risk of default.

C        Obligations which are currently in default.

DESCRIPTION OF THOMSON BANKWATCH'S LONG-TERM DEBT RATINGS

Investment Grade

AAA The highest category; indicates that the ability to repay principal and interest on a timely basis is very high.

AA The second-highest category; indicates a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Non-Investment Grade

BB While not investment grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B Issues rated "B" show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

CCC Issues rated "CCC" clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC "CC" is applied to issues that are subordinate to other obligations rated "CCC" and are afforded less protection in the event of bankruptcy or reorganization.

D        Default